UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio			44144
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1. Reports to Stockholders.

October 31, 2017

Annual Report

Victory NewBridge Large Cap Growth Fund

Victory Special Value Fund

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

Victory Expedition Emerging Markets Small Cap Fund

Victory INCORE Fund for Income

Victory National Municipal Bond Fund

Victory Ohio Municipal Bond Fund

Victory Strategic Allocation Fund

Victory INCORE Investment Grade Convertible Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (Unaudited)	5
Fund Review and Commentary	8
Financial Statements
Victory Equity Funds
Victory NewBridge Large Cap Growth Fund
Schedule of Portfolio Investments	38
Statement of Assets and Liabilities	64
Statement of Operations	72
Statements of Changes in Net Assets	76-78
Financial Highlights	88-92
Victory Special Value Fund
Schedule of Portfolio Investments	40
Statement of Assets and Liabilities	64
Statement of Operations	72
Statements of Changes in Net Assets	76-78
Financial Highlights	93-97
Victory Sycamore Established Value Fund
Schedule of Portfolio Investments	43
Statement of Assets and Liabilities	64
Statement of Operations	72
Statements of Changes in Net Assets	76-78
Financial Highlights	98-103
Victory Sycamore Small Company Opportunity Fund
Schedule of Portfolio Investments	46
Statement of Assets and Liabilities	66
Statement of Operations	73
Statements of Changes in Net Assets	79-81
Financial Highlights	104-108
Victory International Equity Funds
Victory Expedition Emerging Markets Small Cap Fund
Schedule of Portfolio Investments	49
Statement of Assets and Liabilities	66
Statement of Operations	73
Statements of Changes in Net Assets	79-81
Financial Highlights	109-110
Victory Taxable Fixed Income Fund
Victory INCORE Fund for Income
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	68
Statement of Operations	74
Statements of Changes in Net Assets	82-84
Financial Highlights	111-116

Table of Contents (continued)

Victory Tax-Exempt Fixed Income Funds
Victory National Municipal Bond Fund
Schedule of Portfolio Investments	56
Statement of Assets and Liabilities	68
Statement of Operations	74
Statements of Changes in Net Assets	82-84
Financial Highlights	117-118
Victory Ohio Municipal Bond Fund
Schedule of Portfolio Investments	58
Statement of Assets and Liabilities	68
Statement of Operations	74
Statements of Changes in Net Assets	82-84
Financial Highlights	119
Victory Hybrid Funds
Victory Strategic Allocation Fund
Schedule of Portfolio Investments	60
Statement of Assets and Liabilities	70
Statement of Operations	75
Statements of Changes in Net Assets	85-87
Financial Highlights	120-123
Victory INCORE Investment Grade Convertible Fund
Schedule of Portfolio Investments	61
Statement of Assets and Liabilities	70
Statement of Operations	75
Statements of Changes in Net Assets	85-87
Financial Highlights	124-125
Notes to Financial Statements	126
Report of Independent Registered Public Accounting Firm	144
Supplemental Information	145
Trustee and Officer Information	145
Proxy Voting and Form N-Q Information	148
Expense Examples	148
Additional Federal Income Tax Informaton	152

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

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Victory Funds Letter to Shareholders

Dear Shareholder,

It's on — risk, that is. At least that's the signal that the markets have been sending over the past year. Equities, by and large, have continued their steady march higher both domestically and globally.

Oddly enough the news flow has been anything but cheery. For starters, extreme levels of partisanship continue to be the norm in Washington, D.C., and there have been no substantive legislative accomplishments or fiscal stimulus. Geopolitical tensions remain elevated globally. We continue to hear strong rhetoric for anti-globalization policies and protectionism. Devastating hurricanes and floods wreaked havoc across the Southeastern U.S. and Puerto Rico. And the Federal Reserve continues to ratchet up short-term interest rates, albeit it slowly.

At first glance these factors typically might be considered less-than-ideal, but for now the markets seem unfazed. For the 12 months ended October 31, 2017, the S&P 500 Index® increased more than 23.63 percent. Investors appear to be squarely focused on the positive economic news and robust corporate profits, while discounting the normalization of interest rates and still unfulfilled regulatory, fiscal, and tax reforms. According to statistics from the U.S. Bureau of Economic Analysis, real gross domestic product (GDP) increased 3.0 percent in the third quarter of 2017 (according to the advance estimate). That's a continuation of a strong report from the second quarter of 2017, when real GDP increased 3.1 percent. Clearly, the strong economic underpinnings have kept pessimists at bay.

Investor optimism appears to be contagious, and both global developed and emerging market stocks have enjoyed strong performance. The MSCI Emerging Markets Index was up more than 20.72 percent for the 12 months ended October 31, 2017, while the MSCI World Index was up more than 23.20 percent for the same period.

While the market has been shrugging off the bad news to date, we believe it's vital to acknowledge the risks. For starters, equities may have priced in the prospect of large corporate tax cuts and a "repatriation holiday" that would allow them to reinvest or distribute cash currently held in overseas entities without incurring significant tax liabilities. But if no such legislation is enacted, will stock prices falter?

Moreover, the Federal Reserve has clearly communicated its intentions to continue gradually raising the federal funds target rate in 2018, while also reducing the size of its balance sheet by not reinvesting all principal payments and maturing securities associated with its bond-buying program. To date, prospects for tighter monetary policy have barely tempered the strength of domestic stocks, but if the trajectory of rate increases were to steepen, that might raise the cost of capital enough to spook investors.

There are also geopolitical tensions that need to be monitored on the Korean Peninsula, Russian-U.S. relations, credit risks in China, and countless other potential headwinds. As always, our independent investment franchises at Victory

Capital are committed to evaluating and managing risks and offering products to help investors achieve their objectives at all points of the market cycle.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President
Victory Funds

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Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of the Victory NewBridge Large Cap Growth Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The U.S. equity market extended 2016's modest gains with the Russell 1000 Growth Index (the "Index") and S&P 500 Index increasing 29.71% and 23.63%, respectively, for the fiscal year ended October 31, 2017.

Equities posted an impressive year following last year's more subdued performance which was influenced by a six week slide at the beginning of the year and Brexit mid-year. While there's been no shortage of noteworthy news flow as investors acclimate themselves to a new administration, equities have by and large been relatively immune to events that have rattled markets in years past. However resilient the equity market has been in 2017, the seminal event during the fourth calendar quarter of 2016 was the surprise election win by Donald Trump. It was a low probability event that led to an equally unexpected jump in equities and significant sector rotation. Sectors thought to be beneficiaries from expected pro-growth policy changes and lower taxes drove outperformance in Financials, Energy, and Infrastructure in the fourth quarter of 2016. Despite consistently strong performance and superior growth prospects, Technology was generally used as a source of funds to establish or increase exposure to the aforementioned cyclical sectors in the fourth quarter of 2016. Health Care had the distinction of having the best and worst performing industries. Biotech, which had been under duress since the summer of 2015 when the presidential campaign began in earnest, was the best performing industry as Clinton's loss was viewed as a positive for the group, while health insurers and facilities posted the worst performance as investors feared an immediate repeal of the Affordable Care Act. Consumer Discretionary performed well overall as the prospect of lower taxes was anticipated to help a sector that in which many companies pay high corporate tax rates.

For the fiscal year ended October 31, 2017, the Fund returned 20.84% (Class A shares at net asset value) underperforming a return of 29.71% from the Index1.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund (continued)

Information Technology made the largest absolute contribution to the Fund's performance, led by strong gains in Applied Materials, Adobe Systems, Red Hat, Inc. and PayPal Holdings. Although not a big part of the Fund, Materials also helped performance; with Sherwin Williams being the sole and biggest contributor. The biggest detractors to absolute and relative performance were Energy, Industrials and Health Care. Energy and Industrials were not big parts of the portfolio but did detract a fair amount of performance nonetheless. After finding a bottom in February 2016, energy prices were stuck in a tight range which weighed on the sector's performance and Halliburton, the Fund's sole holding, was no exception. Industrials outperformed as a sector for the Russell 1000 Growth Index but our selection, Acuity Brands, did not fare as well. Health Care delivered mixed results as strong performance from Align Technology, a recent addition to the Fund, was offset by negative performance from DexCom. Consumer Discretionary also yielded bifurcated performance as Amazon.com, Panera and Priceline posted excellent results and performance but O'Reilly Automotive and Ulta Beauty were "Amazoned". As one of the largest and longest standing holdings in the Fund, we concur with the disruptive impact Amazon has had on retail but disagree with the magnitude of the sell-off in every instance. We believe Amazon will continue to take market share in existing markets, and extend its business model into new areas, but there is room for other well managed companies to prosper. Time will ultimately determine which companies have the necessary ingredients to survive and even thrive but many investors threw in the towel in the third calendar quarter of 2017.

Outlook

Subsequent to the tremendous outperformance of value stocks over growth stocks in 2016, the performance pendulum swung the other way in 2017 as relative valuations for growth stocks became particularly attractive against the backdrop of better-than-expected earnings growth and tame inflation despite what many believe to be full employment.

Over the course of the last fiscal year, the United States absorbed two increases in the federal funds rate versus one for the prior fiscal year with one more expected in December and as many as three expected in 2018. Growth, which was muted last year, picked up notably in 2017 and has been the primary reason for the market's strong performance. Earnings growth in the second calendar quarter of 2017 was the strongest since 2010 and global Gross Domestic Product (GDP) has been stronger than many expected at the beginning of the year. Looking ahead, economic indicators point to sustainable global growth, earnings revisions are strong and broad, deflationary forces are stronger than inflationary trends, equity correlations have declined and remain low and tax and regulatory reforms could provide further upside to earnings.

We live in a dynamic world, where economic data, corporate news and geopolitical shocks can swiftly shift investor sentiment. Our goal is to identify and explore opportunities while properly assessing potential risks that have the potential to be market-moving and have stock-specific impact. As we have done so in the past, it is paramount that we adhere to our investment process and philosophy of finding and buying high-quality, high-growth stocks that will be successful over the longer term. Therefore, our focus remains on company fundamentals and we will continue to manage the portfolio by investing in companies with market leadership, solid financial bases, talented management teams, and sustainable revenue and earnings growth.

Victory Equity Funds (Unaudited)

Victory NewBridge Large Cap Growth Fund (continued)

Average Annual Return

Year Ended October 31, 2017

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/31/03		12/31/03		3/1/11	12/31/03	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000 Growth Index(1)
One Year	20.84%	13.89%	20.06%	19.34%	21.52%	20.56%	21.30%	29.71%
Three Year	8.13%	6.02%	7.30%	7.30%	8.55%	7.75%	8.43%	13.15%
Five Year	12.82%	11.49%	11.92%	11.92%	13.24%	12.42%	N/A	16.83%
Ten Year	5.39%	4.77%	4.54%	4.54%	N/A	5.00%	N/A	9.13%
Since Inception	7.83%	7.37%	6.98%	6.98%	9.91%	7.48%	12.02%	N/A
Expense Ratios
Gross	1.36%		2.15%		0.88%	2.80%	1.08%
With Applicable Waivers	1.36%		2.10%		0.88%	1.65%	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory NewBridge Large Cap Growth Fund — Growth of $10,000

(1)The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Equity Funds (Unaudited)

Victory Special Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Special Value Fund ("Fund") returned 23.84% (Class A Shares at net asset value), outperforming the S&P 500® Index benchmark (the "Index"), which returned 23.63% for the year ended October 31, 2017. Within the Fund, Information Technology, Financials and Materials were the strongest performing sectors, while Energy was the only sector to post negative total returns over the last twelve months. Relative to the Index, the portfolio's style exposures, sector allocation and stock selection all contributed to the Fund's outperformance. With regards to style, our exposures to momentum, earnings yield and (less) dividend yield more than offset the drag we experienced from our smaller size and higher beta.

The Fund generated excess return in 5 of 11 sectors, with Consumer Discretionary and Technology making the strongest contributions to relative performance. In Consumer Discretionary we avoided much of the weakness in retail and found stocks with strong fundamental momentum (Thor Industries, D.R. Horton), which more than offset the negative effect from our underweight sector allocation. In Technology, our internet holdings (YY, Inc. and Weibo Corp.) drove our outperformance, partially offset by our underweight in Apple and our position in IT distributor Tech Data. Financials was our weakest sector on a relative basis. Most of the underperformance was centered in Money Center Banks where we did not fully participate due to our underweight exposure.

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which we believe should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, but we believe this decline will be more durable if macro conditions continue to normalize at the margin. Specifically, ending zero interest rate monetary policy may remove a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability may create greater dispersion between winners and losers).

Victory Equity Funds (Unaudited)

Victory Special Value Fund (continued)

Average Annual Return

Year Ended October 31, 2017

	Class A		Class C		Class I	Class R	Class Y
INCEPTION DATE	12/3/93		3/1/03		8/31/07	12/21/99	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index(1)
One Year	23.84%	16.72%	22.65%	21.65%	23.86%	23.43%	24.12%	23.63%
Three Year	7.12%	5.03%	6.17%	6.17%	7.27%	6.81%	7.40%	10.77%
Five Year	11.44%	10.12%	10.44%	10.44%	11.66%	11.11%	N/A	15.18%
Ten Year	3.47%	2.86%	2.53%	2.53%	3.75%	3.15%	N/A	7.51%
Since Inception	8.88%	8.61%	8.35%	8.35%	4.36%	8.33%	10.07%	N/A
Expense Ratios
Gross	1.30%		2.19%		1.15%	1.56%	1.75%
With Applicable Waivers	1.30%		2.19%		1.15%	1.56%	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Special Value Fund — Growth of $10,000

(1)The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Mid-capitalization stocks typically carry additional risk, as smaller companies generally have higher a risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Victory Sycamore Established Value Fund (the "Fund") will fluctuate as the value of the securities in its portfolio changes.

Commentary

Investors faced perpetual mini cycles during the Fund's fiscal year ended October 31, 2017. First, the anticipated sell-off from a Trump presidential win never materialized. In fact, investors greeted the election of Donald Trump with an unforeseen rally (commonly referred to as the "Trump rally"). Euphoria swiftly crept into the market on the prospect for pro-growth policies under the new administration. Sectors that investors perceived to potentially benefit from a Trump presidency, such as Financials, Materials, Industrials and Energy, rallied. Small-cap equities were also rewarded given the prospect for deregulation. Even the failure of the Italian prime minister's referendum and his subsequent resignation did little to unnerve investors who feared turmoil in the country's banking sector should the vote be defeated.

The jubilation that unfolded immediately following the election began to fade early in the New Year. There was mounting concern about the viability of the "Trump rally," especially following the failure to push through healthcare reform. Investors were coming to grips with the possibility that the political capital spent to replace the Affordable Care Act may have ripple effects on other policy initiatives, including tax reform. The benign macroeconomic backdrop continued into spring with a series of events that market participants thought would lead to a spike in volatility. To name a few that made headlines, there was the James Comey testimony, the election in the United Kingdom, heightened geopolitical risk on the Korean Peninsula and the flattening of the U.S. yield curve — all of which investors have historically viewed as a precursor to economic slowdown. Surprisingly, relative calm remained with volatility becoming increasingly elusive. The summer months also presented investors with a plethora of events to digest. In similar fashion, the U.S. equity market shrugged off ongoing geopolitical risk on the Korean Peninsula and three devastating hurricanes to end the third quarter of 2017 in positive territory. For the S&P 500 Index®, it was the eighth straight quarter of gains, marking only the fifth time since 1928 that the large-cap benchmark has managed to advance for eight consecutive quarters.

We believe economic data remains steady enough for the U.S. Federal Reserve Bank (the "Fed") to signal that the Fed remains on a path of normalization. Additionally, the Fed messaged that it will begin shrinking its balance sheet sometime in the fourth quarter of 2017 — another possible indication that the bank remains optimistic about the economy.

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

Republicans also rolled out a unified tax proposal in late September, which was met with enthusiasm by investors. While the market welcomed the tax cut blueprint, it remains unclear whether the bill will be passed or whether Republicans will be forced to introduce a scaled-back version before any possibility of passage. As demonstrated in the fourth quarter of 2016, euphoria can swiftly creep into the market when there is prospect for stimulus. We believe the equity market can feasibly be buoyed by continued expectations for further fiscal policy accommodations despite current valuations.

The Fund outperformed its benchmark, the Russell Midcap® Value Index (the "Index"), for the fiscal year ended October 31, 2017, with the Fund returning 20.12% (Class A Shares at net asset value) versus the 17.12% return for the Index.

The Fund's outperformance was driven by both sector weighting and security selection. Sector weighting is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions. Stock selection in the Consumer Discretionary, Industrials, and Financials sectors contributed to relative performance. An underweight in Real Estate as well as an overweight in Information Technology and Industrials was also beneficial. Unfavorable stock selection in Information Technology and Real Estate partially offset some of the positive impact from allocation in the sectors. The Fund's lack of exposure to Telecommunication Services — the worst-performing sector for the period — also enhanced the Fund's return. Conversely, stock selection in the Energy, Materials and Health Care sectors detracted from performance. However, an underweight in Energy, which underperformed the broader Index for the fiscal year, entirely offset the negative impact from stock selection. Furthermore, an overweight in Materials partially negated the impact from unfavorable security selection. The Fund's cash position was also a drag on performance.

Homebuilder NVR was the top contributor for the period. NVR continues to benefit from the strong demand for single-family housing. Unit orders and unit backlog remains robust, which has boded well for the builder. Citizens Financial Group (NYSE: CFG) rallied on the prospect of an improving rate environment and deregulation under the new administration. Old Dominion Freight Line (NASDAQ: ODFL), a leading less-than-truckload (LTL) hauler, also rallied on an improving U.S. economic backdrop. ODFL continues to gain market share as a result of its ability to deliver superior service at a reasonable price.

DDR Corp., a shopping center REIT, was the top detractor. DDR hired a new senior management team earlier this year — a much needed development — that put a more permanent team in place. The management turnover and broader pressures on brick-and-mortar retailers from e-commerce have combined to depress DDR's share price relative to that of peers and the company's net asset value. MEDNAX (NYSE: MD), a provider of physician services for newborn and other pediatric subspecialty care was also a top detractor. The company cited the shift in payer mix (from commercial to government) and rising costs as the culprits for margin contraction. Additionally, a decline in Neonatal Intensive Care (NICU) volumes — largely a result of declining births — also contributed to the margin deterioration. Superior Energy Services (NYSE: SPN), an oil field services provider came under pressure this year as uncertainty continues to plague the Energy sector. While SPN is well-positioned to benefit from any uptick in oil rig count and increased drilling activity, the stock price has been punished due to the general overall gloom that is surrounding the sector.

Victory Equity Funds (Unaudited)

Victory Sycamore Established Value Fund (continued)

Average Annual Return

Year Ended October 31, 2017

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	5/5/00		3/1/16		3/1/10	8/16/83	3/4/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell Mid Cap Value Index(1)
One Year	20.12%	13.22%	19.20%	18.20%	20.50%	19.89%	20.54%	20.51%	17.12%
Three Year	11.84%	9.65%	N/A	N/A	12.20%	11.64%	12.25%	12.11%	8.26%
Five Year	16.15%	14.78%	N/A	N/A	16.55%	15.94%	N/A	N/A	14.49%
Ten Year	9.62%	8.97%	N/A	N/A	N/A	9.44%	N/A	N/A	7.90%
Since Inception	10.25%	9.87%	20.61%	20.61%	14.21%	11.89%	12.06%	14.63%	N/A
Expense Ratios
Gross	0.95%		1.80%		0.69%	1.13%	0.59%	0.72%
With Applicable Waivers	0.95%		1.80%		0.69%	1.13%	0.59%	0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sycamore Established Value Fund — Growth of $10,000

(1)The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. Small-capitalization stocks typically carry additional risk, as smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. The net asset value per share of the Victory Sycamore Small Company Opportunity Fund (the "Fund") will fluctuate as the value of the securities in its portfolio changes.

Commentary

Investors faced perpetual mini cycles during the Fund's fiscal year ended October 31, 2017. First, the anticipated sell-off from a Trump presidential win never materialized. In fact, investors greeted the election of Donald Trump with an unforeseen rally (commonly referred to as the "Trump rally"). Euphoria swiftly crept into the market on the prospect for pro-growth policies under the new administration. Sectors that investors perceived to potentially benefit from a Trump presidency, such as Financials, Materials, Industrials and Energy, rallied. Small-cap equities were also rewarded given the prospect for deregulation. Even the failure of the Italian prime minister's referendum and his subsequent resignation did little to unnerve investors who feared turmoil in the country's banking sector should the vote be defeated.

The jubilation that unfolded immediately following the election began to fade early in the New Year. There was mounting concern about the viability of the "Trump rally," especially following the failure to push through healthcare reform. Investors were coming to grips with the possibility that the political capital spent to replace the Affordable Care Act may have ripple effects on other policy initiatives, including tax reform. The benign macroeconomic backdrop continued into spring with a series of events that market participants thought would lead to a spike in volatility. To name a few that made headlines, there was the James Comey testimony, the election in the United Kingdom, heightened geopolitical risk on the Korean Peninsula and the flattening of the U.S. yield curve — all of which investors have historically viewed as a precursor to economic slowdown. Surprisingly, relative calm remained with volatility becoming increasingly elusive. The summer months also presented investors with a plethora of events to digest. In similar fashion, the U.S. equity market shrugged off ongoing geopolitical risk on the Korean Peninsula and three devastating hurricanes to end the third quarter of 2017 in positive territory. For the S&P 500 Index®, it was the eighth straight quarter of gains, marking only the fifth time since 1928 that the large-cap benchmark has managed to advance for eight consecutive quarters.

We believe economic data remains steady enough for the U.S Federal Reserve Bank (the "Fed") to signal that the Fed remains on a path of normalization. Additionally, the Fed messaged that it will begin shrinking its balance sheet sometime in the fourth quarter of 2017 — another possible indication that the bank remains optimistic about the economy.

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

Republicans also rolled out a unified tax proposal in late September, which was met with enthusiasm by investors. While the market welcomed the tax cut blueprint, it remains unclear whether the bill will be passed or whether Republicans will be forced to introduce a scaled-back version before any possibility of passage. As demonstrated in the fourth quarter of 2016, euphoria can swiftly creep into the market when there is prospect for stimulus. We believe the equity market can feasibly be buoyed by continued expectations for further fiscal policy accommodations despite current valuations.

The Fund outperformed its benchmark index, the Russell 2000® Value Index (the "Index"), with the Fund (Class A shares at net asset value) returning 27.02% versus the Index's return of 24.81%.

The Fund's relative return was driven by both stock selection and sector allocation decisions. Sector weighting is a by-product of our bottom-up security selection process and not a result of top-down tactical decisions. Stock selection in the Consumer Discretionary, Energy, Consumer Staples and Real Estate sectors were the largest contributors. An underweight in Real Estate, Energy and Utilities as well as an overweight in Industrials and Materials was also beneficial. However, the positive impact from the overweight in Industrials was partially offset by unfavorable stock selection in the sector. A lack of exposure to Telecommunication Services — the worst-performing sector for the period — also enhanced the Fund's return. Conversely, stock selection in Health Care and Information Technology detracted from the Fund's performance. However, the overweight positon in both of the sectors helped offset some of the negative impact from stock selection. An underweight in Financials as well as the Fund's cash position were a drag on performance.

Barnes Group (NYSE: B), a manufacturer of engineered products for the industrial and aerospace industries, was the top contributor for the fiscal year period. Barnes benefited from solid results across business segments. Due to strong after-market growth in the aerospace segment, the company increased its full-year outlook for both sales and margins. Aerojet Rocketdyne (NYSE: AJRD), a manufacturer of propulsion for the space and defense industries was also a top contributor. The stock price reacted favorably to several developments including: 1) strong 2Q17 results; 2) North Korean missile launches (Aerojet is involved in missile defense technology); and 3) Northrop Grumman's acquisition of rival Orbital ATK. Multiples across the industry have re-rated higher given the rise in geopolitical risks as well as the potential for increased program funding by the Trump administration. The share price of poultry processor Sanderson Farms (NASDAQ: SAFM) reacted favorably due to solid results throughout the period. Chicken prices were strong, while the pricing environment for feed (corn and soybeans) due to current supply remained favorable.

LifePoint Health (NASDAQ: LPNT), a Health Care services provider focused on rural areas, was the largest detractor. The share price has declined given the challenging backdrop of a shift in payer mix (from commercial to government) and lower utilization for hospitals in general. Furthermore, margin improvement from recent acquisitions did not materialize as anticipated, which has also weighed on the share price. Electronics For Imaging's (NASDAQ: EFII) stock sold off in early August after the company issued a press release stating that it would delay reporting 2Q17 earnings. Management cited that the company's audit committee was in the middle of an ongoing internal investigation into certain accounting practices related to the timing of revenue recognition. In early September, the company issued several updates specific to their accounting issues that concluded that they do not expect to report

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

any material error that would require a restatement of any of its previously reported financial results for any period. Later in September, the company reported 2Q17 earnings. Importantly, the company disclosed that the accounting review revealed weak internal controls, but did not result in any material misstatements from previous quarters. The share price recovered some of the losses incurred after the initial press release as a result of the findings. However, the company reported 3Q17 results that were below consensus expectations and below guidance which has also weighed on the share price. Shares in Smart & Final Stores (NYSE: SFS) reacted unfavorably to the announced acquisition of Whole Foods by Amazon. Given the increasing competitive landscape and pressure on margins, we divested the position.

Victory Equity Funds (Unaudited)

Victory Sycamore Small Company Opportunity Fund (continued)

Average Annual Return

Year Ended October 31, 2017

	Class A		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		8/31/07	8/16/83	12/14/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000 Value Index(1)
One Year	27.02%	19.73%	27.44%	26.73%	27.44%	27.10%	24.81%
Three Year	12.78%	10.58%	13.15%	12.54%	N/A	12.91%	9.67%
Five Year	15.98%	14.61%	16.36%	15.71%	N/A	N/A	13.58%
Ten Year	9.52%	8.88%	9.93%	9.31%	N/A	N/A	7.04%
Since Inception	10.69%	10.34%	9.81%	10.11%	21.30%	14.20%	N/A
Expense Ratios
Gross	1.26%		0.96%	1.48%	1.12%	1.39%
With Applicable Waivers	1.26%		0.96%	1.48%	0.98%	1.15%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Sycamore Small Company Opportunity Fund — Growth of $10,000

(1)The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. These indicies do not include the effect of sales charges, are not representative of the Fund and it is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory International Equity Fund (Unaudited)

Victory Expedition Emerging Markets Small Cap Fund

Portfolio Holdings

As a Percentage of Total Investments

Global markets saw protracted gains during the fiscal year ended October 31, 2017. U.S. domestic stocks started their climb following the election in early November. Europe continued to show promising signs of recovery as potential issues that dominated headlines in 2016, such as Brexit and the Italian constitutional referendum, have not dented stock prices. The fiscal year saw improvements in both domestic demand and export growth for Japan, driving prices higher in that market as well. China opened its Hong Kong-Shenzhen link early in the fiscal year and after a brief period of weakness immediately following the U.S. election, emerging market countries quickly followed the rest of the world into the rally. An increased willingness on the part of central banks to raise rates, or at least consider doing so, reflects the confidence in global economic growth that has come to be the defining narrative of the fiscal year under review. Even considerable geopolitical uncertainties, such as those posed by an unorthodox Trump presidency and the previously mentioned Brexit, appear to have had little or no effect on stock prices and little impact on the prevailing sentiment.

For the fiscal year ended October 31, 2017, the Victory Expedition Emerging Markets Small Cap Fund ("Fund") (Class I Shares at net asset value) appreciated 7.22% compared to the benchmark MSCI Emerging Markets Small Cap Index (the "Index"), which appreciated 20.72% over the same period. A large style divergence opened up in the emerging markets small cap space during the fiscal year (the MSCI Emerging Markets Small Cap Growth Index gained 16.54%, versus a gain of 24.88% for the MSCI Emerging Markets Small Cap Value Index), as low-quality names were swept up in the broad market rally described above. Given the Fund's inclination towards a growth-oriented investment style, this divergence was particularly challenging for performance over the period.

Information Technology was the strongest performing sector over the year, followed by Industrial Services and Utilities. Process Industries, Consumer Non-durables, Retail Trade, and Health Technology were the most significant detractors during the period. On a country basis, Brazil was the greatest contributor to Fund performance, followed by Singapore. South Korea, India, Hong Kong and the Philippines proved to be the most detracting countries over the year in review.

Q Technology, a Hong Kong-listed camera lenses manufacturer, was the top performing constituent of the Fund over the period. The stock's strong performance was a result of new customer penetration resulting from an increased focus on mobile phone camera lenses. The second largest contributor was Richwave Technology, an integrated circuits manufacturer in Taiwan. Richwave's stock price appreciated as a result of an increased presence in the WiFi components manufacturing space. Top contributors for the year were rounded out by Sterlite Technologies, an Indian optical fiber-cable company, KEC, an Indian power transmitter, and International Meal Company, a restaurant and food concessions operator in Brazil.

Victory International Equity Fund (Unaudited)

Victory Expedition Emerging Markets Small Cap Fund (continued)

The top detractors from Fund performance consisted of DXB Entertainments, an amusement park operator in the United Arab Emirates, Hilong, a Hong Kong-listed oilfield services provider, DIO, a dental implants maker in South Korea, Ramayana Lestari, an Indonesian department store operator, and Vieworks, a South Korean medical digital imaging firm.

We believe that significant growth drivers exist at the local level in the emerging world, which can be captured through small cap equity exposure. Many domestic industries continue to be direct beneficiaries of aspiring consumers, infrastructure programs, technological advances and a rising demand for services. We continue to identify companies with secular earnings growth, proven franchises, financial stability and excellent management teams.

Victory International Equity Fund (Unaudited)

Victory Expedition Emerging Markets Small Cap Fund (continued)

Average Annual Return

Year Ended October 31, 2017

	Class C		Class I
INCEPTION DATE	4/11/14		4/1/14
	Net Asset Value	Contingent Deferred Charges	Net Asset Value	MSCI Emerging Market Small Cap Index(1)
One Year	6.10%	5.10%	7.22%	20.72%
Three Year	–2.49%	–2.49%	–1.47%	4.95%
Five Year	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A
Since Inception	–0.78%	–0.78%	–0.23%	N/A
Expense Ratios
Gross	26.77%		2.23%
With Applicable Waivers	2.55%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Expedition Emerging Markets Small Cap Fund — Growth of $10,000

(1)The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

The graph reflects investment growth of a hypothetical $10,000 investment in Class I Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The return of principal in bond funds is not guaranteed. The principal value of a bond falls when interest rates rise and rises when interest rates fall. During periods of rising interest rates, the value of a bond investment is at greater risk than during periods of stable or falling rates. Bond funds have the same interest rate, inflation, reinvestment, credit and prepayment risks associated with the underlying bonds in the portfolio.

Commentary

For the fiscal year ended October 31, 2017, the Victory INCORE Fund for Income ("Fund") had a total return of -0.51% (Class A shares at net asset value), underperforming its benchmark index, the Bloomberg Barclays U.S. Capital 1-5 Year Government Bond Index, which returned 0.05%.

Equity markets rallied handsomely over this period, up over 20% across the three major indices. Unlike the equity markets, most bond prices fell (yields rose) with the exception of the 30 year U.S. Treasury bond. The yield curve flattened. Bond prices move opposite yields.

During the year most asset classes outperformed duration-neutral U.S. Treasury bonds with the exception of mortgage debt, which underperformed due to a reduction in ongoing purchases by the Federal Reserve (the "Fed"). The Fed stopped re-investing ongoing pay downs of their existing mortgage holdings starting in October 2017. The pace of the re-investment reduction is almost trivial, and frankly we view it as an opportunity to add Government National Mortgage Association ("GNMA") debt at lower prices. The general outperformance among fixed income asset classes was led by corporate bonds — not surprising given their longer duration, particularly in a flattening yield curve environment. Commercial mortgage-backed securities, agency and asset-backed securities all outperformed duration-neutral U.S. Treasury bonds. The mortgage market lagged similar average life U.S. Treasury bonds, dragged down by GNMAs. Within the mortgage market, Freddie Mac led Fannie Mae and both barely bested U.S. Treasury bonds, while GNMA underperformed versus similar average life U.S. Treasury bonds by a large margin due to what we believe are two issues: lower coupon refinance churn and commensurate headline risk combined with reduced demand from overseas.

The Fund's 1% allocation to GNMA multi-family bonds led performance. The Fund's 4% allocation to GNMA structured bonds also contributed strongly to performance while both GNMA pools and U.S. Treasuries were positive contributors to performance, at 75% and 20% allocations, respectively. While each sector outperformed duration-neutral U.S. Treasury bonds, the overall performance of the last twelve months was still negative. Calendar year-to-date performance is positive. Being a bond fund in a rising rate environment is never fun, but generally, we believe the Fund is better positioned than those funds with either longer durations or greater credit exposures. Recall also, that interest rates rose dramatically after the U.S. presidential election. This contributed to the Fund's underperformance year-over-year. The dramatic flattening of the yield curve, with rates slightly lower at the long end and

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income (continued)

significantly higher at the short end, has been an additional headwind. This is due in part to the interest rate hikes the Fed has enacted in the past twelve months. While a further interest rate hike in December is already priced in and highly likely to occur, with the recent announcement of a new Fed chair and four more vacant seats to be filled, the path of future Fed policy is highly uncertain. It is possible that the newly appointed Fed chair may lay a more dovish path for rates than the current Fed chair has charted, based on the fact that the labor force participation rate remains near historically low levels and inflation remains stubbornly below target as well. Hence further yield curve flattening is in doubt. Debt ceiling and tax reform remain additional questions to be addressed in the short term. 2018's mid-term elections may create more headwinds for the current administration in the medium term. However, absent any action to increase productivity domestically may mean the short term changes, should they occur, might be less impactful over the longer-term.

The goal of our strategy remains to deliver high, reliable income consistent with preservation of capital.

Victory Taxable Fixed Income Fund (Unaudited)

Victory INCORE Fund for Income (continued)

Average Annual Return

Year Ended October 31, 2017

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	3/26/99		3/1/02		3/1/11	9/16/87	3/4/15	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	Barclays Capital 1-5 Year U.S. Government Bond Index(1)
One Year	–0.51%	–2.54%	–1.41%	–2.35%	–0.34%	–0.62%	–0.36%	–0.53%	0.05%
Three Year	1.00%	0.32%	0.20%	0.20%	1.27%	0.96%	N/A	1.16%	0.97%
Five Year	0.73%	0.32%	–0.05%	–0.05%	1.01%	0.72%	N/A	N/A	0.83%
Ten Year	2.98%	2.77%	2.17%	2.17%	N/A	2.95%	N/A	N/A	2.32%
Since Inception	3.69%	3.57%	2.38%	2.38%	1.73%	5.34%	0.83%	0.96%	N/A
Expense Ratios
Gross	0.91%		1.69%		0.63%	0.90%	0.97%	0.89%
With Applicable Waivers	0.91%		1.69%		0.63%	0.90%	0.63%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Fund for Income — Growth of $10,000

(1)Barclays Capital 1-5 Year U.S. Government Bond Index is a market-weighted index measuring the performance of Treasury and Agency securities issued by the United States Government with maturities of one to five years. The index does not include the effect of expenses of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Tax-Exempt Fixed Income Funds (Unaudited)

Victory National Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

During the fiscal year ended October 31, 2017, we saw the Federal Reserve raise their short term interest rate target by 25bps three times. It is highly anticipated that there will be another 25bps rate hike in December 2017. Municipal bonds had a very nice rally during the last 11 months of the fiscal year. The annual returns for the 12 month period are somewhat lackluster due to the large monthly negative returns experienced in November 2016. This came immediately after the election with the unexpected victory of Donald Trump for president. The general thinking right after the election was that there would be large increases in spending, which would drive up deficits and drive up interest rates. By December 2016, these fears had largely calmed down and the 11-month rally in the municipal market followed. During calendar year 2017, the first 10 months observed an extremely low variance in interest rates as measured by the U.S. 10-year Treasury Bond. During this time period, the yield on the U.S. 10-year Treasury Bond stayed between 2.00% and 2.65%, giving the market the tightest trading range since the mid-1960s according to Bloomberg.

For the year ended October 31, 2017, the Victory National Municipal Bond Fund ("Fund") had a total return of 1.06% (Class A Shares at net asset value). The Fund's benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, had a total return of 1.73%.

Municipal supply has been plentiful during the year, as in previous years. Net inflows into municipal bond mutual funds have been positive throughout the year, but not at extraordinarily high levels. One common valuation metric used to assess whether municipals are trading "rich or cheap" is how their yields compare to comparable maturity treasury bonds. This ratio started the year with municipal bonds being relatively cheap as compared to U.S. treasury yields, but by the end of October, municipals had greatly outperformed treasuries during the year. This is a positive for people who owned municipals throughout the whole time period, but after this outperformance, municipal bonds are now arguably valued a little rich.

The Fund slightly underperformed its peers in the Morningstar universe during the last 12 months. Its 12-month returns lagged the category average by 0.39%. Contributing to the underperformance is the higher quality bias of the Fund as the high yield sector in municipals continued to outperform higher quality bonds. The Fund's relatively short duration also causes it to lag its peers when the market rallies as we saw through most of fiscal 2017.

As calendar year 2017 comes to a close, both the House of Representatives and the Senate are proposing a large overhaul of the U.S. tax code. Various restrictions currently being proposed could shrink the municipal market in future years. There is much discussion around limiting the ways in which municipal issuers can refinance their higher rate debt and potentially limiting the ability of certain issuers to continue to borrow through tax exempt financing. We expect this to continue to play out over the coming months.

Victory Tax-Exempt Fixed Income Funds (Unaudited)

Victory National Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2017

	Class A		Class Y
INCEPTION DATE	2/3/94		1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Barclays Capital U.S. 7-Year Municipal Bond Index(1)
One Year	1.06%	–1.00%	1.30%	1.73%
Three Year	1.99%	1.30%	2.28%	2.55%
Five Year	1.61%	1.19%	N/A	2.52%
Ten Year	3.46%	3.25%	N/A	4.50%
Since Inception	4.50%	4.41%	1.87%	N/A
Expense Ratios
Gross	1.04%		1.12%
With Applicable Waivers	0.99%		0.72%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory National Municipal Bond Fund — Growth of $10,000

(1)The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Tax-Exempt Fixed Income Funds (Unaudited)

Victory Ohio Municipal Bond Fund

Portfolio Holdings

As a Percentage of Total Investments

During the fiscal year ended October 31, 2017, we saw the Federal Reserve raise their short term interest rate target by 25 bps three times. It is highly anticipated that there will also be another 25 bps hike in December 2017. Municipal bonds had a very nice rally during the last 11 months of the fiscal year. The annual returns for the 12 month period are somewhat lackluster due to the large monthly negative returns experienced in November 2016. This came immediately after the election with the unexpected victory of Donald Trump for president. The general thinking right after the election was that there would be large increases in spending which would drive up deficits and drive up interest rates. By December 2016, these fears had largely calmed down and the 11-month rally in the municipal market followed. During calendar year 2017, the first 10 months observed an extremely low variance in interest rates as measured by the U.S. 10-year Treasury Bond. During this time period, the yield on the U.S. 10-year Treasury Bond stayed between 2.00% and 2.65%, giving the market the tightest trading range since the mid-1960s according to Bloomberg.

For the year ended October 31, 2017, the Victory Ohio Municipal Bond Fund ("Fund") had a total return of 1.59% (Class A Shares at net asset value). The Fund's benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, had a total return of 1.73%.

Municipal supply has been plentiful during the year, as in the previous years. Net inflows into municipal bond mutual funds have been positive throughout the year, but not at extraordinarily high levels. One common valuation metric used to access whether municipals are trading "rich or cheap" is how their yields compare to comparable maturity treasury bonds for matching maturities. This ratio started the year with municipal bonds being relatively cheap as compared to U.S. treasury yields, but by the end of October, municipals had greatly outperformed treasuries during the year. This is a positive for people who owned municipals throughout the whole time period, but after this outperformance, municipal bonds are now arguably valued a little rich.

The Fund outperformed its peers in the last 12 months as measured by its Morningstar peer group. The Fund's total return beat the category average by 0.74%. The biggest contributor to its excess total return was security selection. The Fund benefited from multiple bonds that were purchased with a nontraditional call structure where we felt the market was undervaluing the call structure. These bonds ultimately tightened in spread and reflected our thoughts on where they should be valued and added material performance to the Fund. Our long-held tactic of purchasing undervalued bonds in the new issue market was also a contributor to performance. Contributing to the underperformance is the higher quality bias of the Fund as the high yield sector in municipals continues to outperform higher quality bonds. The Fund's relatively short duration also causes it to lag its peers when the market rallies as we saw through most of 2017.The high quality bias of the Fund was a headwind as once again lower quality bonds outperformed high quality bonds in 2017.

Victory Tax-Exempt Fixed Income Funds (Unaudited)

Victory Ohio Municipal Bond Fund (continued)

As calendar year 2017 comes to a close, both the House of Representatives and the Senate are proposing a large overhaul of the U.S. tax code. Various restrictions currently being proposed could shrink the municipal market in future years. There is much discussion around limiting the ways in which municipal issuers can refinance their higher rate debt and potentially limiting the ability of certain issuers to continue to borrow through tax exempt financing. We expect this to continue to play out over the coming months.

Victory Tax-Exempt Fixed Income Funds (Unaudited)

Victory Ohio Municipal Bond Fund (continued)

Average Annual Total Return

Year Ended October 31, 2017

	Class A
INCEPTION DATE	5/18/90
	Net Asset Value	Maximum Offering Price	Barclays Capital U.S. 7-Year Municipal Bond Index(1)
One Year	1.59%	–0.43%	1.73%
Three Year	2.34%	1.64%	2.55%
Five Year	2.19%	1.79%	2.52%
Ten Year	3.42%	3.21%	4.50%
Since Inception	4.97%	4.90%	N/A
Expense Ratios
Gross	1.02%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017, as supplemented. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Ohio Municipal Bond Fund — Growth of $10,000

(1)The Barclays Capital U.S. 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of 6 to 8 years, weighted according to the total market value of each bond in the index. The index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund

Portfolio Holdings

As a Percentage of Total Investments

Investment Considerations

The Victory Strategic Allocation Fund's (the "Fund") investments are subject to the following principal risks, either directly or indirectly through investment in the underlying funds:

•  The Adviser's asset selection methodology may produce incorrect judgments about the value of particular investment or asset class and may not produce the desired results.

•  The value of the equity securities may decline. A company's earnings may not increase as expected.

•  An underlying fund in which the Fund invests may not achieve its investment objective. underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.

•  The Adviser is subject to conflicts of interest in allocating the Fund's assets among affiliated underlying funds ("Victory Funds"), unaffiliated underlying funds, or a combination of both. The Adviser may have an incentive to allocate the Fund's assets to those Victory Funds for which the net advisory fees payable to the Adviser are higher than the fees payable by other Victory Funds or unaffiliated underlying funds.

•  The Fund may be subject to the risk that its assets are invested in a particular sector or industry in the economy and as a result, the value of the Fund may be adversely impacted by events or developments affecting such sector or industry.

•  The earnings and prospects of small- and mid-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.

•  Interest rates may rise or the rate of inflation may increase, impacting the value of an underlying fund's investments in fixed income securities. A debt issuer's credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

•  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. In a rising interest rate environment or when investor redemptions from fixed income funds are higher than normal, liquidity risk may be magnified due to the increased supply in the market that would result from selling activity.

•  A U.S. government agency or instrumentality may default on its obligation and the U.S. government may not provide support.

•  Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

•  The risks related to investing in foreign securities are generally greater with respect to securities of companies associated with emerging markets. Emerging market companies may experience more volatility than those in developed countries due to greater risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

•  The use of derivative instruments, including futures, options and credit default swap contracts, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small investments or small price movements can result in substantial gains or losses.

•  Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Commentary

For the one year period ended October 31, 2017, the Fund had a total return of 13.72% (Class A Shares at net asset value). Its benchmark, the Custom Index (60% MSCI ACWI/40% Bloomberg Barclays U.S. Aggregate Bond Index) had a total return of 13.81% over the same period.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

Over the last year, the global equity markets surged strongly upward, as measured by the MSCI All Country (AC) World Index, with all regions posting double digit gains. Beyond equity markets, global asset prices of fixed income and commodity instruments also ascended at a modest pace. Global government bonds were one of the major segments of the securities markets that had flat to negative returns for the year.

The Fund was positioned throughout the year to provide more diversification by more equally weighting the U.S. and foreign equity markets when compared to the MSCI All Country World Index, which slightly detracted from Fund performance versus its Custom Index. The Fund also had exposures in Commodities and a long/short equity strategy to further diversify beyond its Custom Index. This also detracted from the Fund's return as those exposures did not keep pace with the strong global equity markets. The Fund continued to be positioned to exhibit less interest rate risk associated with the U.S. Treasury market versus its Custom Index by partially substituting an equity income-oriented strategy. This contributed significantly to the Fund performance almost offsetting all detractors for the fiscal year ended October 31, 2017.

Domestically, low interest rates, strong earnings growth, and renewed optimism over tax reform is helping offset investor concerns over increasingly lofty valuations as the market nears all-time highs. Abroad, subsided political risk due to positive election outcomes in France and Germany (Merkel's re-election) were welcomed by investors as likely keeping momentum for European Union reforms later this year and into 2018. Across the Channel in the United Kingdom, investors have been comforted with wage growth and inflation both exceeding expectations.

However, equity valuations, geopolitical tensions with North Korea, the prospects for rising U.S. interest rates, and the significant damage incurred by Hurricanes Harvey, Irma, and Maria are significant areas of uncertainty for the markets. In response, the Fund is positioned to maintain a high level of diversification across unique asset classes and strategies in an effort to provide return commensurate with the risk to which it is exposed.

Victory Hybrid Funds (Unaudited)

Victory Strategic Allocation Fund (continued)

Average Annual Return

Year Ended October 31, 2017

	Class A		Class C		Class I	Class R
INCEPTION DATE	12/10/93		3/1/03		8/31/07	12/15/99
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	MSCI All Country World Index(1)	Barclays U.S. Aggregate Bond Index(2)	MSCI All Country World Index (60%) + Barclays U.S. Aggregate Bond Index (40%)
One Year	13.72%	7.20%	12.88%	11.88%	13.95%	13.36%	23.20%	0.90%	13.81%
Three Year	5.67%	3.60%	4.91%	4.91%	5.93%	5.36%	7.92%	2.40%	5.83%
Five Year	9.02%	7.74%	8.24%	8.24%	9.28%	8.69%	10.80%	2.04%	7.34%
Ten Year	4.68%	4.06%	3.89%	3.89%	5.04%	4.32%	3.70%	4.19%	4.26%
Since Inception	6.96%	6.70%	6.10%	6.10%	5.48%	4.59%	N/A	N/A	N/A
Expense Ratios
Gross	2.02%		2.98%		2.97%	2.46%
With Applicable Waivers	1.19%		1.94%		0.94%	1.44%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) reflects a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Strategic Allocation Fund — Growth of $10,000

(1)The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. It is not possible to invest directly in an index.

(2)The Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund

Portfolio Holdings

As a Percentage of Total Investments

The fiscal year ended October 31, 2017 began with the surprise election of Donald Trump and great expectations for market-friendly moves by a U.S. Congress under Republican control. Expectations for lower taxes, increased infrastructure spending, and less regulation pushed both stocks and convertibles upwards.

Stocks and convertibles continued to climb higher throughout the year buoyed by strong earnings and a "Goldilocks" just-right market environment. Stable economic data provided enough ammunition for the U.S. Federal Reserve Bank (the "Fed") to continue its methodical normalization process and commence balance sheet run-off in October 2017. The Fed increased interest rates twice during the calendar year-to-date 2017, and a third increase is expected in December. Personal consumption and improved business investment further supported Gross Domestic Product ("GDP") growth. While 2017 started with slow growth, GDP grew 3.0% in the 3rd quarter with some help from hurricane-related spending, above the 2.5% trend exhibited throughout the current economic expansion. In late October 2017, Congress continued to craft a bill that would initiate tax reform, with the hope that it will help stimulate the economy above 2.5% growth in 2018 and beyond.

For the year ended October 31, 2017 the Victory INCORE Investment Grade Convertible Bond Fund ("Fund") returned 22.57% (Class A Shares at net asset value), compared to the 28.31% return of the BofA Merrill Lynch Investment Grade Index and the 23.27% return of the BofA Merrill Lynch Investment Grade Convertible 5% Constrained Index. Over the same period, the S&P 500 Index returned 23.63% and the Bloomberg Barclays Aggregate Bond Index return of 0.90%.

In terms of the Fund's sector performance, the Information Technology sector was by far the best performing sector in the portfolio (on an absolute basis) up 74%, driven by strong returns from semi-conductor chip related companies Lam Research, Nvidia Corporation, Micron Technology, Xilinx, Inc., and Intel Corporation. Health Care was the second best performing sector, rebounding from poor performance last year. Anthem, Inc. was the best performer, expertly navigating the evolving federal government's Affordable Care Act and health care landscape. Financials and Utilities also contributed positively, despite that fact that the Fed continues along its normalization path. Consumer Discretionary, Industrials, and Real Estate contributed positively to a lesser degree. Within the Energy sector, Hess Corp. and Nabors Industries detracted from the return. The Energy sector was the largest detractor from the Fund's return, as the price of oil fell throughout the first portion of the fiscal year, before reversing course in mid-June and climbing back above $50 in the fall. The Materials sector detracted modestly from the overall return, as Newmont Mining performed poorly. On a relative basis, underweights in Technology (principally, Nvidia) and Utilities detracted from performance, as did an overweight in Energy.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund (continued)

In managing the Fund, we strive to invest in high-quality convertibles with attractive underlying common stocks. We structure the portfolio by spreading our holdings across the 3 types of convertibles: 1) equity-sensitive, high-delta convertibles 2) total return, middle-of-the-road convertibles, and 3) fixed income-oriented convertibles. With this structure, we seek to provide a favorable balance between upside potential and downside exposure to equities. The Fund remains overweight compared to the benchmark in Health Care, Industrials and Materials. It is underweight Energy/Utilities, Consumer Discretionary, Information Technology and equal weight in Financials. Our level of equity sensitivity, or delta to underlying stocks, ended the year at 55%, in-line with both Indices.

Victory Hybrid Funds (Unaudited)

Victory INCORE Investment Grade Convertible Fund (continued)

Average Annual Return

Year Ending October 31, 2017

	Class A		Class I
INCEPTION DATE	4/14/88		8/31/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Bank of America Merrill Lynch All Investment Grade US Convertibles Index(1)	Bank of America Merrill Lynch All Investment Grade US Convertible 5% Index(2)
One Year	22.57%	20.12%	23.07%	28.31%	23.27%
Three Year	7.55%	6.83%	7.99%	12.60%	10.35%
Five Year	10.91%	10.47%	11.40%	14.90%	12.39%
Ten Year	4.91%	4.70%	5.32%	6.72%	5.46%
Since Inception	7.73%	7.66%	5.68%	N/A	N/A
Expense Ratios

Gross	1.48%	0.99%
With Applicable Waivers	1.39%	0.99%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Investment Grade Convertible Fund — Growth of $10,000

(1)Bank of America Merrill Lynch All Investment Grade U.S. Convertibles Index is a market capitalization-weighted index of domestic corporate convertible securities. Bonds and preferred stocks must be convertible only to common stock, ADR's or cash equivalent and have a market value of at least $50 million. Composed of Coupon, OID, or zero coupon convertible bonds rated by Moody's and/or S&P with an average rating of Baa3/BBB- or higher. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

(2)Effective August 18, 2017, the Fund began tracking against Bank of America Merrill Lynch All Investment Grade U.S. Convertible 5% Index, which tracks the performance of publicly issued investment grade rated convertible securities of U.S. companies. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communications Equipment (2.1%):
Arista Networks, Inc. (a)	3,300	$660
Consumer Discretionary (19.8%):
Amazon.com, Inc. (a)	1,775	1,962
Starbucks Corp.	16,775	920
TAL Education Group, ADR	15,950	439
The Priceline Group, Inc. (a)	665	1,271
The TJX Co., Inc.	11,200	782
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	3,850	777
		6,151
Consumer Staples (3.8%):
Monster Beverage Corp. (a)	20,400	1,182
Electronic Equipment, Instruments & Components (2.9%):
Cognex Corp.	7,250	893
Financials (6.7%):
First Republic Bank	8,125	791
The Charles Schwab Corp.	14,375	645
The Goldman Sachs Group, Inc.	2,775	672
		2,108
Health Care (17.6%):
Alexion Pharmaceuticals, Inc. (a)	6,375	763
Align Technology, Inc. (a)	5,900	1,410
Celgene Corp. (a)	10,775	1,088
Edwards Lifesciences Corp. (a)	6,675	682
Incyte Pharmaceuticals, Inc. (a)	6,075	688
Zoetis, Inc.	13,025	831
		5,462
Industrials (2.2%):
CSX Corp.	13,525	682
Internet Software & Services (11.6%):
Alphabet, Inc., Class C (a)	1,625	1,652
Facebook, Inc., Class A (a)	10,750	1,936
		3,588
IT Services (8.6%):
PayPal Holdings, Inc. (a)	15,150	1,099
Visa, Inc., Class A	14,300	1,573
		2,672
Materials (3.4%):
The Sherwin-Williams Co.	2,650	1,047
Semiconductors & Semiconductor Equipment (6.0%):
Applied Materials, Inc.	17,225	972
Nvidia Corp.	4,350	900
		1,872

See notes to financial statements.

Victory Portfolios Victory NewBridge Large Cap Growth Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Software (14.5%):
Activision Blizzard, Inc.	16,925	$1,108
Adobe Systems, Inc. (a)	3,900	683
Red Hat, Inc. (a)	10,700	1,293
Salesforce.com, Inc. (a)	7,650	783
ServiceNow, Inc. (a)	4,875	616
		4,483
Total Common Stocks (Cost $17,135)		30,800
Total Investments (Cost $17,135) — 99.2%		30,800
Other assets in excess of liabilities — 0.8%		264
NET ASSETS — 100.00%		$31,064

(a)  Non-income producing security.

ADR — American Depositary Receipt

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.4%)
Consumer Discretionary (18.6%):
Best Buy Co., Inc.	19,370	$1,084
Burlington Stores, Inc. (a)	12,645	1,187
Comcast Corp., Class A	13,820	498
D.R. Horton, Inc.	31,660	1,400
LCI Industries	8,035	995
Lear Corp.	7,205	1,265
Magna International, Inc., ADR	22,315	1,217
Nutrisystem, Inc.	14,125	706
PulteGroup, Inc.	45,955	1,389
Ross Stores, Inc.	18,825	1,195
Royal Caribbean Cruises Ltd.	4,490	556
The Children's Place, Inc.	7,140	777
The Home Depot, Inc.	4,925	816
Thor Industries, Inc.	9,790	1,334
Toll Brothers, Inc.	25,840	1,190
		15,609
Consumer Staples (5.1%):
Altria Group, Inc.	17,660	1,134
Costco Wholesale Corp.	5,820	937
Tyson Foods, Inc., Class A	16,350	1,192
Wal-Mart Stores, Inc.	11,720	1,024
		4,287
Electronic Equipment, Instruments & Components (2.0%):
SYNNEX Corp.	8,595	1,160
Tech Data Corp. (a)	5,630	522
		1,682
Energy (3.0%):
EOG Resources, Inc.	5,650	564
Exxon Mobil Corp.	16,800	1,401
Valero Energy Corp.	6,685	527
		2,492
Financials (20.9%):
Ameriprise Financial, Inc.	7,985	1,249
Bank of America Corp.	77,105	2,111
Berkshire Hathaway, Inc., Class B (a)	9,450	1,767
Citizens Financial Group, Inc.	30,310	1,152
Credit Acceptance Corp. (a) (b)	2,990	857
Essent Group Ltd. (a)	23,360	996
Fcb Financial Holdings, Inc. (a)	17,060	797
JPMorgan Chase & Co.	16,695	1,680
Morgan Stanley	8,310	416
Northern Trust Corp.	8,310	777
Primerica, Inc.	6,710	594
Raymond James Financial, Inc.	13,860	1,175

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SVB Financial Group (a)	4,520	$991
The Bank of New York Mellon Corp.	10,840	558
Western Alliance BanCorp (a)	22,065	1,231
Zions BanCorp	26,210	1,218
		17,569
Health Care (10.4%):
Baxter International, Inc.	12,790	825
Bristol-Myers Squibb Co.	16,590	1,023
Celgene Corp. (a)	4,930	498
Gilead Sciences, Inc.	6,110	458
ICON PLC (a)	9,345	1,111
Johnson & Johnson	12,660	1,764
Medtronic PLC	8,905	717
Mylan NV (a)	13,015	465
UnitedHealth Group, Inc.	9,065	1,905
		8,766
Industrials (9.7%):
Alaska Air Group, Inc.	6,105	403
FedEx Corp.	3,620	817
Insperity, Inc.	5,830	553
ManpowerGroup, Inc.	9,415	1,161
Masco Corp.	16,750	667
Old Dominion Freight Line, Inc.	4,730	573
Patrick Industries, Inc. (a)	10,470	974
SkyWest, Inc.	12,955	610
United Rentals, Inc. (a)	8,725	1,234
Universal Forest Products, Inc.	10,240	1,157
		8,149
Internet Software & Services (5.9%):
Alphabet, Inc., Class C (a)	2,152	2,188
Facebook, Inc., Class A (a)	12,415	2,236
YY, Inc., ADR (a)	6,300	569
		4,993
Materials (2.9%):
Avery Dennison Corp.	12,395	1,316
Berry Global Group, Inc. (a)	19,190	1,141
		2,457
Real Estate (0.6%):
American Tower Corp.	3,720	534
Semiconductors & Semiconductor Equipment (9.9%):
Analog Devices, Inc.	5,555	507
Broadcom Ltd.	5,930	1,566
Entegris, Inc.	28,030	918
Intel Corp.	29,900	1,360
MKS Instruments, Inc.	6,535	710
Skyworks Solutions, Inc.	9,780	1,114

See notes to financial statements.

Victory Portfolios Victory Special Value Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14,395	$609
Texas Instruments, Inc.	16,070	1,554
		8,338
Software (4.5%):
Microsoft Corp.	35,590	2,960
Oracle Corp.	15,655	797
		3,757
Technology Hardware, Storage & Peripherals (4.9%):
Apple, Inc.	24,565	4,152
Total Common Stocks (Cost $72,339)		82,785
Exchange-Traded Funds (0.8%)
SPDR S&P 500 ETF Trust	2,615	672
Total Exchange-Traded Funds (Cost $668)		672
Collateral for Securities Loaned (1.0%)
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (c)	261,881	262
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (c)	474,066	474
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (c)	93,192	93
Total Collateral for Securities Loaned (Cost $829)		829
Total Investments (Cost $73,836) — 100.2%		84,286
Liabilities in excess of other assets — (0.2)%		(157)
NET ASSETS — 100.00%		$84,129

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Company

See notes to financial statements.

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (95.4%)
Consumer Discretionary (12.5%):
AutoNation, Inc. (a) (b)	2,852,652	$135,216
BorgWarner, Inc.	3,095,500	163,195
CBS Corp., Class B (b)	2,756,400	154,688
Cinemark Holdings, Inc.	3,293,500	119,686
Darden Restaurants, Inc.	1,050,800	86,449
Hasbro, Inc.	773,300	71,600
NVR, Inc. (a)	20,900	68,581
TEGNA, Inc.	4,573,900	55,939
The Interpublic Group of Co., Inc.	5,199,800	100,096
Tiffany & Co.	1,522,100	142,499
VF Corp.	3,144,079	218,985
		1,316,934
Consumer Staples (6.7%):
Archer-Daniels-Midland Co.	6,720,300	274,659
Ingredion, Inc.	1,168,600	146,484
Sysco Corp.	2,832,800	157,560
TreeHouse Foods, Inc. (a)	1,937,500	128,611
		707,314
Energy (6.3%):
Cimarex Energy Co.	910,000	106,406
Devon Energy Corp.	3,797,200	140,117
Energen Corp. (a)	1,960,000	101,332
Parsley Energy, Inc., Class A (a)	4,903,900	130,444
PDC Energy, Inc. (a)	2,520,700	128,379
Superior Energy Services, Inc. (a)	7,072,600	62,380
		669,058
Financials (19.3%):
Aflac, Inc.	2,669,900	223,979
Alleghany Corp. (a)	358,900	203,216
American Financial Group, Inc.	956,600	100,912
Arthur J. Gallagher & Co.	2,927,300	185,386
Citizens Financial Group, Inc.	5,378,500	204,437
E*TRADE Financial Corp. (a)	3,983,200	173,628
FNF Group	5,018,000	187,774
Markel Corp. (a)	132,400	143,561
Marsh & McLennan Co., Inc.	1,102,200	89,201
SunTrust Banks, Inc.	3,598,100	216,641
The Allstate Corp.	1,291,200	121,192
W.R. Berkley Corp.	2,536,300	173,939
		2,023,866

See notes to financial statements.

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (6.7%):
Agilent Technologies, Inc.	872,500	$59,356
HCA Holdings, Inc. (a)	2,103,700	159,145
Hologic, Inc. (a)	4,006,900	151,661
PerkinElmer, Inc.	734,096	53,090
Perrigo Co. PLC	1,465,600	118,699
Quest Diagnostics, Inc.	1,780,400	166,966
		708,917
Industrials (15.0%):
AGCO Corp.	2,143,500	146,980
Hubbell, Inc.	821,400	103,349
Ingersoll-Rand PLC	1,428,600	126,574
Landstar System, Inc.	832,602	82,219
Old Dominion Freight Line, Inc.	936,300	113,414
Owens Corning, Inc.	1,287,800	106,488
PACCAR, Inc.	2,312,100	165,846
Parker-Hannifin Corp.	428,600	78,267
Quanta Services, Inc. (a)	4,963,900	187,288
Republic Services, Inc., Class A	1,650,400	107,392
Rockwell Automation, Inc.	338,400	67,957
Textron, Inc.	3,419,300	180,334
Xylem, Inc.	1,840,600	122,455
		1,588,563
Information Technology (14.1%):
ARRIS International PLC (a)	3,665,600	104,470
Black Knight, Inc. (a)	1,188,721	53,908
DXC Technology Co.	1,669,443	152,787
Fidelity National Information Services, Inc.	1,683,200	156,135
Flextronics International Ltd. (a)	9,474,900	168,653
Hewlett Packard Enterprises Co.	10,195,919	141,927
Keysight Technologies, Inc. (a)	3,335,700	149,006
KLA-Tencor Corp.	668,200	72,760
MAXIMUS, Inc.	2,116,400	140,592
Motorola Solutions, Inc.	1,779,900	161,152
Skyworks Solutions, Inc.	687,400	78,268
Synopsys, Inc. (a)	1,299,900	112,467
		1,492,125
Materials (8.6%):
AptarGroup, Inc.	1,293,156	112,595
Avery Dennison Corp.	1,316,300	139,752
Celanese Corp., Series A	1,562,300	162,964
Crown Holdings, Inc. (a)	3,379,700	203,357
International Flavors & Fragrances, Inc.	494,400	72,884
Reliance Steel & Aluminum Co.	2,850,071	218,999
		910,551

See notes to financial statements.

Victory Portfolios Victory Sycamore Established Value Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (2.7%):
Lamar Advertising Co.	2,164,600	$152,474
National Retail Properties, Inc.	3,353,500	134,744
		287,218
Utilities (3.5%):
Alliant Energy Corp.	2,364,000	102,267
Atmos Energy Corp.	218,300	19,044
DTE Energy Co.	1,146,900	126,687
Xcel Energy, Inc.	2,444,000	121,027
		369,025
Total Common Stocks (Cost $8,355,639)		10,073,571
Exchange-Traded Funds (1.6%)
iShares Russell Midcap Value Index ETF	1,999,100	171,203
Total Exchange-Traded Funds (Cost $139,813)		171,203
Collateral for Securities Loaned (1.5%)
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (c)	49,798,744	49,799
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (c)	90,147,290	90,147
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (c)	17,721,114	17,721
Total Collateral for Securities Loaned (Cost $157,667)		157,667
Total Investments (Cost $8,653,119) — 98.5%		10,402,441
Other assets in excess of liabilities — 1.5%		155,615
NET ASSETS — 100.00%		$10,558,056

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

ETF — Exchange-Traded Fund

PLC — Public Liability Company

See notes to financial statements.

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (93.9%)
Consumer Discretionary (10.3%):
Choice Hotels International, Inc.	989,650	$69,028
Churchill Downs, Inc.	301,500	62,878
Columbia Sportswear Co.	1,019,400	63,590
Culp, Inc. (a)	893,592	28,327
Lithia Motors, Inc.	585,825	66,304
Modine Manufacturing Co. (b)	991,216	20,865
Sothebys Holdings, Inc., Class A (b)	1,133,653	58,746
The E.W. Scripps Co., Class A (b)	2,756,300	47,794
Unifi, Inc. (b)	889,350	33,840
Wolverine World Wide, Inc.	2,604,200	71,094
		522,466
Consumer Staples (3.3%):
Performance Food Group Co. (b)	1,889,724	53,479
The Andersons, Inc. (a)	2,106,573	78,891
TreeHouse Foods, Inc. (b)	491,925	32,654
		165,024
Energy (4.0%):
Delek US Holdings, Inc.	2,416,200	62,942
Helix Energy Solutions Group, Inc. (b)	4,912,720	33,505
SRC Energy, Inc. (b) (c)	7,312,700	69,763
Unit Corp. (b)	2,024,000	37,889
		204,099
Financials (24.2%):
American Financial Group, Inc.	325,000	34,284
AMERISAFE, Inc.	386,050	24,977
Argo Group International Holdings	383,265	24,127
Associated Banc-Corp.	2,703,309	68,394
Brown & Brown, Inc.	1,330,262	66,300
CoBiz Financial, Inc.	781,800	15,980
Columbia Banking System, Inc.	1,616,900	70,351
Eagle Bancorp, Inc. (b)	1,160,600	77,354
FBL Financial Group, Inc., Class A	562,585	43,516
First American Financial Corp.	1,396,875	76,019
Hanover Insurance Group, Inc.	504,625	49,645
Horace Mann Educators Corp.	1,666,400	72,988
Independent Bank Corp.	820,471	59,156
Infinity Property & Casualty Corp.	425,162	40,114
Kinsale Capital Group, Inc.	335,778	14,566
Lakeland Financial Corp.	793,450	38,308
Pinnacle Financial Partners, Inc.	1,035,350	68,540
ProAssurance Corp.	1,292,725	72,457
South State Corp.	776,300	69,906
Sterling BanCorp	2,755,400	69,023
UMB Financial Corp.	846,000	62,206
Validus Holdings Ltd.	1,240,625	64,612
Virtus Investment Partners, Inc.	356,500	41,497
		1,224,320

See notes to financial statements.

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (5.8%):
AMN Healthcare Services, Inc. (b)	810,550	$35,583
Analogic Corp.	23,300	1,871
Bruker Corp.	1,619,021	50,837
CONMED Corp.	1,294,631	67,606
Haemonetics Corp. (b)	1,404,357	66,791
LifePoint Health, Inc. (b)	459,250	22,113
Molina Healthcare, Inc. (b)	695,050	47,145
		291,946
Industrials (21.0%):
Aerojet Rocketdyne Holdings, Inc. (b)	1,352,175	42,702
Alamo Group, Inc.	402,141	42,426
Altra Industrial Motion Corp.	515,065	24,672
Applied Industrial Technologies, Inc.	809,700	51,537
AZZ, Inc.	707,200	33,804
Barnes Group, Inc.	521,300	33,931
Carlisle Cos., Inc.	637,784	70,048
Clean Harbors, Inc. (b)	435,175	23,286
Crane Co.	600,100	49,880
EMCOR Group, Inc.	1,095,700	88,215
Encore Wire Corp. (a)	1,089,088	49,172
Esterline Technologies Corp. (b)	459,800	43,612
Forward Air Corp.	907,100	52,104
FTI Consulting, Inc. (b)	1,265,450	54,098
Granite Construction, Inc.	730,215	46,507
Mueller Industries, Inc.	1,121,000	38,955
MYR Group, Inc. (b)	469,950	14,987
Quanex Building Products Corp.	1,641,175	36,024
Standex International Corp.	151,415	15,679
TriMas Corp. (b)	1,381,400	36,676
UniFirst Corp.	497,700	78,388
Watts Water Technologies, Inc., Class A	751,900	50,678
Werner Enterprises, Inc.	1,308,300	46,641
Woodward, Inc.	519,200	40,150
		1,064,172
Information Technology (9.4%):
ADTRAN, Inc. (a)	2,591,600	54,683
Anixter International, Inc. (b)	832,000	57,158
Diodes, Inc. (b)	1,452,100	49,865
Electronics For Imaging, Inc. (b)	1,182,300	36,486
Entegris, Inc.	834,600	27,333
Littelfuse, Inc.	153,900	32,165
ManTech International Corp., Class A	1,001,100	46,461
MAXIMUS, Inc.	832,250	55,287
Mesa Laboratories, Inc.	124,100	19,788
Nice Ltd., ADR	679,500	56,609
Sykes Enterprises, Inc. (b)	1,464,900	42,394
		478,229
Materials (9.3%):
Cabot Corp.	939,333	57,262

See notes to financial statements.

Victory Portfolios Victory Sycamore Small Company Opportunity Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Carpenter Technology Corp.	856,500	$42,645
Graphic Packaging Holding Co.	3,880,200	60,104
H.B. Fuller Co.	735,300	41,817
Hawkins, Inc.	495,433	18,876
Kaiser Aluminum Corp.	369,500	36,647
Orion Engineered Carbons SA	2,316,500	54,785
P.H. Glatfelter Co.	2,016,700	42,270
PolyOne Corp.	1,421,800	65,502
Sensient Technologies Corp.	224,500	17,073
Worthington Industries, Inc.	733,400	33,370
		470,351
Real Estate (4.0%):
Alexander & Baldwin, Inc.	653,400	29,560
American Assets Trust, Inc.	493,825	19,155
LTC Properties, Inc.	973,700	45,287
Ryman Hospitality Properties, Inc.	697,700	46,139
Washington Real Estate Investment Trust	1,938,300	62,394
		202,535
Utilities (2.6%):
ALLETE, Inc.	570,200	44,675
El Paso Electric Co.	381,200	21,919
MGE Energy, Inc.	500,400	33,051
ONE Gas, Inc.	421,900	32,478
		132,123
Total Common Stocks (Cost $3,717,795)		4,755,265
Exchange-Traded Funds (2.0%)
iShares Russell 2000 Value Index ETF (b)	804,700	99,928
Total Exchange-Traded Funds (Cost $93,229)		99,928
Collateral for Securities Loaned (0.1%)
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (d)	1,484,485	1,484
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (d)	2,687,262	2,687
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (c)	528,261	528
Total Collateral for Securities Loaned (Cost $4,699)		4,699
Total Investments (Cost $3,815,723) — 96.0%		4,859,892
Other assets in excess of liabilities — 4.0%		202,045
NET ASSETS — 100.00%		$5,061,937

(a)  Affiliated security (See Note 9)

(b)  Non-income producing security

(c)  All or portion of this security is on loan

(d)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (98.8%)
Brazil (6.7%):
Consumer Discretionary (4.2%):
Cvc Brasil Operadora E Agencia de Viagens SA	28,600	$380
International Meal Co. Alimentacao SA	115,800	371
Ser Educacional SA (b)	34,100	321
		1,072
Financials (1.2%):
Wiz Solucoes E Corretagem de Seguros SA	61,052	302
Real Estate (1.3%):
Br Malls Participacoes SA	89,060	347
		1,721
Cayman Islands (1.7%):
Consumer Discretionary (1.7%):
Nexteer Automotive Group Ltd.	226,000	443
China (6.8%):
Consumer Discretionary (3.3%):
Best Pacific International Holdings Ltd. (c)	278,000	161
Q Technology Group Co. Ltd. (c)	124,000	278
Shenzhou International Group Holdings Ltd.	48,000	410
		849
Health Care (0.0%): (d)
China Animal Healthcare Ltd. (e) (f) (g)	60,000	4
Industrials (0.8%):
Ten Pao Group Holdings Ltd.	768,000	197
Information Technology (2.7%):
Chinasoft International Ltd. (c)	544,000	317
Silergy Corp.	18,000	389
		706
		1,756
Georgia (1.4%):
Financials (1.4%):
TBC Bank Group PLC	16,063	365
Hong Kong (2.4%):
Information Technology (1.5%):
Tongda Group Holdings Ltd. (c)	1,340,000	380
Telecommunication Services (0.9%):
Citic Telecom International Holdings Ltd.	31,000	9
HKBN Ltd.	225,500	229
		238
		618
See notes to financial statements.

Victory Portfolios Victory Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
India (19.9%):
Consumer Discretionary (4.1%):
Dish TV India Ltd. (e)	237,275	$285
Himatsingka Seide Ltd.	70,075	398
Sundram Fasteners Ltd.	45,795	366
		1,049
Consumer Staples (1.2%):
Manpasand Beverages Ltd.	45,704	310
Financials (4.5%):
Edelweiss Financial Services Ltd.	75,183	327
JM Financial Ltd.	210,849	537
RBL Bank Ltd. (b)	36,859	299
		1,163
Health Care (1.0%):
Biocon Ltd.	44,198	245
Industrials (4.0%):
Asian Granito India Ltd.	44,136	339
Gayatri Projects Ltd. (e)	102,715	309
KEC International Ltd.	84,340	381
		1,029
Information Technology (2.3%):
Sterlite Technologies Ltd.	132,352	584
Materials (2.8%):
Aarti Industries Ltd.	27,623	406
Century Plyboards India Ltd.	73,997	323
		729
		5,109
Indonesia (4.6%):
Consumer Discretionary (0.7%):
PT ACE Hardware Indonesia TBK	1,826,600	169
Energy (1.4%):
PT United Tractors TBK	141,900	363
Financials (1.3%):
PT Bank Tabungan Negara Persero TBK	1,619,100	329
Industrials (1.2%):
PT AKR Corporindo TBK	563,500	310
		1,171
Korea, Republic Of (11.5%):
Consumer Discretionary (2.8%):
Innocean Worldwide, Inc.	5,654	388
Mando Corp.	1,144	334
		722

See notes to financial statements.

Victory Portfolios Victory Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (1.3%):
Hugel, Inc. (e)	837	$321
Industrials (2.0%):
Korea Aerospace Industries Ltd.	6,115	311
Vitzrocell Co. Ltd. (e) (f) (g)	28,458	206
		517
Information Technology (5.4%):
DuzonBizon Co. Ltd.	10,341	296
Jusung Engineering Co. Ltd. (e)	13,215	162
Koh Young Technology, Inc.	6,999	480
Wonik IPS Co. Ltd. (e)	13,796	448
		1,386
		2,946
Malaysia (4.0%):
Financials (1.2%):
AEON Credit Service M Berhad	97,400	320
Information Technology (1.9%):
My E.G. Services Berhad	313,650	162
V.S. Industry Berhad	434,600	316
		478
Telecommunication Services (0.9%):
TIME dotCom Berhad	100,800	219
		1,017
Mexico (4.0%):
Consumer Discretionary (1.1%):
Alsea SAB de CV	93,447	283
Financials (1.6%):
Unifin Financiera Sab de CV	123,944	420
Industrials (0.8%):
Grupo Aeroportuario del Centro Norte SAB de CV	40,045	202
Materials (0.5%):
Vitro S.A.B., Series A	34,061	127
		1,032
Philippines (2.0%):
Consumer Discretionary (1.1%):
Shakey's Pizza Asia Ventures, Inc.	1,109,400	279
Financials (0.9%):
Metropolitan Bank & Trust Co.	143,320	241
		520
Poland (2.4%):
Consumer Discretionary (1.4%):
Cyfrowy Polsat SA	50,572	352

See notes to financial statements.

Victory Portfolios Victory Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (1.0%):
Kruk SA	3,333	$256
		608
Singapore (1.5%):
Consumer Discretionary (1.5%):
Mm2 Asia Ltd. (c) (e)	905,200	382
South Africa (2.2%):
Industrials (2.2%):
Blue Label Telecoms Ltd.	225,695	276
The Bidvest Group Ltd.	24,720	300
		576
Taiwan (16.9%):
Consumer Discretionary (6.1%):
Basso Industry Corp.	87,000	241
Eclat Textile Co. Ltd.	12,000	143
Global PMX Co. Ltd.	75,000	441
Hota Industrial Manufacturing Co. Ltd.	70,590	330
Taiwan Paiho Ltd.	101,000	417
		1,572
Financials (1.2%):
Chailease Holding Co. Ltd.	121,000	312
Industrials (1.6%):
Hiwin Technologies Corp.	39,780	399
Information Technology (8.0%):
Flexium Interconnect, Inc.	67,000	257
King Yuan Electronics Co. Ltd.	285,000	302
Richwave Technology Corp.	100,000	417
SDI Corp.	105,000	330
Sinbon Electronics Co. Ltd.	140,000	401
Taiwan Union Technology Corp.	132,000	339
		2,046
		4,329
Thailand (3.1%):
Financials (1.7%):
Muangthai Leasing PLC	372,200	440
Industrials (1.4%):
JMT Network Services PCL	350,100	342
		782
Turkey (4.8%):
Consumer Discretionary (1.4%):
Tofas Turk Otomobil Fabrikasi AS	43,896	358
Industrials (1.0%):
Turk Traktor VE Ziraat Makinel	13,087	261

See notes to financial statements.

Victory Portfolios Victory Expedition Emerging Markets Small Cap Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.2%):
Logo Yazilim Sanayi Ve Ticaret AS (e)	19,068	$302
Materials (1.2%):
Petkim Petrokimya Holding AS	170,433	299
		299
		1,220
United Arab Emirates (1.2%):
Industrials (1.2%):
National Central Cooling Co. PJSC	539,773	308
United States (1.7%):
Consumer Discretionary (1.7%):
Samsonite International SA	102,300	427
Total Common Stocks (Cost $20,521)		25,330
Collateral for Securities Loaned (4.5%)
United States (4.5%):
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (h)	365,408	365
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (h)	661,473	661
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (h)	130,032	130
Total Collateral for Securities Loaned (Cost $1,156)		1,156
Total Investments (Cost $21,677) — 103.3%		26,486
Liabilities in excess of other assets — (3.3)%		(852)
NET ASSETS — 100.00%		$25,634

(a)  All securities, except those traded on exchanges in Brazil and Mexico were fair valued at October 31, 2017. See Note 2 for further information.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of October 31, 2017, the fair value of these securities was $620 (thousands) and amounted to 2.4% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Amount represents less than 0.05% of net assets.

(e)  Non-income producing security.

(f)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of October 31, 2017, illiquid securities were 0.8% of the Fund's net assets.

(g)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.8% of the Fund's net assets as of October 31, 2017. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(h)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

PCL — Public Company Limited

PLC — Public Liability Company

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Association (80.6%)
Multi-family (1.1%):
Collateralized Mortgage Obligations (0.8%):
Government National Mortgage Assoc.
Series 2010-136, Class BH, 7.00%, 11/16/40	$1,183	$1,211
Series 2012-33, Class AB, 7.00%, 3/16/46	4,884	5,390
Series 2012-67, Class AF, 7.00%, 4/16/44	758	777
		7,378
Pass-throughs (0.3%):
Government National Mortgage Assoc.
7.49%, 8/15/20 – 11/15/20	114	114
7.50%, 8/15/21	56	57
7.92%, 7/1/23	361	362
8.25%, 9/15/30	211	212
8.00%, 1/15/31 – 11/15/33	1,270	1,275
7.75%, 9/15/33	444	446
		2,466
Single Family (79.5%):
Collateralized Mortgage Obligations (2.8%):
Government National Mortgage Assoc.
Series 1994-7, Class PQ, 6.50%, 10/16/24	259	259
Series 1997-8, Class PN, 7.50%, 5/16/27	47	47
Series 1999-4, Class ZB, 6.00%, 2/20/29	390	392
Series 2000-9, Class Z, 8.00%, 6/20/30	75	88
Series 2001-10, Class PE, 6.50%, 3/16/31	286	316
Series 2001-21, Class PE, 6.50%, 5/16/31	233	261
Series 2002-22, Class GF, 6.50%, 3/20/32	50	58
Series 2002-33, Class ZJ, 6.50%, 5/20/32	139	161
Series 2002-45, Class QE, 6.50%, 6/20/32	88	99
Series 2002-47, Class PG, 6.50%, 7/16/32	35	40
Series 2002-47, Class ZA, 6.50%, 7/20/32	239	278
Series 2005-74, Class HB, 7.50%, 9/16/35	25	29
Series 2005-74, Class HC, 7.50%, 9/16/35	106	124
Series 2011-166, Class NT, 7.75%, 11/20/31 (a)	1,577	1,861
Series 2012-106, Class JM, 7.31%, 10/20/34 (a)	1,259	1,461
Series 2012-30, Class WB, 7.08%, 11/20/39 (a)	5,606	6,400
Series 2013-190, Class KT, 8.15%, 9/20/30 (a)	2,375	2,593
Series 2013-51, Class BL, 6.10%, 4/20/34 (a)	3,505	3,904
Series 2013-64, Class KY, 6.96%, 12/20/38 (a)	2,240	2,587
Series 2013-70, Class KP, 7.16%, 2/20/39 (a)	2,156	2,477
Series 2014-69, Class W, 7.26%, 11/20/34 (a)	278	320
Series 2014-74, Class PT, 7.70%, 5/16/44 (a)	523	599
Series 2015-55, Class PT, 7.98%, 6/20/39 (a)	1,633	1,830
		26,184

See notes to financial statements.

Victory Portfolios Victory INCORE Fund for Income	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Pass-throughs (76.7%):
Government National Mortgage Assoc.
9.00%, 12/15/17 – 10/15/29	$1,015	$1,169
8.00%, 9/20/18 – 4/15/38	60,278	71,943
7.75%, 11/15/20	364	378
10.50%, 12/15/20	25	26
6.00%, 1/15/22 – 6/15/40	60,622	69,335
6.00%, 12/15/40 (b)	164	189
7.00%, 5/20/22 – 10/20/38	144,743	168,886
7.00%, 7/15/35	460	547
7.95%, 9/15/22	41	45
7.50%, 12/20/22 – 2/15/38	104,791	122,436
7.13%, 3/15/23 – 7/15/25	1,832	1,977
5.50%, 7/15/23 – 7/15/40	21,336	24,020
6.50%, 8/20/23 – 7/15/39	201,605	232,512
10.00%, 4/15/25 – 2/15/26	1,697	1,797
9.50%, 7/15/25	1	2
6.13%, 6/20/28 – 9/20/29	633	685
6.28%, 10/20/28 – 12/20/29	1,159	1,276
6.10%, 5/20/29 – 7/20/31	1,109	1,214
7.30%, 4/20/30 – 2/20/31	716	759
6.49%, 5/20/31 – 3/20/32	1,708	1,892
8.50%, 6/15/31 – 2/15/32	3,400	3,959
5.00%, 7/15/39	4,781	5,305
		710,352
Total Government National Mortgage Association (Cost $754,144)		746,380
U.S. Treasury Obligations (18.8%)
U.S. Treasury Bills, 1.07%, 1/18/18 (c)	20,603	20,555
U.S. Treasury Bonds
8.13%, 8/15/19	125,256	139,768
8.50%, 2/15/20	11,502	13,292
Total U.S. Treasury Obligations (Cost $174,604)		173,615
Investment Companies (0.0%) (d)
BlackRock Liquidity Funds Fedfund Portfolio, 0.76% (a)	99,840	100
Total Investment Companies (Cost $100)		100
Total Investments (Cost $928,848) — 99.4%		920,095
Other assets in excess of liabilities — 0.6%		5,697
NET ASSETS — 100.00%		$925,792

(a)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2017.

(b)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of October 31, 2017, illiquid securities were less than 0.05% of the Fund's net assets.

(c)  Rate represents the effective yield at October 31, 2017.

(d)  Amount represents less than 0.05% of net assets.

See notes to financial statements.

Victory Portfolios Victory National Municipal Bond Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (95.8%)
Alaska (2.8%):
Alaska Industrial Development & Export Authority Revenue, Greater Fairbanks, Series A, 5.13%, 4/1/19, AGM	$500	$525
California (8.7%):
Beaumont Unified School District, Series C, GO, 5.25%, 8/1/31, AGM, Continuous Callable @ 100	1,000	1,123
California State Various Purpose, GO, 5.00%, 12/1/25, Continuous Callable @ 100	500	502
		1,625
Colorado (2.0%):
Colorado Health Facilities Authority Revenue, Hospital NCMC, Inc. Project, Series B, 5.50%, 5/15/30, AGM, Pre-refunded 5/15/19 @ 100	350	373
Florida (6.0%):
Miami-Dade County Florida Water & Sewer Revenue, Series A, 5.00%, 10/1/42, Continuous Callable @ 100 (a)	1,000	1,126
Illinois (4.1%):
Illinois State Finance Authority Revenue, 5.00%, 3/1/23	685	779
Indiana (5.6%):
Indianapolis Industry Local Public Improvement Bond Bank Waterworks Project, Series A, 5.50%, 1/1/38, AGM, Continuous Callable @ 100	1,000	1,048
Kentucky (6.4%):
Kentucky State Property & Buildings Commission Revenue, Series B, 5.00%, 11/1/26	1,000	1,195
Maryland (3.7%):
Cecil County Maryland, GO, 4.00%, 12/1/17, AGM	700	702
Michigan (7.5%):
Fraser Public School District, School Building & Site, Series A, GO, 5.50%, 5/1/41, Q-SBLF, Pre-refunded 8/15/18 @ 100	1,250	1,428
Ohio (14.3%):
Delaware City Ohio School District, School Facilities Construction & Improvement, GO, 5.25%, 12/1/43, Continuous Callable @ 100 (a)	1,000	1,137
Fremont City School District Sandusky County, Ohio School Facilities Construction & Improvement Bonds, Series B, 4.00%, 1/15/55, School District Credit Program, Continuous Callable @ 100	1,000	1,023
Hamilton County Ohio Sewer System Revenue Bonds, Series A, 5.00%, 12/1/17	500	502
		2,662
Pennsylvania (7.5%):
Bucks County Water & Sewer Authority System Revenue, Series A, 3.00%, 12/1/32, AGM, Continuous Callable @ 100	450	444
Commonwealth of Pennsylvania, GO, 5.00%, 11/1/17	400	400
Kane Pannsylvania Area School District, GO, 2.00%, 11/1/19, BAM	550	557
		1,401

See notes to financial statements.

Victory Portfolios Victory National Municipal Bond Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Texas (27.2%):
China Spring Texas Independent School District, School Building, GO, 5.00%, 8/15/43, PSF-GTD, Continuous Callable @ 100 (a)	$1,000	$1,137
Forney Independent School District, School Building, Series A, GO, 6.00%, 8/15/37, PSF-GTD, Pre-refunded 8/15/18 @ 100	850	883
Frisco Independent School District, School Building, Series A, GO, 6.00%, 8/15/38, PSF-GTD, Pre-refunded 8/15/18 @ 100	1,500	1,558
Garland Texas Independent School District, Series A, GO, 3.00%, 2/15/22, PSF-GTD, Continuous Callable @ 100 (a)	725	726
Laredo Community College District Revenue, 5.00%, 8/1/30, AGM, Pre-refunded 8/1/20 @ 100	725	799
		5,103
Total Municipal Bonds (Cost $16,953)		17,967
Total Investments (Cost $16,953) — 95.8%		17,967
Other assets in excess of liabilities — 4.2%		786
NET ASSETS — 100.00%		$18,753

(a)  Continuously callable with 30 days notice.

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual Assurance Company

GO — General Obligation

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified-School Board Loan

See notes to financial statements.

Victory Portfolios Victory Ohio Municipal Bond Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (87.4%)
General Obligations (47.1%):
County, City & Special District (5.6%):
Greene County, Water System, 4.50%, 12/1/35, Continuous Callable @ 100	$560	$601
Mahoning County, 5.50%, 12/1/23, AGM, Pre-refunded 12/1/18 @ 100	1,085	1,136
		1,737
Public Improvements (8.4%):
Huber Heights General Income Tax Special Obligation, 4.75%, 12/1/38, BAM, Continuous Callable @ 100 (a)	2,000	2,204
Toledo, 5.13%, 12/1/21, AGM, Continuous Callable @ 100	400	417
		2,621
Schools & Educational Services (33.1%):
Berea City School District, School Improvement, 4.00%, 12/1/47, BAM, Continuous Callable @ 100	250	259
Brooklyn City School District, School Improvement, 5.25%, 12/1/43, AGM, Pre-refunded 12/1/20 @ 100 (a)	2,000	2,241
Delaware City School District, School Facilities Construction & Improvement, 5.25%, 12/1/38, Continuous Callable @ 100 (a)	1,240	1,418
Elida Local School District, School Facilities & Construction, 1.86%, 12/1/23, AGM (b)	1,455	1,300
Fremont City School District Sandusky County, Ohio School Facilities Construction & Improvement Bonds, Series B, 4.00%, 1/15/55, School District Credit Program, Continuous Callable @ 100	1,000	1,023
Licking Heights Local School District Licking and Franklin Counties, Ohio Facilities Construction and Improvement Bonds, Series A, 3.38%, 10/1/47, School District Credit Program, Continuous Callable @ 100	290	279
Ohio Schools, Series C, 5.00%, 9/15/19	1,500	1,606
Perry Local School District Allen County, School Improvement, 4.50%, 12/1/43, AGM, Continuous Callable @ 100	600	627
Port Clinton Ohio City School District, 4.00%, 12/1/41, Continuous Callable @ 100	1,000	1,029
Winton Woods City School District, Series A, 5.00%, 11/1/42, School District Credit Program, Continuous Callable @ 100	500	561
		10,343
		14,701
Revenue Bonds (40.3%):
County, City & Special District (5.3%):
City of Cincinnati, Ohio Water System Revenue Bonds, Series A, 5.00%, 12/1/31, Pre-refunded 12/1/21 @ 100	1,000	1,144
Hamilton County Ohio Sewer System Revenue Bonds, Series A, 5.00%, 12/1/17	500	502
		1,646
Hospitals, Nursing Homes & Health Care (19.7%):
Allen County, Hospital Facilities Revenue, Catholic Healthcare Partners
Series B, 4.13%, 9/1/20	1,200	1,290
Series B, 5.25%, 9/1/27, Continuous Callable @ 100	1,000	1,100
Franklin County Hospital Revenue, Nationwide Children's Hospital, Inc. Project, 4.75%, 11/1/29, ETM, Pre-refunded 11/1/19 @ 100	1,500	1,605

See notes to financial statements.

Victory Portfolios Victory Ohio Municipal Bond Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hamilton County Hospital Facility Revenue, Series A, 4.25%, 8/15/47, Continuous Callable @ 100	$500	$520
Lucas County Hospital Revenue, Promedica Health Care, Series D, 5.00%, 11/15/29, Continuous Callable @ 100	1,000	1,112
Ross County, Hospital Facilities Revenue, Adena Health System, 5.75%, 12/1/35, AGC-ICC, Pre-refunded 12/1/18 @ 100	500	525
		6,152
Schools & Educational Services (15.3%):
Hamilton County, Student Housing Revenue, Stratford Heights Project, University of Cincinnati, 5.00%, 6/1/30, AGM, Continuous Callable @ 100	1,260	1,359
Ohio Saint Higher Educational Facility Commission
4.00%, 11/1/36, Continuous Callable @ 100	500	516
5.00%, 11/1/41, Continuous Callable @ 100	1,000	1,125
Youngstown State University General Receipts
4.38%, 12/15/18, AGM	685	709
5.00%, 12/15/23, AGM, Pre-refunded 6/15/19 @ 100	1,000	1,062
		4,771
		12,569
Total Municipal Bonds (Cost $25,339)		27,270
Total Investments (Cost $25,339) — 87.4%		27,270
Other assets in excess of liabilities — 12.6%		3,923
NET ASSETS — 100.00%		$31,193

(a)  Continuously callable with 30 days notice.

(b)  Rate represents the effective yield at October 31, 2017.

AGC-ICC — Security guaranteed by Insured Custody Certificates, secondarily guaranteed by Assured Guaranty Corporation

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual Assurance Company

ETM — Escrowed to Maturity

See notes to financial statements.

Victory Portfolios Victory Strategic Allocation Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Affiliated Exchange-Traded Funds (20.7%)
VictoryShares Emerging Market Volatility Wtd Index ETF	72,388	$2,120
VictoryShares International Volatility Wtd Index ETF	49,830	1,989
VictoryShares US Multi-Factor Minimum Volatility ETF	75,100	1,955
VictoryShares US Small Cap Volatility Wtd Index ETF	24,786	1,120
Total Affiliated Exchange-Traded Funds (Cost $6,295)		7,184
Affiliated Mutual Funds (79.4%)
Victory CEMP Commodity Volatility Wtd Index Strategy Fund, Class I	331,809	2,140
Victory CEMP Long/Short Strategy Fund, Class I	177,628	2,203
Victory CEMP Market Neutral Income Fund, Class I	731,705	7,039
Victory Expedition Emerging Markets Small Cap Fund, Class I	182,400	1,806
Victory INCORE Total Return Bond Fund, Class R6	426,954	4,082
Victory Integrity Discovery Fund, Class Y	23,113	1,099
Victory RS Global Fund, Class Y	757,346	9,178
Total Affiliated Mutual Funds (Cost $27,276)		27,547
Total Investments (Cost $33,571) — 100.1%		34,731
Liabilities in excess of other assets — (0.1)%		(52)
NET ASSETS — 100.00%		$34,679

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (71.7%)
Consumer Discretionary (5.7%):
CalAtlantic Group, Inc.
1.63%, 5/15/18	$360	$566
0.25%, 6/1/19	435	436
The Priceline Group, Inc., Convertible Subordinated Notes
1.00%, 3/15/18	1,722	3,472
0.35%, 6/15/20	1,305	1,941
		6,415
Energy (2.0%):
Nabros Industries, Inc., 0.75%, 1/15/24 (a) (b)	2,980	2,198
Financials (15.2%):
Ares Capital Corp.
4.75%, 1/15/18	1,625	1,629
4.38%, 1/15/19	2,501	2,556
BlackRock Kelso Capital Corp., Convertible Subordinated Notes, 5.50%, 2/15/18	1,690	1,707
Janus Capital Group, Inc., Convertible Subordinated Notes, 0.75%, 7/15/18	1,192	1,839
Jefferies Group, Inc., Convertible Subordinated Notes, 3.88%, 11/1/29, Callable 12/7/17 @ 100	2,849	2,858
MGIC Investment Corp., 9.00%, 4/1/63 (a)	255	352
Old Republic International Corp., 3.75%, 3/15/18	185	243
Old Republic International Corp., Convertible Subordinated Notes, 3.75%, 3/15/18	1,949	2,559
Prospect Capital Corp.
5.88%, 1/15/19	100	103
4.95%, 7/15/22, Callable 4/15/22 @ 100 (b)	2,200	2,189
Prospect Capital Corp., Convertible Subordinated Notes, 5.88%, 1/15/19	912	937
		16,972
Health Care (13.0%):
Alza Corp., Convertible Subordinated Notes, 7/28/20, Callable 11/22/17 @ 92.22 (c)	1,431	2,740
Bristol-Myers Squibb Co., Convertible Subordinated Notes, 0.82% (US0003M-50bps), 9/15/23, Callable 12/7/17 @ 100 (d) (e)	1,259	2,012
Danaher Corp., Convertible Subordinated Notes, 1/22/21, Callable 11/22/17 @ 92.74 (c)	517	1,822
Illumina, Inc., Convertible Subordinated Notes
0.00%, 6/15/19	1,100	1,175
0.50%, 6/15/21 (b)	1,130	1,297
Medidata Solutions, Inc., Convertible Subordinated Notes, 1.00%, 8/1/18	375	498
Teva Pharmaceutical Finance LLC, Convertible Subordinated Notes, 0.25%, 2/1/26, Callable 11/27/17 @ 100 (e)	1,210	1,063
WellPoint, Inc., Convertible Subordinated Notes, 2.75%, 10/15/42	1,374	3,930
		14,537

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Industrials (4.1%):
Dycom Industries, Inc., 0.75%, 9/15/21	$1,135	$1,318
Macquarie Infrastructure
2.88%, 7/15/19	120	126
2.00%, 10/1/23	1,048	1,005
Macquarie Infrastructure Co. LLC, Convertible Subordinated Notes, 2.88%, 7/15/19	2,073	2,179
		4,628
Information Technology (23.4%):
Akamai Technologies, Inc., 1.37%, 2/15/19	500	491
Intel Corp., Convertible Subordinated Notes, 3.25%, 8/1/39	2,886	6,277
Lam Research Corp., Convertible Subordinated Notes, 1.25%, 5/15/18	955	3,300
Micron Technology, Inc., Convertible Subordinated Notes, 3.00%, 11/15/43, Callable 11/20/18 @ 83.04 (e)	749	1,161
Novellus Systems, Inc., Convertible Subordinated Notes, 2.63%, 5/15/41	749	4,642
Nvdia Corp., 1.00%, 12/1/18 (b)	336	3,447
On Semiconductor Corp., 1.00%, 12/1/20	894	1,153
Red Hat, Inc., Convertible Subordinated Notes, 0.25%, 10/1/19	2,820	4,676
Salesforce.com, Inc., 0.25%, 4/1/18	705	1,083
		26,230
Materials (2.6%):
RPM International, Inc., 2.25%, 12/15/20	100	116
RPM International, Inc., Convertible Subordinated Notes, 2.25%, 12/15/20	2,403	2,794
		2,910
Real Estate (5.7%):
Spirit Realty Capital, Inc.
2.88%, 5/15/19	640	639
3.75%, 5/15/21	2,145	2,188
Vereit, Inc.
3.00%, 8/1/18	1,115	1,118
3.75%, 12/15/20	2,325	2,414
		6,359
Total Convertible Corporate Bonds (Cost $65,998)		80,249
Convertible Preferred Stocks (25.0%)
Energy (0.4%):
Hess Corp., 1.81%, 2/1/19	7,795	430
Financials (7.8%):
AMG Capital Trust II, 5.15%	28,896	1,748
New York Community Capital Trust V, 2.50%	30,769	1,554
Wells Fargo & Co., Series L, 0.12%	4,098	5,415
		8,717

See notes to financial statements.

Victory Portfolios Victory INCORE Investment Grade Convertible Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (4.8%):
Allergan PLC, Series A, 0.33%	805	$518
Anthem, Inc., 4.97%	33,370	1,778
Becton, Dickinson and Co., Series A, 6.13%	53,390	3,031
		5,327
Industrials (1.7%):
Stanley Black & Decker, Inc., 5.38%	15,930	1,884
Real Estate (2.3%):
Welltower, Inc., Series I, 6.50%	41,220	2,528
Utilities (8.0%):
CenterPoint Energy, Inc., 3.40%	16,352	1,155
Dominion Resources, Inc., 6.75%	55,130	2,884
DTE Energy Co., 6.50%	30,363	1,668
NextEra Energy, Inc., 6.12%	30,065	1,714
NextEra Energy, Inc., 4.85%	24,155	1,685
		9,106
Total Convertible Preferred Stocks (Cost $26,641)		27,992
Collateral for Securities Loaned (3.3%)
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (f)	1,156,744	1,157
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (f)	2,093,976	2,094
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (f)	411,633	412
Total Collateral for Securities Loaned (Cost $3,663)		3,663
Total Investments (Cost $96,302) — 100.0%		111,904
Other assets in excess of liabilities — 0.0%		15
NET ASSETS — 100.00%		$111,919

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of October 31, 2017, the fair value of these securities was $2,550 (thousands) and amounted to 2.3% of net assets.

(b)  All or a portion of this security is on loan.

(c)  Continuously callable with 15 days notice.

(d)  Variable or Floating-Rate Security. Rate disclosed is as of October 31, 2017.

(e)  Continuously callable with 30 days notice.

(f)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

LLC — Limited Liability Company

PLC — Public Liability Company

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund		Victory Sycamore Established Value Fund
ASSETS:
Investments, at value (Cost $17,135, $73,836 and $8,653,119)	$30,800		$84,286	(a)	$10,402,441	(b)
Cash and cash equivalents	360		1,369		292,996
Dividends receivable	2		40		6,290
Receivable for capital shares issued	13		31		12,155
Receivable for investments sold	52		741		56,500
Receivable from Adviser	7		7		—
Prepaid expenses	28		23		150
Total Assets	31,262		86,497		10,770,532
LIABILITIES:
Securities lending collateral	—		829		157,667
Payable for investments purchased	—		1,250		32,367
Payable to Adviser	—		—		—	(c)
Payable for capital shares redeemed	157		183		15,878
Accrued expenses and other payables:
Investment advisory fees	20		53		4,036
Administration fees	2		4		533
Custodian fees	1		1		72
Transfer agent fees	4		18		839
Chief Compliance Officer fees	—	(c)	—	(c)	—
Trustees' fees	—	(c)	—	(c)	16
12b-1 fees	3		15		527
Other accrued expenses	11		15		541
Total Liabilities	198		2,368		212,476
NET ASSETS:
Capital	8,756		73,530		8,564,128
Accumulated net investment income (loss)	(247)		224		3,514
Accumulated net realized gains (losses) from investments	8,890		(75)		241,092
Net unrealized appreciation on investments	13,665		10,450		1,749,322
Net Assets	$31,064		$84,129		$10,558,056
Net Assets
Class A Shares	$7,639		$35,223		$2,386,049
Class C Shares	4,201		7,296		101,506
Class I Shares	16,103		3,703		5,263,053
Class R Shares	993		36,688		1,005,561
Class R6 Shares	—		—		1,314,843
Class Y Shares	2,128		1,219		487,044
Total	$31,064		$84,129		$10,558,056
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	746		1,339		59,630
Class C Shares	554		308		2,588
Class I Shares	1,504		139		131,460
Class R Shares	109		1,453		25,430
Class R6 Shares	—		—		32,827
Class Y Shares	203		46		12,164
Total	3,116		3,285		264,099

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund	Victory Sycamore Established Value Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$10.23	$26.31	$40.01
Class C Shares (e)	$7.59	$23.66	$39.22
Class I Shares	$10.71	$26.62	$40.04
Class R Shares	$9.11	$25.24	$39.54
Class R6 Shares	—	—	$40.05
Class Y Shares	$10.48	$26.47	$40.04
Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$10.85	$27.92	$42.45

(a)  Includes $827 of securities on loan.

(b)  Includes $161,037 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Sycamore Small Company Opportunity Fund		Victory Expedition Emerging Markets Small Cap Fund
ASSETS:
Affiliated investments, at value (Cost $193,802 and $—)	$211,073		$—
Unaffiliated investments, at value (Cost $3,621,921 and $21,677)	4,648,819	(a)	26,486	(b)
Foreign currency, at value (Cost $— and $212)	—		212
Cash and cash equivalents	201,134		257
Interest and dividends receivable	2,350		11
Receivable for capital shares issued	6,415		—
Receivable for investments sold	27,221		361
Receivable from Adviser	—		56
Prepaid expenses	122		10
Total Assets	5,097,134		27,393
LIABILITIES:
Securities lending collateral	4,699		1,156
Payable for investments purchased	21,916		511
Foreign tax payable	—		33
Payable for capital shares redeemed	4,256		—
Payable to Adviser	17		—
Accrued expenses and other payables:
Investment advisory fees	3,252		27
Administration fees	256		1
Custodian fees	35		12
Transfer agent fees	261		2
Chief Compliance Officer fees	—	(c)	—	(c)
Trustees' fees	11		—	(c)
12b-1 fees	139		—	(c)
Other accrued expenses	355		17
Total Liabilities	35,197		1,759
NET ASSETS:
Capital	3,781,222		25,443
Accumulated net investment income (loss)	13,714		(61)
Accumulated net realized gains (losses) from investments and foreign currency translations	222,832		(4,524)
Net unrealized appreciation on investments and foreign currency translations	1,044,169		4,776
Net Assets	$5,061,937		$25,634
Net Assets
Class A Shares	$603,851		$—
Class C Shares	—		49
Class I Shares	4,003,419		25,585
Class R Shares	333,944		—
Class R6 Shares	85,307		—
Class Y Shares	35,416		—
Total	$5,061,937		$25,634

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Sycamore Small Company Opportunity Fund	Victory Expedition Emerging Markets Small Cap Fund
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	12,520	—
Class C Shares	—	5
Class I Shares	82,117	2,583
Class R Shares	7,344	—
Class R6 Shares	1,752	—
Class Y Shares	733	—
Total	104,466	2,588
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$48.23	—
Class C Shares (e)	—	$9.56
Class I Shares	$48.75	$9.90
Class R Shares	$45.47	—
Class R6 Shares	$48.69	—
Class Y Shares	$48.33	—
Maximum Sales Charge — Class A Shares	5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$51.17	—

(a)  Includes $4,833 of securities on loan.

(b)  Includes $1,149 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory INCORE Fund for Income		Victory National Municipal Bond Fund		Victory Ohio Municipal Bond Fund
ASSETS:
Investments, at value (Cost $928,848, $16,953 and $25,339)	$920,095		$17,967		$27,270
Cash and cash equivalents	—		2,276		4,020
Interest and dividends receivable	6,063		245		434
Receivable for capital shares issued	1,377		1		—
Receivable for investments sold	3		—		—
Receivable from Adviser	—		15		—
Prepaid expenses	32		8		9
Total Assets	927,570		20,512		31,733
LIABILITIES:
Payable for investments purchased	—		1,682		—
Payable for capital shares redeemed	1,145		17		500
Payable to Adviser	—	(a)	—		—
Accrued expenses and other payables:
Investment advisory fees	369		10		16
Administration fees	48		1		2
Custodian fees	7		5		2
Transfer agent fees	94		30		5
Chief Compliance Officer fees	—	(a)	—	(a)	—
Trustees' fees	1		—	(a)	—	(a)
12b-1 fees	54		2		4
Other accrued expenses	60		12		11
Total Liabilities	1,778		1,759		540
NET ASSETS:
Capital	1,199,416		16,510		28,573
Accumulated net investment income (loss)	1,697		8		21
Accumulated net realized gains (losses) from investments	(266,568)		1,221		668
Net unrealized appreciation/(depreciation) on investments	(8,753)		1,014		1,931
Net Assets	$925,792		$18,753		$31,193
Net Assets
Class A Shares	$224,822		$15,487		$31,193
Class C Shares	50,316		—		—
Class I Shares	520,056		—		—
Class R Shares	58,783		—		—
Class R6 Shares	9,407		—		—
Class Y Shares	62,408		3,266		—
Total	$925,792		$18,753		$31,193
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	24,746		1,461		2,850
Class C Shares	5,585		—		—
Class I Shares	57,284		—		—
Class R Shares	6,466		—		—
Class R6 Shares	1,037		—		—
Class Y Shares	6,870		309		—
Total	101,988		1,770		2,850

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory INCORE Fund for Income	Victory National Municipal Bond Fund	Victory Ohio Municipal Bond Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$9.09	$10.60	$10.94
Class C Shares (c)	$9.01	—	—
Class I Shares	$9.08	—	—
Class R Shares	$9.09	—	—
Class R6 Shares	$9.07	—	—
Class Y Shares	$9.08	$10.59	—
Maximum Sales Charge — Class A Shares	2.00%	2.00%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$9.28	$10.82	$11.16

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Strategic Allocation Fund		Victory INCORE Investment Grade Convertible Fund
ASSETS:
Affiliated investments, at value (Cost $33,571 and $—)	$34,731		$—
Unaffiliated investments, at value (Cost $— and $96,302)	—		111,904	(a)
Cash and cash equivalents	95		386
Interest and dividends receivable	—	(b)	516
Receivable for capital shares issued	4		2,439
Receivable for investments sold	—		533
Receivable from Adviser	67		—
Prepaid expenses	23		14
Total Assets	34,920		115,792
LIABILITIES:
Securities lending collateral	—		3,663
Payable for capital shares redeemed	146		107
Accrued expenses and other payables:
Investment advisory fees	48		69
Administration fees	2		5
Custodian fees	6		1
Transfer agent fees	8		6
Chief Compliance Officer fees	—	(b)	—	(b)
Trustees' fees	—	(b)	—	(b)
12b-1 fees	6		4
Other accrued expenses	25		18
Total Liabilities	241		3,873
NET ASSETS:
Capital	32,890		95,586
Accumulated net investment income (loss)	205		112
Accumulated net realized gains from investments	424		619
Net unrealized appreciation on investments	1,160		15,602
Net Assets	$34,679		$111,919
Net Assets
Class A Shares	$14,820		$33,040
Class C Shares	8,814		—
Class I Shares	9,153		78,879
Class R Shares	1,892		—
Total	$34,679		$111,919
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	903		1,999
Class C Shares	544		—
Class I Shares	555		4,773
Class R Shares	115		—
Total	2,117		6,772

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)  (continued)

	Victory Strategic Allocation Fund	Victory INCORE Investment Grade Convertible Fund
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$16.41	$16.53
Class C Shares (d)	$16.19	—
Class I Shares	$16.48	$16.53
Class R Shares	$16.38	—
Maximum Sales Charge — Class A Shares	5.75%	2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$17.41	$16.87

(a)  Includes $3,761 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2017

(Amounts in Thousands)

	Victory NewBridge Large Cap Growth Fund	Victory Special Value Fund	Victory Sycamore Established Value Fund
Investment Income:
Interest income	$4	$9	$2,380
Dividend income	171	1,412	124,284
Securities lending income	—	2	1,078
Foreign tax withholding	—	—	(194)
Total Income	175	1,423	127,548
Expenses:
Investment advisory fees	278	625	39,256
Administration fees	23	51	5,255
12b-1 fees — Class A Shares	22	90	5,893
12b-1 fees — Class C Shares	47	76	757
12b-1 fees — Class R Shares	5	175	4,760
Custodian fees	6	4	337
Transfer agent fees — Class A Shares	8	38	2,513
Transfer agent fees — Class C Shares	4	13	96
Transfer agent fees — Class I Shares	6	2	2,634
Transfer agent fees — Class R Shares	2	53	574
Transfer agent fees — Class R6 Shares	—	—	13
Transfer agent fees — Class Y Shares	2	1	80
Trustees' fees	3	6	658
Chief Compliance Officer fees	— (a)	1	64
Legal and audit fees	11	13	375
State registration and filing fees	68	73	457
Other expenses	13	22	1,250
Total Expenses	498	1,243	64,972
Expenses waived/reimbursed by Adviser	(43)	(95)	—
Net Expenses	455	1,148	64,972
Net Investment Income (Loss)	(280)	275	62,576
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	13,034	7,646	260,031
Net change in unrealized appreciation/depreciation on investments	(6,223)	9,665	1,113,529
Net realized/unrealized gains (losses) from investment transactions	6,811	17,311	1,373,560
Change in net assets resulting from operations	$6,531	$17,586	$1,436,136

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2017

(Amounts in Thousands)

	Victory Sycamore Small Company Opportunity Fund	Victory Expedition Emerging Markets Small Cap Fund
Investment Income:
Interest income	$981	$5
Affiliated dividend income	746	—
Unaffiliated dividend income	61,259	508
Securities lending income	125	48
Foreign tax withholding	(201)	(54)
Total Income	62,910	507
Expenses:
Investment advisory fees	32,740	363
Administration fees	2,616	18
12b-1 fees — Class A Shares	1,503	—	(a)
12b-1 fees — Class C Shares	—	—	(a)
12b-1 fees — Class R Shares	1,688	—
Custodian fees	167	87
Transfer agent fees — Class A Shares	718	—	(a)
Transfer agent fees — Class C Shares	—	—	(a)
Transfer agent fees — Class I Shares	1,034	14
Transfer agent fees — Class R Shares	339	—
Transfer agent fees — Class R6 Shares	2	—
Transfer agent fees — Class Y Shares	296	—	(a)
Trustees' fees	336	3
Chief Compliance Officer fees	32	—	(a)
Legal and audit fees	208	30
State registration and filing fees	282	49
Other expenses	840	37
Total Expenses	42,801	601
Expenses waived/reimbursed by Adviser	(79)	(165)
Net Expenses	42,722	436
Net Investment Income	20,188	71
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from affiliated investment transactions	(179)	—
Net realized gains/(losses) from unaffiliated investment transactions and foreign currency translations	261,866	(1,786)
Net realized gains/(losses) from foreign capital gains taxes	—	(45)
Net change in unrealized appreciation/(depreciation) on affiliated investments	18,521	—
Net change in unrealized appreciation/(depreciation) on unaffiliated investments and foreign currency translations	693,380	3,858
Net change in unrealized appreciation/(depreciation) on foreign capital gain taxes	—	16
Net realized/unrealized gains (losses) from investment transactions	973,588	2,043
Change in net assets resulting from operations	$993,776	$2,114

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2017

(Amounts in Thousands)

	Victory INCORE Fund for Income	Victory National Municipal Bond Fund	Victory Ohio Municipal Bond Fund
Investment Income:
Interest income	$19,451	$1,618	$1,469
Dividend income	1	—	—
Securities lending income	5	—	—
Total Income	19,457	1,618	1,469
Expenses:
Investment advisory fees	4,581	240	193
Administration fees	608	27	21
12b-1 fees — Class A Shares	824	100	88
12b-1 fees — Class C Shares	605	—	—
12b-1 fees — Class R Shares	169	—	—
Custodian fees	35	— (a)	—	(a)
Transfer agent fees — Class A Shares	213	30	8
Transfer agent fees — Class C Shares	52	—	—
Transfer agent fees — Class I Shares	216	—	—
Transfer agent fees — Class R Shares	36	—	—
Transfer agent fees — Class R6 Shares	1	—	—
Transfer agent fees — Class Y Shares	4	4	—
Trustees' fees	82	4	3
Chief Compliance Officer fees	8	— (a)	—	(a)
Legal and audit fees	41	11	11
State registration and filing fees	145	38	20
Other expenses	185	20	12
Total Expenses	7,805	474	356
Expenses waived/reimbursed by Adviser	(8)	(52)	—
Net Expenses	7,797	422	356
Net Investment Income	11,660	1,196	1,113
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains/(losses) from investment transactions	(1,326)	1,726	664
Net change in unrealized appreciation/(depreciation) on investments	(16,727)	(2,709)	(1,279)
Net realized/unrealized gains (losses) from investment transactions	(18,053)	(983)	(615)
Change in net assets resulting from operations	$(6,393)	$213	$498

(a)  Rounds to less than $1.
See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended October 31, 2017

(Amounts in Thousands)

	Victory Strategic Allocation Fund	Victory INCORE Investment Grade Convertible Fund
Investment Income:
Unaffiliated interest income	$2	$919
Affiliated dividend income	1,137	—
Unaffiliated dividend income	—	1,163
Securities lending income	—	46
Total Income	1,139	2,128
Expenses:
Investment advisory fees	32	660
Administration fees	19	54
12b-1 fees — Class A Shares	39	81
12b-1 fees — Class C Shares	93	—
12b-1 fees — Class R Shares	9	—
Custodian fees	2	5
Transfer agent fees — Class A Shares	23	24
Transfer agent fees — Class C Shares	10	—
Transfer agent fees — Class I Shares	5	15
Transfer agent fees — Class R Shares	2	—
Trustees' fees	3	7
Chief Compliance Officer fees	— (a)	1
Legal and audit fees	14	17
State registration and filing fees	74	58
Other expenses	8	24
Total Expenses	333	946
Expenses waived/reimbursed by Adviser	(176)	—
Net Expenses	157	946
Net Investment Income	982	1,182
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from affiliated investment transactions	(595)	—
Net realized gains from unaffiliated investment transactions	37	4,840
Distributions of realized gains from affiliated underlying investment companies	1,885	—
Net change in unrealized appreciation/(depreciation) on affiliated investments	1,661	—
Net change in unrealized appreciation/(depreciation) on unaffiliated investments	—	12,555
Net realized/unrealized gains (losses) from investment transactions	2,988	17,395
Change in net assets resulting from operations	$3,970	$18,577

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund		Victory Sycamore Established Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
From Investment Activities:
Operations:
Net investment income (loss)	$(280)	$(436)	$275	$720	$62,576	$30,375
Net realized gains/(losses) from investment transactions	13,034	21,590	7,646	(4,298)	260,031	48,431
Net change in unrealized appreciation/(depreciation) on investments	(6,223)	(23,687)	9,665	(1,232)	1,113,529	252,804
Change in net assets resulting from operations	6,531	(2,533)	17,586	(4,810)	1,436,136	331,610
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(402)	(147)	(13,470)	(8,709)
Class C Shares (a)	—	—	(20)	—	(56)	(12)
Class I Shares	—	—	(51)	(28)	(35,454)	(14,117)
Class R Shares	—	—	(308)	(29)	(3,632)	(3,466)
Class R6 Shares	—	—	—	—	(8,005)	(1,977)
Class Y Shares	—	—	(16)	(10)	(1,541)	(226)
From net realized gains:
Class A Shares	(3,217)	(5,914)	—	—	(20,002)	(103,083)
Class C Shares (a)	(2,111)	(3,067)	—	—	(415)	—
Class I Shares	(8,820)	(16,440)	—	—	(30,795)	(74,781)
Class R Shares	(339)	(266)	—	—	(8,623)	(65,678)
Class R6 Shares	—	—	—	—	(5,853)	(6,126)
Class Y Shares	(1,161)	(3,366)	—	—	(601)	(999)
Change in net assets resulting from distributions to shareholders	(15,648)	(29,053)	(797)	(214)	(128,447)	(279,174)
Change in net assets resulting from capital transactions	(14,423)	(19,924)	(17,556)	(24,678)	3,605,168	2,986,172
Change in net assets	(23,540)	(51,510)	(767)	(29,702)	4,912,857	3,038,608
Net Assets:
Beginning of period	54,604	106,114	84,896	114,598	5,645,199	2,606,591
End of period	$31,064	$54,604	$84,129	$84,896	$10,558,056	$5,645,199
Accumulated net investment income (loss)	$(247)	$(364)	$224	$761	$3,514	$1,968

(a)  Sycamore Established Value Fund, Class C Shares, commenced operations on March 1, 2016.

(b)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund		Victory Sycamore Established Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,321	$2,374	$2,739	$2,723	$1,307,436	$1,037,789
Distributions reinvested	2,478	4,825	323	121	27,426	91,824
Cost of shares redeemed	(6,253)	(9,191)	(12,039)	(12,663)	(1,047,620)	(446,216)
Total Class A Shares	$(2,454)	$(1,992)	$(8,977)	$(9,819)	$287,242	$683,397
Class C Shares (a)
Proceeds from shares issued	$487	$1,526	$486	$533	$74,953	$25,381
Distributions reinvested	1,839	2,455	15	—	425	11
Cost of shares redeemed	(3,146)	(3,576)	(2,671)	(3,290)	(8,552)	(228)
Total Class C Shares	$(820)	$405	$(2,170)	$(2,757)	$66,826	$25,164
Class I Shares
Proceeds from shares issued	$10,200	$6,231	$505	$740	$3,022,978	$2,025,616
Distributions reinvested	5,469	7,375	46	24	59,775	81,136
Cost of shares redeemed	(25,474)	(28,265)	(1,611)	(2,790)	(1,038,403)	(368,880)
Total Class I Shares	$(9,805)	$(14,659)	$(1,060)	$(2,026)	$2,044,350	$1,737,872
Class R Shares
Proceeds from shares issued	$53	$197	$4,185	$3,592	$361,598	$221,369
Distributions reinvested	339	266	276	27	11,593	65,893
Cost of shares redeemed	(181)	(34)	(9,631)	(13,145)	(302,995)	(179,780)
Total Class R Shares	$211	$429	$(5,170)	$(9,526)	$70,196	$107,482
Class R6 Shares
Proceeds from shares issued	—	—	—	—	$904,213	$430,919
Distributions reinvested	—	—	—	—	13,807	8,103
Cost of shares redeemed	—	—	—	—	(191,985)	(45,828)
Total Class R6 Shares	—	—	—	—	$726,035	$393,194
Class Y Shares
Proceeds from shares issued	$1,475	$2,546	$567	$121	$484,975	$46,229
Distributions reinvested	27	16	— (b)	—	1,392	394
Cost of shares redeemed	(3,057)	(6,669)	(746)	(671)	(75,848)	(7,560)
Total Class Y Shares	$(1,555)	$(4,107)	$(179)	$(550)	$410,519	$39,063
Change in net assets resulting from capital transactions	$(14,423)	$(19,924)	$(17,556)	$(24,678)	$3,605,168	$2,986,172

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory NewBridge Large Cap Growth Fund		Victory Special Value Fund		Victory Sycamore Established Value Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Class A Shares
Issued	137	169	117	126	35,112	31,752
Reinvested	295	362	15	6	746	2,962
Redeemed	(601)	(670)	(514)	(588)	(27,554)	(13,679)
Total Class A Shares	(169)	(139)	(382)	(456)	8,304	21,035
Class C Shares (a)
Issued	67	136	23	28	2,049	763
Reinvested	294	220	1	—	12	— (b)
Redeemed	(401)	(313)	(127)	(170)	(229)	(7)
Total Class C Shares	(40)	43	(103)	(142)	1,832	756
Class I Shares
Issued	934	466	21	34	80,778	63,710
Reinvested	625	541	2	1	1,613	2,607
Redeemed	(2,438)	(1,889)	(69)	(127)	(27,487)	(11,178)
Total Class I Shares	(879)	(882)	(46)	(92)	54,904	55,139
Class R Shares
Issued	6	17	185	175	9,792	6,861
Reinvested	45	21	13	1	320	2,153
Redeemed	(21)	(3)	(431)	(639)	(8,146)	(5,602)
Total Class R Shares	30	35	(233)	(463)	1,966	3,412
Class R6 Shares
Issued	—	—	—	—	23,979	13,212
Reinvested	—	—	—	—	371	258
Redeemed	—	—	—	—	(5,076)	(1,392)
Total Class R6 Shares	—	—	—	—	19,274	12,078
Class Y Shares
Issued	161	192	24	6	12,592	1,433
Reinvested	3	1	— (b)	—	37	12
Redeemed	(296)	(487)	(32)	(31)	(1,964)	(232)
Total Class Y Shares	(132)	(294)	(8)	(25)	10,665	1,213
Change in Shares	(1,190)	(1,237)	(772)	(1,178)	96,945	93,633

(a)  Sycamore Established Value Fund, Class C Shares, commenced operations on March 1, 2016.

(b)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Sycamore Small Company Opportunity Fund		Victory Expedition Emerging Markets Small Cap Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
From Investment Activities:
Operations:
Net investment income	$20,188	$13,998	$71	$8
Net realized gains/(losses) from investment transactions	261,687	200,118	(1,831)	(1,142)
Net change in unrealized appreciation/(depreciation) on investments	711,901	69,203	3,874	715
Change in net assets resulting from operations	993,776	283,319	2,114	(419)
Distributions to Shareholders:
From net investment income:
Class A Shares	(1,612)	(550)	— (a)	—
Class I Shares	(14,803)	(8,756)	(55)	—
Class R Shares	(410)	— (a)	—	—
Class R6 Shares	(147)	(12)	—	—
Class Y Shares	(589)	(171)	—	—
From net realized gains:
Class A Shares	(26,423)	(38,457)	—	—
Class I Shares	(123,966)	(174,199)	—	—
Class R Shares	(15,951)	(24,266)	—	—
Class R6 Shares	(1,195)	(201)	—	—
Class Y Shares	(6,655)	(6,325)	—	—
Change in net assets resulting from distributions to shareholders	(191,751)	(252,937)	(55)	—
Change in net assets resulting from capital transactions	836,771	553,916	(5,923)	18,110
Change in net assets	1,638,796	584,298	(3,864)	17,691
Net Assets:
Beginning of period	3,423,141	2,838,843	29,498	11,807
End of period	$5,061,937	$3,423,141	$25,634	$29,498
Accumulated net investment income (loss)	$13,714	$9,842	$(61)	$(92)

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Sycamore Small Company Opportunity Fund		Victory Expedition Emerging Markets Small Cap Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$196,916	$242,731	—	—
Distributions reinvested	23,261	32,674	— (a)	—
Cost of shares redeemed	(257,608)	(187,068)	$(43)	$(22)
Total Class A Shares	$(37,431)	$88,337	$(43)	$(22)
Class I Shares
Proceeds from shares issued	$1,576,181	$977,885	$7,342	$19,567
Distributions reinvested	126,175	164,732	53	—
Cost of shares redeemed	(731,527)	(788,941)	(13,275)	(1,435)
Total Class I Shares	$970,829	$353,676	$(5,880)	$18,132
Class R Shares
Proceeds from shares issued	$72,532	$69,482	—	—
Distributions reinvested	15,426	23,123	—	—
Cost of shares redeemed	(117,366)	(64,006)	—	—
Total Class R Shares	$(29,408)	$28,599	—	—
Class R6 Shares
Proceeds from shares issued	$67,380	$21,292	—	—
Distributions reinvested	1,342	213	—	—
Cost of shares redeemed	(13,821)	(1,163)	—	—
Total Class R6 Shares	$54,901	$20,342	—	—
Class Y Shares
Proceeds from shares issued	$30,263	$98,348	—	—
Distributions reinvested	172	147	—	—
Cost of shares redeemed	(152,555)	(35,533)	—	—
Total Class Y Shares	$(122,120)	$62,962	—	—
Change in net assets resulting from capital transactions	$836,771	$553,916	$(5,923)	$18,110

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Sycamore Small Company Opportunity Fund		Victory Expedition Emerging Markets Small Cap Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Class A Shares
Issued	4,433	6,493	—	—
Reinvested	526	899	— (a)	—
Redeemed	(5,763)	(4,998)	(5)	(2)
Total Class A Shares	(804)	2,394	(5)	(2)
Class I Shares
Issued	35,017	25,754	831	2,083
Reinvested	2,832	4,498	6	—
Redeemed	(16,264)	(20,503)	(1,433)	(159)
Total Class I Shares	21,585	9,749	(596)	1,924
Class R Shares
Issued	1,724	1,962	—	—
Reinvested	369	671	—	—
Redeemed	(2,800)	(1,806)	—	—
Total Class R Shares	(707)	827	—	—
Class R6 Shares
Issued	1,504	548	—	—
Reinvested	30	6	—	—
Redeemed	(307)	(29)	—	—
Total Class R6 Shares	1,227	525	—	—
Class Y Shares
Issued	666	2,557	—	—
Reinvested	4	4	—	—
Redeemed	(3,478)	(934)	—	—
Total Class Y Shares	(2,808)	1,627	—	—
Change in Shares	18,493	15,122	(601)	1,922

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory INCORE Fund for Income		Victory National Municipal Bond Fund		Victory Ohio Municipal Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
From Investment Activities:
Operations:
Net investment income	$11,660	$11,862	$1,196	$1,499	$1,113	$1,136
Net realized gains/(losses) from investment transactions	(1,326)	1,566	1,726	1,040	664	643
Net change in unrealized appreciation/ (depreciation) on investments	(16,727)	2,658	(2,709)	(607)	(1,279)	(429)
Change in net assets resulting from operations	(6,393)	16,086	213	1,932	498	1,350
Distributions to Shareholders:
From net investment income:
Class A Shares	(17,071)	(19,195)	(1,097)	(1,414)	(1,118)	(1,140)
Class C Shares	(2,700)	(3,057)	—	—	—	—
Class I Shares	(28,522)	(24,430)	—	—	—	—
Class R Shares	(3,526)	(4,167)	—	—	—	—
Class R6 Shares	(446)	(270)	—	—	—	—
Class Y Shares	(766)	(345)	(124)	(91)	—	—
From net realized gains:
Class A Shares	—	—	(971)	(1,148)	(643)	(456)
Class Y Shares	—	—	(70)	(57)	—	—
Change in net assets resulting from distributions to shareholders	(53,031)	(51,464)	(2,262)	(2,710)	(1,761)	(1,596)
Change in net assets resulting from capital transactions	(135,404)	251,739	(41,572)	(14,032)	(5,567)	(5,761)
Change in net assets	(194,828)	216,361	(43,621)	(14,810)	(6,830)	(6,007)
Net Assets:
Beginning of period	1,120,620	904,259	62,374	77,184	38,023	44,030
End of period	$925,792	$1,120,620	$18,753	$62,374	$31,193	$38,023
Accumulated net investment income (loss)	$1,697	$2,477	$8	$35	$21	$27

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory INCORE Fund for Income		Victory National Municipal Bond Fund		Victory Ohio Municipal Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$91,073	$231,878	$6,669	$14,402	$544	$377
Distributions reinvested	13,011	15,051	1,972	2,433	1,629	1,449
Cost of shares redeemed	(260,330)	(182,262)	(49,828)	(30,744)	(7,740)	(7,587)
Total Class A Shares	$(156,246)	$64,667	$(41,187)	$(13,909)	$(5,567)	$(5,761)
Class C Shares
Proceeds from shares issued	$4,087	$21,264	—	—	—	—
Distributions reinvested	2,123	2,360	—	—	—	—
Cost of shares redeemed	(25,217)	(16,191)	—	—	—	—
Total Class C Shares	$(19,007)	$7,433	—	—	—	—
Class I Shares
Proceeds from shares issued	$212,835	$301,958	—	—	—	—
Distributions reinvested	23,961	19,875	—	—	—	—
Cost of shares redeemed	(233,287)	(162,216)	—	—	—	—
Total Class I Shares	$3,509	$159,617	—	—	—	—
Class R Shares
Proceeds from shares issued	$22,557	$28,047	—	—	—	—
Distributions reinvested	3,173	3,730	—	—	—	—
Cost of shares redeemed	(48,146)	(17,608)	—	—	—	—
Total Class R Shares	$(22,416)	$14,169	—	—	—	—
Class R6 Shares
Proceeds from shares issued	$6,678	$5,190	—	—	—	—
Distributions reinvested	446	270	—	—	—	—
Cost of shares redeemed	(3,530)	(2,874)	—	—	—	—
Total Class R6 Shares	$3,594	$2,586	—	—	—	—
Class Y Shares
Proceeds from shares issued	$67,393	$5,847	$974	$1,502	—	—
Distributions reinvested	268	54	58	10	—	—
Cost of shares redeemed	(12,499)	(2,634)	(1,417)	(1,635)	—	—
Total Class Y Shares	$55,162	$3,267	$(385)	$(123)	—	—
Change in net assets resulting from capital transactions	$(135,404)	$251,739	$(41,572)	$(14,032)	$(5,567)	$(5,761)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory INCORE Fund for Income		Victory National Municipal Bond Fund		Victory Ohio Municipal Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Class A Shares
Issued	9,715	23,500	625	1,291	49	33
Reinvested	1,398	1,535	186	220	150	127
Redeemed	(27,963)	(18,524)	(4,653)	(2,764)	(707)	(664)
Total Class A Shares	(16,850)	6,511	(3,842)	(1,253)	(508)	(504)
Class C Shares
Issued	442	2,173	—	—	—	—
Reinvested	230	242	—	—	—	—
Redeemed	(2,721)	(1,658)	—	—	—	—
Total Class C Shares	(2,049)	757	—	—	—	—
Class I Shares
Issued	22,820	30,774	—	—	—	—
Reinvested	2,580	2,028	—	—	—	—
Redeemed	(24,959)	(16,520)	—	—	—	—
Total Class I Shares	441	16,282	—	—	—	—
Class R Shares
Issued	2,385	2,839	—	—	—	—
Reinvested	341	380	—	—	—	—
Redeemed	(5,096)	(1,785)	—	—	—	—
Total Class R Shares	(2,370)	1,434	—	—	—	—
Class R6 Shares
Issued	714	526	—	—	—	—
Reinvested	48	28	—	—	—	—
Redeemed	(378)	(292)	—	—	—	—
Total Class R6 Shares	384	262	—	—	—	—
Class Y Shares
Issued	7,343	595	91	135	—	—
Reinvested	29	5	6	1	—	—
Redeemed	(1,345)	(268)	(133)	(147)	—	—
Total Class Y Shares	6,027	332	(36)	(11)	—	—
Change in Shares	(14,417)	25,578	(3,878)	(1,264)	(508)	(504)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Strategic Allocation Fund		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
From Investment Activities:
Operations:
Net investment income	$982	$151	$1,182	$698
Net realized gains/(losses) from affiliated and unaffiliated investment transactions	(558)	381	4,840	1,252
Distributions of realized gains from underlying investment companies	1,885	—	—	—
Net change in unrealized appreciation/depreciation on affiliated and unaffiliated investments	1,661	(946)	12,555	(1,016)
Change in net assets resulting from operations	3,970	(414)	18,577	934
Distributions to Shareholders:
From net investment income:
Class A Shares	(403)	(137)	(562)	(253)
Class C Shares	(194)	(35)	—	—
Class I Shares	(138)	(13)	(1,106)	(1,173)
Class R Shares	(42)	(16)	—	—
Change in net assets resulting from distributions to shareholders	(777)	(201)	(1,668)	(1,426)
Change in net assets resulting from capital transactions	2,374	13,093	27,222	17,860
Change in net assets	5,567	12,478	44,131	17,368
Net Assets:
Beginning of period	29,112	16,634	67,788	50,420
End of period	$34,679	$29,112	$111,919	$67,788
Accumulated net investment loss	$205	$—	$112	$(518)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Strategic Allocation Fund		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,290	$1,152	$27,391	$10,217
Proceeds from Fund Acquisition (Note 10)	—	12,140	—	—
Distributions reinvested	374	129	473	148
Cost of shares redeemed	(9,029)	(7,016)	(15,181)	(6,381)
Total Class A Shares	$(3,365)	$6,405	$12,683	$3,984
Class C Shares
Proceeds from shares issued	$1,978	$364	—	—
Proceeds from Fund Acquisition (Note 10)	—	8,690	—	—
Distributions reinvested	175	30	—	—
Cost of shares redeemed	(3,994)	(1,984)	—	—
Total Class C Shares	$(1,841)	$7,100	—	—
Class I Shares
Proceeds from shares issued	$8,705	$1,229	$47,874	$24,542
Distributions reinvested	137	13	1,058	1,135
Cost of shares redeemed	(1,267)	(1,510)	(34,393)	(11,801)
Total Class I Shares	$7,575	$(268)	$14,539	$13,876
Class R Shares
Proceeds from shares issued	$126	$395	—	—
Distributions reinvested	38	15	—	—
Cost of shares redeemed	(159)	(554)	—	—
Total Class R Shares	$5	$(144)	—	—
Change in net assets resulting from capital transactions	$2,374	$13,093	$27,222	$17,860

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Strategic Allocation Fund		Victory INCORE Investment Grade Convertible Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Class A Shares
Issued	337	77	1,912	758
Issued from Fund Acquisition (Note 10)	—	816	—	—
Reinvested	24	9	32	11
Redeemed	(578)	(481)	(991)	(466)
Total Class A Shares	(217)	421	953	303
Class C Shares
Issued	128	25	—	—
Issued from Fund Acquisition (Note 10)	—	589	—	—
Reinvested	11	2	—	—
Redeemed	(259)	(135)	—	—
Total Class C Shares	(120)	481	—	—
Class I Shares
Issued	553	83	3,159	1,823
Reinvested	9	1	72	83
Redeemed	(81)	(107)	(2,355)	(871)
Total Class I Shares	481	(23)	876	1,035
Class R Shares
Issued	8	27	—	—
Reinvested	2	1	—	—
Redeemed	(10)	(37)	—	—
Total Class R Shares	—	(9)	—	—
Change in Shares	144	870	1,829	1,338
See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class A Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$12.79		$19.17		$19.38	$18.62	$15.33
Investment Activities:
Net investment income (loss)	(0.09	)(a)	(0.11	)(a)	(0.20)	(0.23)	(0.31)
Net realized and unrealized gains (losses) on investments	1.82		(0.22)		1.63	2.66	4.31
Total from Investment Activities	1.73		(0.33)		1.43	2.43	4.00
Distributions to Shareholders:
Net realized gains from investments	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Total Distributions to Shareholders	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Net Asset Value, End of Period	$10.23		$12.79		$19.17	$19.38	$18.62
Total Return (excludes sales charge)	20.84%		(3.00)%		7.86%	13.58%	27.29%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,639		$11,700		$20,207	$27,799	$42,093
Ratio of net expenses to average net assets	1.40%		1.30%		1.26%	1.26%	1.28%
Ratio of net investment loss to average net assets	(0.94)%		(0.79)%		(0.73)%	(0.72)%	(0.62)%
Portfolio turnover (b)	60%		52%		55%	47%	78%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class C Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$10.65		$17.06		$17.56	$17.15	$14.29
Investment Activities:
Net investment income (loss)	(0.12	)(a)	(0.18	)(a)	(0.29)	(0.30)	(0.23)
Net realized and unrealized gains (losses) on investments	1.35		(0.18)		1.43	2.38	3.80
Total from Investment Activities	1.23		(0.36)		1.14	2.08	3.57
Distributions to Shareholders:
Net realized gains from investments	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Total Distributions to Shareholders	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Net Asset Value, End of Period	$7.59		$10.65		$17.06	$17.56	$17.15
Total Return (excludes contingent deferred sales charge)	20.06%		(3.79)%		6.94%	12.63%	26.22%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,201		$6,321		$9,389	$10,656	$11,655
Ratio of net expenses to average net assets	2.10%		2.10%		2.10%	2.10%	2.10%
Ratio of net investment loss to average net assets	(1.64)%		(1.59)%		(1.58)%	(1.57)%	(1.47)%
Ratio of gross expenses to average net assets (b)	2.27%		2.15%		2.13%	2.10%	2.11%
Portfolio turnover (c)	60%		52%		55%	47%	78%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class I Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$13.13		$19.47		$19.61	$18.76	$15.39
Investment Activities:
Net investment income (loss)	(0.05	)(a)	(0.05	)(a)	(0.26)	(0.06)	— (b)
Net realized and unrealized gains (losses) on investments	1.92		(0.24)		1.76	2.58	4.08
Total from Investment Activities	1.87		(0.29)		1.50	2.52	4.08
Distributions to Shareholders:
Net realized gains from investments	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Total Distributions to Shareholders	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Net Asset Value, End of Period	$10.71		$13.13		$19.47	$19.61	$18.76
Total Return	21.52%		(2.67)%		8.14%	13.98%	27.72%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,103		$31,299		$63,569	$137,831	$106,035
Ratio of net expenses to average net assets	0.95%		0.88%		0.95%	0.95%	0.95%
Ratio of net investment loss to average net assets	(0.47)%		(0.36)%		(0.41)%	(0.44)%	(0.35)%
Ratio of gross expenses to average net assets (c)	1.01%		0.88%		1.04%	1.00%	0.98%
Portfolio turnover (d)	60%		52%		55%	47%	78%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class R Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$11.88		$18.29		$18.63	$18.02	$14.91
Investment Activities:
Net investment income (loss)	(0.11	)(a)	(0.14	)(a)	(0.22)	(0.21)	(0.24)
Net realized and unrealized gains (losses) on investments	1.63		(0.22)		1.52	2.49	4.06
Total from Investment Activities	1.52		(0.36)		1.30	2.28	3.82
Distributions to Shareholders:
Net realized gains from investments	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Total Distributions to Shareholders	(4.29)		(6.05)		(1.64)	(1.67)	(0.71)
Net Asset Value, End of Period	$9.11		$11.88		$18.29	$18.63	$18.02
Total Return	20.56%		(3.43)%		7.45%	13.17%	26.83%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$993		$940		$808	$935	$902
Ratio of net expenses to average net assets	1.65%		1.65%		1.65%	1.65%	1.65%
Ratio of net investment loss to average net assets	(1.21)%		(1.16)%		(1.11)%	(1.13)%	(1.01)%
Ratio of gross expenses to average net assets (b)	2.83%		2.80%		3.06%	2.72%	2.68%
Portfolio turnover (c)	60%		52%		55%	47%	78%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory NewBridge Large Cap Growth Fund
	Class Y Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$12.96		$19.31		$19.47	$18.65	$15.78
Investment Activities:
Net investment income (loss)	(0.06	)(b)	(0.07	)(b)	(0.28)	(0.17)	(0.06)
Net realized and unrealized gains (losses) on investments	1.87		(0.23)		1.76	2.66	2.93
Total from Investment Activities	1.81		(0.30)		1.48	2.49	2.87
Distributions to Shareholders:
Net realized gains from investments	(4.29)		(6.05)		(1.64)	(1.67)	—
Total Distributions to Shareholders	(4.29)		(6.05)		(1.64)	(1.67)	—
Net Asset Value, End of Period	$10.48		$12.96		$19.31	$19.47	$18.65
Total Return (c)	21.30%		(2.76)%		8.09%	13.90%	18.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,128		$4,344		$12,141	$27,056	$50,100
Ratio of net expenses to average net assets (d)	1.02%		1.02%		1.02%	1.02%	1.02%
Ratio of net investment loss to average net assets (d)	(0.55)%		(0.50)%		(0.46)%	(0.46)%	(0.44)%
Ratio of gross expenses to average net assets (d) (e)	1.42%		1.08%		1.04%	1.03%	1.02%
Portfolio turnover (c) (f)	60%		52%		55%	47%	78%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$21.48	$22.46	$21.71	$19.98	$15.53
Investment Activities:
Net investment income (loss)	0.13 (a)	0.20 (a)	0.12	(0.03)	(0.02)
Net realized and unrealized gains (losses) on investments	4.95	(1.11)	0.63	1.76	4.47
Total from Investment Activities	5.08	(0.91)	0.75	1.73	4.45
Distributions to Shareholders:
Net investment income	(0.25)	(0.07)	—	—	—
Total Distributions to Shareholders	(0.25)	(0.07)	—	—	—
Net Asset Value, End of Period	$26.31	$21.48	$22.46	$21.71	$19.98
Total Return (excludes sales charge)	23.84%	(4.06)%	3.45%	8.66%	28.65%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$35,223	$36,971	$48,913	$71,027	$99,918
Ratio of net expenses to average net assets	1.17%	1.20%	1.28%	1.31%	1.27%
Ratio of net investment income to average net assets	0.53%	0.93%	0.52%	0.01%	0.01%
Ratio of gross expenses to average net assets (b)	1.27%	1.30%	1.35%	1.31%	1.27%
Portfolio turnover (c)	135%	76%	137%	174%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class C Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$19.34		$20.34	$19.82	$18.41	$14.44
Investment Activities:
Net investment income (loss)	(0.08	)(a)	0.01 (a)	(0.10)	(0.20)	(0.20)
Net realized and unrealized gains (losses) on investments	4.45		(1.01)	0.62	1.61	4.17
Total from Investment Activities	4.37		(1.00)	0.52	1.41	3.97
Distributions to Shareholders:
Net investment income	(0.05)		—	—	—	—
Total Distributions to Shareholders	(0.05)		—	—	—	—
Net Asset Value, End of Period	$23.66		$19.34	$20.34	$19.82	$18.41
Total Return (excludes contingent deferred sales charge)	22.65%		(4.92)%	2.62%	7.66%	27.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,296		$7,955	$11,253	$14,970	$17,106
Ratio of net expenses to average net assets	2.10%		2.09%	2.13%	2.20%	2.20%
Ratio of net investment income (loss) to average net assets	(0.38)%		0.04%	(0.35)%	(0.88)%	(0.95)%
Ratio of gross expenses to average net assets (b)	2.21%		2.19%	2.21%	2.20%	2.23%
Portfolio turnover (c)	135%		76%	137%	174%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$21.76	$22.78	$21.96	$20.16	$15.62
Investment Activities:
Net investment income (loss)	0.13 (a)	0.23 (a)	0.19	0.01	0.04
Net realized and unrealized gains (losses) on investments	5.01	(1.12)	0.63	1.79	4.50
Total from Investment Activities	5.14	(0.89)	0.82	1.80	4.54
Distributions to Shareholders:
Net investment income	(0.28)	(0.13)	—	—	—
Total Distributions to Shareholders	(0.28)	(0.13)	—	—	—
Net Asset Value, End of Period	$26.62	$21.76	$22.78	$21.96	$20.16
Total Return	23.86%	(3.93)%	3.73%	8.93%	29.07%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,703	$4,016	$6,285	$8,714	$34,058
Ratio of net expenses to average net assets	1.15%	1.05%	1.02%	1.01%	1.00%
Ratio of net investment income to average net assets	0.56%	1.07%	0.78%	0.30%	0.27%
Ratio of gross expenses to average net assets (b)	1.25%	1.15%	1.09%	1.01%	1.00%
Portfolio turnover (c)	135%	76%	137%	174%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class R Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$20.63	$21.57	$20.91	$19.30	$15.05
Investment Activities:
Net investment income (loss)	0.05 (a)	0.14 (a)	0.04	(0.09)	(0.08)
Net realized and unrealized gains (losses) on investments	4.75	(1.07)	0.62	1.70	4.33
Total from Investment Activities	4.80	(0.93)	0.66	1.61	4.25
Distributions to Shareholders:
Net investment income	(0.19)	(0.01)	—	—	—
Total Distributions to Shareholders	(0.19)	(0.01)	—	—	—
Net Asset Value, End of Period	$25.24	$20.63	$21.57	$20.91	$19.30
Total Return	23.43%	(4.29)%	3.16%	8.34%	28.24%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$36,688	$34,784	$46,357	$59,036	$73,847
Ratio of net expenses to average net assets	1.47%	1.46%	1.55%	1.61%	1.59%
Ratio of net investment income (loss) to average net assets	0.24%	0.67%	0.23%	(0.30)%	(0.33)%
Ratio of gross expenses to average net assets (b)	1.57%	1.56%	1.63%	1.61%	1.59%
Portfolio turnover (c)	135%	76%	137%	174%	110%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Special Value Fund
	Class Y Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$21.62	$22.62	$21.80	$20.01	$17.11
Investment Activities:
Net investment income (loss)	0.18 (b)	0.26 (b)	0.18	0.05	0.01
Net realized and unrealized gains (losses) on investments	4.98	(1.12)	0.64	1.74	2.89
Total from Investment Activities	5.16	(0.86)	0.82	1.79	2.90
Distributions to Shareholders:
Net investment income	(0.31)	(0.14)	—	—	—
Total Distributions to Shareholders	(0.31)	(0.14)	—	—	—
Net Asset Value, End of Period	$26.47	$21.62	$22.62	$21.80	$20.01
Total Return (c)	24.12%	(3.80)%	3.76%	8.95%	16.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,219	$1,170	$1,790	$2,068	$2,341
Ratio of net expenses to average net assets (d)	0.93%	0.93%	1.00%	1.03%	1.03%
Ratio of net investment income to average net assets (d)	0.77%	1.20%	0.78%	0.28%	0.05%
Ratio of gross expenses to average net assets (d) (e)	2.07%	1.75%	1.58%	1.33%	1.72%
Portfolio turnover (c) (f)	135%	76%	137%	174%	110%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$33.82	$35.55	$37.01	$34.89	$27.17
Investment Activities:
Net investment income (loss)	0.22 (a)	0.23 (a)	0.44	0.23	0.19
Net realized and unrealized gains on investments	6.53	1.50	3.07	4.44	8.43
Total from Investment Activities	6.75	1.73	3.51	4.67	8.62
Distributions to Shareholders:
Net investment income	(0.21)	(0.22)	(0.41)	(0.22)	(0.20)
Net realized gains from investments	(0.35)	(3.24)	(4.56)	(2.33)	(0.70)
Total Distributions to Shareholders	(0.56)	(3.46)	(4.97)	(2.55)	(0.90)
Net Asset Value, End of Period	$40.01	$33.82	$35.55	$37.01	$34.89
Total Return (excludes sales charge)	20.12%	5.80%	10.08%	13.97%	32.61%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,386,049	$1,735,974	$1,076,956	$958,992	$913,195
Ratio of net expenses to average net assets	0.90%	0.95%	0.99%	1.04%	1.04%
Ratio of net investment income to average net assets	0.58%	0.69%	1.21%	0.63%	0.62%
Portfolio turnover (b)	32%	40%	58%	51%	46%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class C Shares
	Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$33.26	$29.08
Investment Activities:
Net investment income (loss) (b)	(0.09)	(0.09)
Net realized and unrealized gains on investments	6.44	4.37
Total from Investment Activities	6.35	4.28
Distributions to Shareholders:
Net investment income	(0.04)	(0.10)
Net realized gains from investments	(0.35)	—
Total Distributions to Shareholders	(0.39)	(0.10)
Net Asset Value, End of Period	$39.22	$33.26
Total Return (excludes contingent deferred sales charge) (c)	19.20%	14.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$101,506	$25,146
Ratio of net expenses to average net assets (d)	1.70%	1.80%
Ratio of net investment loss to average net assets (d)	(0.24)%	(0.40)%
Portfolio turnover (c) (e)	32%	40%

(a)  Class C Shares commenced operations on March 1, 2016.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$33.83	$35.56	$37.01	$34.89	$27.17
Investment Activities:
Net investment income (loss)	0.32 (a)	0.30 (a)	0.56	0.35	0.31
Net realized and unrealized gains on investments	6.56	1.52	3.08	4.44	8.42
Total from Investment Activities	6.88	1.82	3.64	4.79	8.73
Distributions to Shareholders:
Net investment income	(0.32)	(0.31)	(0.53)	(0.34)	(0.31)
Net realized gains from investments	(0.35)	(3.24)	(4.56)	(2.33)	(0.70)
Total Distributions to Shareholders	(0.67)	(3.55)	(5.09)	(2.67)	(1.01)
Net Asset Value, End of Period	$40.04	$33.83	$35.56	$37.01	$34.89
Total Return	20.50%	6.08%	10.51%	14.38%	33.09%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,263,053	$2,590,122	$761,549	$529,882	$398,382
Ratio of net expenses to average net assets	0.62%	0.69%	0.63%	0.66%	0.67%
Ratio of net investment income to average net assets	0.85%	0.91%	1.55%	0.99%	0.95%
Portfolio turnover (b)	32%	40%	58%	51%	46%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class R Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$33.43	$35.18	$36.67	$34.60	$26.96
Investment Activities:
Net investment income (loss)	0.14 (a)	0.17 (a)	0.38	0.16	0.14
Net realized and unrealized gains on investments	6.46	1.48	3.04	4.40	8.35
Total from Investment Activities	6.60	1.65	3.42	4.56	8.49
Distributions to Shareholders:
Net investment income	(0.14)	(0.16)	(0.35)	(0.16)	(0.15)
Net realized gains from investments	(0.35)	(3.24)	(4.56)	(2.33)	(0.70)
Total Distributions to Shareholders	(0.49)	(3.40)	(4.91)	(2.49)	(0.85)
Net Asset Value, End of Period	$39.54	$33.43	$35.18	$36.67	$34.60
Total Return	19.89%	5.60%	9.91%	13.76%	32.35%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,005,561	$784,442	$705,436	$675,421	$598,429
Ratio of net expenses to average net assets	1.10%	1.13%	1.16%	1.20%	1.22%
Ratio of net investment income to average net assets	0.38%	0.54%	1.05%	0.46%	0.44%
Portfolio turnover (b)	32%	40%	58%	51%	46%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class R6 Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$33.85	$35.56	$37.02	$34.74
Investment Activities:
Net investment income (loss)	0.35 (b)	0.31 (b)	0.55	0.20
Net realized and unrealized gains on investments	6.54	1.55	3.08	2.33
Total from Investment Activities	6.89	1.86	3.63	2.53
Distributions to Shareholders:
Net investment income	(0.34)	(0.33)	(0.53)	(0.25)
Net realized gains from investments	(0.35)	(3.24)	(4.56)	—
Total Distributions to Shareholders	(0.69)	(3.57)	(5.09)	(0.25)
Net Asset Value, End of Period	$40.05	$33.85	$35.56	$37.02
Total Return (c)	20.54%	6.20%	10.48%	7.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,314,843	$458,750	$52,450	$24,880
Ratio of net expenses to average net assets (d)	0.54%	0.59%	0.63%	0.64%
Ratio of net investment income to average net assets (d)	0.91%	0.93%	1.47%	0.66%
Ratio of gross expenses to average net assets (d) (e)	0.54%	0.59%	0.65%	0.91%
Portfolio turnover (c) (f)	32%	40%	58%	51%

(a)  Class R6 Shares commenced operations on March 4, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Established Value Fund
	Class Y Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$33.83	$35.56	$37.02	$34.90	$29.46
Investment Activities:
Net investment income (loss)	0.31 (b)	0.28 (b)	0.49	0.30	0.17
Net realized and unrealized gains on investments	6.57	1.53	3.08	4.44	5.42
Total from Investment Activities	6.88	1.81	3.57	4.74	5.59
Distributions to Shareholders:
Net investment income	(0.32)	(0.30)	(0.47)	(0.29)	(0.15)
Net realized gains from investments	(0.35)	(3.24)	(4.56)	(2.33)	—
Total Distributions to Shareholders	(0.67)	(3.54)	(5.03)	(2.62)	(0.15)
Net Asset Value, End of Period	$40.04	$33.83	$35.56	$37.02	$34.90
Total Return (c)	20.51%	6.03%	10.27%	14.19%	19.01%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$487,044	$50,765	$10,200	$7,516	$7,855
Ratio of net expenses to average net assets (d)	0.60%	0.72%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets (d)	0.81%	0.85%	1.36%	0.83%	0.70%
Ratio of gross expenses to average net assets (d) (e)	0.60%	0.72%	0.94%	0.87%	1.04%
Portfolio turnover (c) (f)	32%	40%	58%	51%	46%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$39.74	$40.01	$42.01	$40.29	$32.19
Investment Activities:
Net investment income (loss)	0.11 (a)	0.10 (a)	0.03	0.02	0.09
Net realized and unrealized gains on investments	10.44	3.05	1.60	4.40	9.61
Total from Investment Activities	10.55	3.15	1.63	4.42	9.70
Distributions to Shareholders:
Net investment income	(0.12)	(0.05)	—	(0.01)	(0.14)
Net realized gains from investments	(1.94)	(3.37)	(3.63)	(2.69)	(1.46)
Total Distributions to Shareholders	(2.06)	(3.42)	(3.63)	(2.70)	(1.60)
Net Asset Value, End of Period	$48.23	$39.74	$40.01	$42.01	$40.29
Total Return (excludes sales charge)	27.02%	8.66%	3.94%	11.29%	31.42%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$603,851	$529,545	$437,280	$467,936	$513,668
Ratio of net expenses to average net assets	1.23%	1.26%	1.30%	1.31%	1.34%
Ratio of net investment income to average net assets	0.25%	0.25%	0.08%	0.06%	0.22%
Portfolio turnover (b)	36%	59%	53%	47%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$40.12	$40.37	$42.31	$40.56	$32.32
Investment Activities:
Net investment income (loss)	0.25 (a)	0.21 (a)	0.16	0.16	0.20
Net realized and unrealized gains on investments	10.55	3.08	1.62	4.43	9.67
Total from Investment Activities	10.80	3.29	1.78	4.59	9.87
Distributions to Shareholders:
Net investment income	(0.23)	(0.17)	(0.09)	(0.15)	(0.17)
Net realized gains from investments	(1.94)	(3.37)	(3.63)	(2.69)	(1.46)
Total Distributions to Shareholders	(2.17)	(3.54)	(3.72)	(2.84)	(1.63)
Net Asset Value, End of Period	$48.75	$40.12	$40.37	$42.31	$40.56
Total Return	27.44%	8.99%	4.30%	11.66%	31.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,003,419	$2,428,803	$2,049,885	$1,568,121	$1,148,731
Ratio of net expenses to average net assets	0.90%	0.96%	0.96%	0.98%	0.98%
Ratio of net investment income to average net assets	0.56%	0.56%	0.40%	0.37%	0.48%
Portfolio turnover (b)	36%	59%	53%	47%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class R Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$37.59	$38.06	$40.21	$38.77	$31.08
Investment Activities:
Net investment income (loss)	0.01 (a)	0.02 (a)	(0.05)	(0.09)	— (b)
Net realized and unrealized gains on investments	9.86	2.88	1.53	4.22	9.27
Total from Investment Activities	9.87	2.90	1.48	4.13	9.27
Distributions to Shareholders:
Net investment income	(0.05)	—	—	—	(0.12)
Net realized gains from investments	(1.94)	(3.37)	(3.63)	(2.69)	(1.46)
Total Distributions to Shareholders	(1.99)	(3.37)	(3.63)	(2.69)	(1.58)
Net Asset Value, End of Period	$45.47	$37.59	$38.06	$40.21	$38.77
Total Return	26.73%	8.42%	3.73%	10.97%	31.14%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$333,944	$302,652	$274,917	$298,601	$294,246
Ratio of net expenses to average net assets	1.45%	1.48%	1.52%	1.58%	1.56%
Ratio of net investment income (loss) to average net assets	0.03%	0.05%	(0.13)%	(0.22)%	(0.01)%
Portfolio turnover (c)	36%	59%	53%	47%	56%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class R6 Shares
	Year Ended October 31, 2017	Period Ended October 31, 2016(a)
Net Asset Value, Beginning of Period	$40.08	$38.97
Investment Activities:
Net investment income (loss) (b)	0.21	0.13
Net realized and unrealized gains on investments	10.58	4.54
Total from Investment Activities	10.79	4.67
Distributions to Shareholders:
Net investment income	(0.24)	(0.19)
Net realized gains from investments	(1.94)	(3.37)
Total Distributions to Shareholders	(2.18)	(3.56)
Net Asset Value, End of Period	$48.69	$40.08
Total Return (c)	27.44%	12.86%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$85,307	$21,044
Ratio of net expenses to average net assets (d)	0.90%	0.98%
Ratio of net investment income to average net assets (d)	0.46%	0.39%
Ratio of gross expenses to average net assets (d) (e)	0.90%	1.12%
Portfolio turnover (c) (f)	36%	59%

(a)  Class R6 Shares commenced operations on December 15, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Sycamore Small Company Opportunity Fund
	Class Y Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$39.84	$40.10	$42.06	$40.36	$34.42
Investment Activities:
Net investment income (loss)	0.20 (b)	0.13 (b)	0.10	0.12	0.01
Net realized and unrealized gains on investments	10.40	3.07	1.59	4.36	5.93
Total from Investment Activities	10.60	3.20	1.69	4.48	5.94
Distributions to Shareholders:
Net investment income	(0.17)	(0.09)	(0.02)	(0.09)	—
Net realized gains from investments	(1.94)	(3.37)	(3.63)	(2.69)	—
Total Distributions to Shareholders	(2.11)	(3.46)	(3.65)	(2.78)	—
Net Asset Value, End of Period	$48.33	$39.84	$40.10	$42.06	$40.36
Total Return (c)	27.10%	8.79%	4.10%	11.45%	17.26%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$35,416	$141,097	$76,761	$88,387	$15,072
Ratio of net expenses to average net assets (d)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (d)	0.45%	0.34%	0.23%	0.06%	0.04%
Ratio of gross expenses to average net assets (d) (e)	1.25%	1.39%	1.33%	1.18%	1.23%
Portfolio turnover (c) (f)	36%	59%	53%	47%	56%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Expedition Emerging Markets Small Cap Fund
	Class C Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$9.01		$9.17		$10.31	$9.83
Investment Activities:
Net investment income (loss)	(0.07	)(b)	(0.08	)(b)	(0.11)	(0.04)
Net realized and unrealized gains (losses) on investments	0.62		(0.08)		(1.03)	0.52
Total from Investment Activities	0.55		(0.16)		(1.14)	0.48
Net Asset Value, End of Period	$9.56		$9.01		$9.17	$10.31
Total Return (excludes contingent deferred sales charge) (c)	6.10%		(1.74)%		(11.06)%	4.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49		$46		$47	$53
Ratio of net expenses to average net assets (d)	2.55%		2.55%		2.55%	2.55%
Ratio of net investment loss to average net assets (d)	(0.78)%		(0.95)%		(1.10)%	(0.68)%
Ratio of gross expenses to average net assets (d) (e)	30.04%		26.77%		32.46%	37.19%
Portfolio turnover (c) (f)	117%		111%		187%	87%

(a)  Class C Shares commenced operations on April 11, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Expedition Emerging Markets Small Cap Fund
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$9.25	$9.32	$10.37	$10.00
Investment Activities:
Net investment income (loss)	0.02 (b)	0.01 (b)	0.01	0.01
Net realized and unrealized gains (losses) on investments	0.65	(0.08)	(1.06)	0.36
Total from Investment Activities	0.67	(0.07)	(1.05)	0.37
Distributions to Shareholders:
Net investment income	(0.02)	—	—	—
Total Distributions to Shareholders	(0.02)	—	—	—
Net Asset Value, End of Period	$9.90	$9.25	$9.32	$10.37
Total Return (c)	7.22%	(0.75)%	(10.13)%	3.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$25,585	$29,407	$11,692	$4,861
Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets (d)	0.25%	0.05%	0.19%	0.09%
Ratio of gross expenses to average net assets (d) (e)	1.97%	2.23%	3.11%	4.30%
Portfolio turnover (c) (f)	117%	111%	187%	87%

(a)  Class I Shares commenced operations on April 1, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$9.63	$9.96	$10.27	$10.62	$11.26
Investment Activities:
Net investment income (loss)	0.10 (a)	0.11 (a)	0.15	0.11	0.03
Net realized and unrealized gains (losses) on investments	(0.15)	0.05	0.04	0.06	(0.14)
Total from Investment Activities	(0.05)	0.16	0.19	0.17	(0.11)
Distributions to Shareholders:
Net investment income	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
Total Distributions to Shareholders	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
Net Asset Value, End of Period	$9.09	$9.63	$9.96	$10.27	$10.62
Total Return (excludes sales charge)	(0.51)%	1.62%	1.90%	1.69%	(1.03)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$224,822	$400,740	$349,571	$338,122	$506,249
Ratio of net expenses to average net assets	0.88%	0.91%	0.94%	0.96%	0.93%
Ratio of net investment income to average net assets	1.08%	1.10%	1.09%	1.57%	1.11%
Portfolio turnover (b)	30%	31%	44%	32%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class C Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$9.56	$9.89	$10.20	$10.55	$11.19
Investment Activities:
Net investment income (loss)	0.03 (a)	0.03 (a)	0.02	0.02	0.04
Net realized and unrealized gains (losses) on investments	(0.16)	0.06	0.10	0.08	(0.24)
Total from Investment Activities	(0.13)	0.09	0.12	0.10	(0.20)
Distributions to Shareholders:
Net investment income	(0.42)	(0.42)	(0.43)	(0.45)	(0.44)
Total Distributions to Shareholders	(0.42)	(0.42)	(0.43)	(0.45)	(0.44)
Net Asset Value, End of Period	$9.01	$9.56	$9.89	$10.20	$10.55
Total Return (excludes contingent deferred sales charge)	(1.41)%	0.88%	1.14%	0.96%	(1.80)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,316	$72,958	$68,015	$79,353	$129,193
Ratio of net expenses to average net assets	1.67%	1.69%	1.72%	1.72%	1.69%
Ratio of net investment income to average net assets	0.29%	0.32%	0.31%	0.80%	0.35%
Portfolio turnover (b)	30%	31%	44%	32%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$9.63	$9.96	$10.26	$10.61	$11.25
Investment Activities:
Net investment income (loss)	0.13 (a)	0.13 (a)	0.16	0.21	0.07
Net realized and unrealized gains (losses) on investments	(0.16)	0.06	0.07	(0.01)	(0.15)
Total from Investment Activities	(0.03)	0.19	0.23	0.20	(0.08)
Distributions to Shareholders:
Net investment income	(0.52)	(0.52)	(0.53)	(0.55)	(0.56)
Total Distributions to Shareholders	(0.52)	(0.52)	(0.53)	(0.55)	(0.56)
Net Asset Value, End of Period	$9.08	$9.63	$9.96	$10.26	$10.61
Total Return	(0.34)%	1.90%	2.28%	1.98%	(0.75)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$520,056	$547,322	$403,879	$379,805	$386,827
Ratio of net expenses to average net assets	0.61%	0.63%	0.65%	0.67%	0.65%
Ratio of net investment income to average net assets	1.34%	1.37%	1.37%	1.85%	1.39%
Portfolio turnover (b)	30%	31%	44%	32%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class R Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$9.64	$9.97	$10.28	$10.62	$11.26
Investment Activities:
Net investment income (loss)	0.10 (a)	0.11 (a)	0.11	0.15	0.06
Net realized and unrealized gains (losses) on investments	(0.16)	0.05	0.08	0.03	(0.17)
Total from Investment Activities	(0.06)	0.16	0.19	0.18	(0.11)
Distributions to Shareholders:
Net investment income	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
Total Distributions to Shareholders	(0.49)	(0.49)	(0.50)	(0.52)	(0.53)
Net Asset Value, End of Period	$9.09	$9.64	$9.97	$10.28	$10.62
Total Return	(0.62)%	1.62%	1.88%	1.78%	(1.05)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$58,783	$85,195	$73,805	$84,368	$99,302
Ratio of net expenses to average net assets	0.88%	0.90%	0.95%	0.96%	0.94%
Ratio of net investment income to average net assets	1.08%	1.11%	1.07%	1.56%	1.10%
Portfolio turnover (b)	30%	31%	44%	32%	62%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class R6 Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Period Ended October 31, 2015(a)
Net Asset Value, Beginning of Period	$9.62	$9.95	$10.23
Investment Activities:
Net investment income (loss)	0.12 (b)	0.13 (b)	0.10
Net realized and unrealized gains (losses) on investments	(0.16)	0.06	(0.03)
Total from Investment Activities	(0.04)	0.19	0.07
Distributions to Shareholders:
Net investment income	(0.51)	(0.52)	(0.35)
Total Distributions to Shareholders	(0.51)	(0.52)	(0.35)
Net Asset Value, End of Period	$9.07	$9.62	$9.95
Total Return (c)	(0.36)%	1.89%	0.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,407	$6,286	$3,896
Ratio of net expenses to average net assets (d)	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets (d)	1.31%	1.37%	1.24%
Ratio of gross expenses to average net assets (d) (e)	0.73%	0.97%	0.99%
Portfolio turnover (c) (f)	30%	31%	44%

(a)  Class R6 Shares commenced operations on March 4, 2015.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Fund for Income
	Class Y Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$9.64	$9.96	$10.27	$10.62	$11.15
Investment Activities:
Net investment income (loss)	0.10 (b)	0.13 (b)	0.08	0.12	0.11 (b)
Net realized and unrealized gains (losses) on investments	(0.15)	0.06	0.14	0.08	(0.20)
Total from Investment Activities	(0.05)	0.19	0.22	0.20	(0.09)
Distributions to Shareholders:
Net investment income	(0.51)	(0.51)	(0.53)	(0.55)	(0.44)
Total Distributions to Shareholders	(0.51)	(0.51)	(0.53)	(0.55)	(0.44)
Net Asset Value, End of Period	$9.08	$9.64	$9.96	$10.27	$10.62
Total Return (c)	(0.53)%	1.92%	2.12%	1.94%	(0.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,408	$8,119	$5,093	$7,491	$10,393
Ratio of net expenses to average net assets (d)	0.68%	0.71%	0.71%	0.71%	0.71%
Ratio of net investment income to average net assets (d)	1.09%	1.30%	1.32%	1.81%	1.35%
Ratio of gross expenses to average net assets (d) (e)	0.68%	0.89%	0.90%	0.82%	0.81%
Portfolio turnover (c) (f)	30%	31%	44%	32%	62%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory National Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$11.04	$11.17	$11.21	$11.09	$11.63
Investment Activities:
Net investment income (loss)	0.29 (a)	0.25 (a)	0.23	0.24	0.21
Net realized and unrealized gains (losses) on investments	(0.18)	0.05	0.01	0.12	(0.35)
Total from Investment Activities	0.11	0.30	0.24	0.36	(0.14)
Distributions to Shareholders:
Net investment income	(0.35)	(0.25)	(0.23)	(0.24)	(0.21)
Net realized gains from investments	(0.20)	(0.18)	(0.05)	— (b)	(0.19)
Total Distributions to Shareholders	(0.55)	(0.43)	(0.28)	(0.24)	(0.40)
Net Asset Value, End of Period	$10.60	$11.04	$11.17	$11.21	$11.09
Total Return (excludes sales charge)	1.06%	2.74%	2.17%	3.32%	(1.22)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,487	$58,569	$73,209	$90,787	$84,355
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.98%
Ratio of net investment income to average net assets	2.70%	2.25%	2.02%	2.14%	1.77%
Ratio of gross expenses to average net assets (c)	1.08%	1.04%	1.05%	1.07%	1.06%
Portfolio turnover (d)	52%	61%	97%	31%	36%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory National Municipal Bond Fund
	Class Y Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$11.04	$11.17	$11.20	$11.09	$11.44
Investment Activities:
Net investment income (loss)	0.34 (b)	0.28 (b)	0.26	0.27	0.18
Net realized and unrealized gains (losses) on investments	(0.21)	0.05	0.02	0.11	(0.34)
Total from Investment Activities	0.13	0.33	0.28	0.38	(0.16)
Distributions to Shareholders:
Net investment income	(0.38)	(0.28)	(0.26)	(0.27)	(0.19)
Net realized gains from investments	(0.20)	(0.18)	(0.05)	— (c)	—
Total Distributions to Shareholders	(0.58)	(0.46)	(0.31)	(0.27)	(0.19)
Net Asset Value, End of Period	$10.59	$11.04	$11.17	$11.20	$11.09
Total Return (d)	1.30%	3.02%	2.54%	3.50%	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,266	$3,805	$3,975	$1,635	$2,449
Ratio of net expenses to average net assets (e)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets (e)	3.16%	2.52%	2.29%	2.43%	2.10%
Ratio of gross expenses to average net assets (e) (f)	1.17%	1.12%	1.06%	1.16%	1.37%
Portfolio turnover (d) (g)	52%	61%	97%	31%	36%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Ohio Municipal Bond Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$11.32	$11.40	$11.63	$11.46	$11.96
Investment Activities:
Net investment income (loss)	0.35 (a)	0.32 (a)	0.33	0.33	0.30
Net realized and unrealized gains (losses) on investments	(0.18)	0.05	(0.08)	0.22	(0.40)
Total from Investment Activities	0.17	0.37	0.25	0.55	(0.10)
Distributions to Shareholders:
Net investment income	(0.35)	(0.32)	(0.33)	(0.33)	(0.30)
Net realized gains from investments	(0.20)	(0.13)	(0.15)	(0.05)	(0.10)
Total Distributions to Shareholders	(0.55)	(0.45)	(0.48)	(0.38)	(0.40)
Net Asset Value, End of Period	$10.94	$11.32	$11.40	$11.63	$11.46
Total Return (excludes sales charge)	1.59%	3.27%	2.15%	4.90%	(0.85)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$31,193	$38,023	$44,030	$55,069	$63,999
Ratio of net expenses to average net assets	1.02%	1.02%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	3.17%	2.80%	2.83%	2.82%	2.56%
Portfolio turnover	23%	39%	29%	17%	27%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$14.80	$15.10		$15.69	$14.92	$12.65
Investment Activities:
Net investment income (loss)	0.50 (a)	0.15	(a)	0.14	0.13	0.12
Net realized and unrealized gains (losses) on investments	1.51	(0.28)		0.57	1.18	2.36
Total from Investment Activities	2.01	(0.13)		0.71	1.31	2.48
Distributions to Shareholders:
Net investment income	(0.40)	(0.17)		(0.30)	(0.32)	(0.21)
Net realized gains from investments	—	—		(1.00)	(0.22)	—
Total Distributions to Shareholders	(0.40)	(0.17)		(1.30)	(0.54)	(0.21)
Net Asset Value, End of Period	$16.41	$14.80		$15.10	$15.69	$14.92
Total Return (excludes sales charge)	13.72%	(0.87)%		4.66%	8.97%	19.77%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,820	$16,587		$10,560	$10,293	$12,296
Ratio of net expenses to average net assets (b) (c)	0.30%	0.31%		1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	3.19%	0.99%		0.82%	0.92%	0.86%
Ratio of gross expenses to average net assets (c) (d)	0.79%	1.69%		1.40%	1.34%	1.44%
Portfolio turnover (e)	51%	192	%(f)	72%	66%	142%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase due to a change in investment strategy.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class C Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$14.65	$14.97		$15.57	$14.82	$12.57
Investment Activities:
Net investment income (loss)	0.43 (a)	0.06	(a)	0.01	0.02	0.04
Net realized and unrealized gains (losses) on investments	1.44	(0.29)		0.59	1.17	2.33
Total from Investment Activities	1.87	(0.23)		0.60	1.19	2.37
Distributions to Shareholders:
Net investment income	(0.33)	(0.09)		(0.20)	(0.22)	(0.12)
Net realized gains from investments	—	—		(1.00)	(0.22)	—
Total Distributions to Shareholders	(0.33)	(0.09)		(1.20)	(0.44)	(0.12)
Net Asset Value, End of Period	$16.19	$14.65		$14.97	$15.57	$14.82
Total Return (excludes contingent deferred sales charge)	12.88%	(1.56)%		3.92%	8.16%	18.95%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,814	$9,724		$2,725	$2,778	$2,780
Ratio of net expenses to average net assets (b) (c)	1.03%	0.95%		1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	2.78%	0.44%		0.12%	0.23%	0.05%
Ratio of gross expenses to average net assets (c) (d)	1.58%	2.65%		2.36%	2.14%	2.66%
Portfolio turnover (e)	51%	192	%(f)	72%	66%	142%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increase due to a change in investment strategy.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$14.86	$15.16		$15.74	$14.97	$12.69
Investment Activities:
Net investment income (loss)	0.55 (a)	0.15	(a)	0.29	0.19	0.14
Net realized and unrealized gains (losses) on investments	1.50	(0.24)		0.47	1.16	2.38
Total from Investment Activities	2.05	(0.09)		0.76	1.35	2.52
Distributions to Shareholders:
Net investment income	(0.43)	(0.21)		(0.34)	(0.36)	(0.24)
Net realized gains from investments	—	—		(1.00)	(0.22)	—
Total Distributions to Shareholders	(0.43)	(0.21)		(1.34)	(0.58)	(0.24)
Net Asset Value, End of Period	$16.48	$14.86		$15.16	$15.74	$14.97
Total Return	13.95%	(0.61)%		4.96%	9.20%	20.06%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,153	$1,099		$1,474	$318	$278
Ratio of net expenses to average net assets (b) (c)	0.10%	0.24%		0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.48%	1.04%		0.93%	1.16%	1.12%
Ratio of gross expenses to average net assets (c) (d)	0.61%	2.64%		4.15%	4.80%	4.46%
Portfolio turnover (e)	51%	192	%(f)	72%	66%	142%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to a change in investment strategy.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Strategic Allocation Fund
	Class R Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$14.79	$15.09		$15.68	$14.90	$12.64
Investment Activities:
Net investment income (loss)	0.46 (a)	0.09	(a)	0.08	(0.21)	0.08
Net realized and unrealized gains (losses) on investments	1.49	(0.26)		0.59	1.48	2.35
Total from Investment Activities	1.95	(0.17)		0.67	1.27	2.43
Distributions to Shareholders:
Net investment income	(0.36)	(0.13)		(0.26)	(0.27)	(0.17)
Net realized gains from investments	—	—		(1.00)	(0.22)	—
Total Distributions to Shareholders	(0.36)	(0.13)		(1.26)	(0.49)	(0.17)
Net Asset Value, End of Period	$16.38	$14.79		$15.09	$15.68	$14.90
Total Return	13.36%	(1.14)%		4.36%	8.66%	19.34%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,892	$1,702		$1,875	$1,867	$7,089
Ratio of net expenses to average net assets (b) (c)	0.56%	0.62%		1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	2.96%	0.58%		0.52%	0.71%	0.54%
Ratio of gross expenses to average net assets (c) (d)	1.80%	2.13%		2.17%	1.72%	1.72%
Portfolio turnover (e)	51%	192	%(f)	72%	66%	142%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Effective with the December 30, 2015 strategy change, the Adviser began reimbursing expenses inclusive of acquired fund fees and expenses.

(c)  The expense ratios exclude the impact of expenses paid by each underlying fund.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to a change in investment strategy.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Grade Convertible Fund
	Class A Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$13.72	$14.00		$14.10	$12.70	$10.85
Investment Activities:
Net investment income (loss)	0.17 (a)	0.11	(a)	0.14	0.08	0.12 (a)
Net realized and unrealized gains (losses) on investments	2.89	(0.07	)(b)	0.03	1.67	1.85
Total from Investment Activities	3.06	0.04		0.17	1.75	1.97
Distributions to Shareholders:
Net investment income	(0.25)	(0.32)		(0.27)	(0.35)	(0.12)
Total Distributions to Shareholders	(0.25)	(0.32)		(0.27)	(0.35)	(0.12)
Net Asset Value, End of Period	$16.53	$13.72		$14.00	$14.10	$12.70
Total Return (excludes sales charge)	22.57%	0.29%		1.21%	14.03%	18.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$33,040	$14,350		$10,396	$6,964	$6,299
Ratio of net expenses to average net assets	1.30%	1.48%		1.39%	1.52%	1.50%
Ratio of net investment income to average net assets	1.12%	0.80%		0.75%	0.66%	1.04%
Portfolio turnover (c)	39%	22%		32%	28%	27%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory INCORE Investment Grade Convertible Fund
	Class I Shares
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$13.71	$13.98		$14.09	$12.68	$10.87
Investment Activities:
Net investment income (loss)	0.22 (a)	0.17	(a)	0.18	0.20	0.18
Net realized and unrealized gains (losses) on investments	2.90	(0.07	)(b)	0.03	1.62	1.84
Total from Investment Activities	3.12	0.10		0.21	1.82	2.02
Distributions to Shareholders:
Net investment income	(0.30)	(0.37)		(0.32)	(0.41)	(0.21)
Total Distributions to Shareholders	(0.30)	(0.37)		(0.32)	(0.41)	(0.21)
Net Asset Value, End of Period	$16.53	$13.71		$13.98	$14.09	$12.68
Total Return	23.07%	0.77%		1.54%	14.68%	18.81%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$78,879	$53,438		$40,024	$30,683	$9,406
Ratio of net expenses to average net assets	0.94%	0.99%		1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.47%	1.26%		1.14%	1.17%	1.55%
Ratio of gross expenses to average net assets (c)	0.94%	0.99%		1.01%	1.08%	1.19%
Portfolio turnover (d)	39%	22%		32%	28%	27%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Notes to Financial Statements October 31, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Victory NewBridge Large Cap Growth Fund ("NewBridge Large Cap Growth Fund")	Class A, C, I, R and Y	Seeks to provide long-term capital appreciation
Victory Special Value Fund ("Special Value Fund")	Class A, C, I, R and Y	Seeks to provide long-term growth of capital and dividend income
Victory Sycamore Established Value Fund ("Sycamore Established Value Fund")	Class A, C, I, R, R6 and Y*	Seeks to provide long-term capital growth by investing primarily in common stocks
Victory Sycamore Small Company Opportunity Fund ("Sycamore Small Company Opportunity Fund")	Class A, I, R, R6 and Y	Seeks to provide capital appreciation
Victory Expedition Emerging Markets Small Cap Fund ("Expedition Emerging Markets Small Cap Fund")	Class A, C, I and Y**	Seeks to provide long-term appreciation of capital
Victory INCORE Fund for Income ("INCORE Fund for Income")	Class A, C, I, R, R6 and Y	Seeks to provide a high level of current income consistent with preservation of shareholders' capital
Victory National Municipal Bond Fund ("National Municipal Bond Fund")	Class A and Y***	Seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital
Victory Ohio Municipal Bond Fund ("Ohio Municipal Bond Fund")	Class A***	Seeks to provide a high level of current interest income exempt from both federal income tax and Ohio personal income tax
Victory Strategic Allocation Fund ("Strategic Allocation Fund")	Class A, C, I and R	Seeks to provide income and long-term growth of capital
Victory INCORE Investment Grade Convertible Fund ("INCORE Investment Grade Convertible Fund")	Class A and I	Seeks to provide a high level of current income together with long-term capital appreciation

*  Effective June 30, 2017, the Sycamore Established Value Fund was generally closed to new investors. The Fund will continue to be available for investment (by direct purchase or exchange) by only: existing shareholders, investors that purchase shares through certain intermediaries, retirement plans that purchase shares through certain record keepers, and current and retired

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Fund trustees, officers, employees of Victory Capital Management Inc. and affiliated providers, and their family members.

**  Effective November 13, 2017, Class A, Class C and Class Y shares of the Expedition Emerging Markets Small Cap Fund are no longer offered for investment.

***  National Municipal Bond Fund and Ohio Municipal Bond Fund were liquidated on December 15, 2017. See Note 12.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Expedition Emerging Markets Small Cap Fund uses a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

Transfers that occurred from Level 1 to Level 2 on recognition dates due to application of systematic fair value procedures affecting certain portfolio holdings are as follows (in thousands):

	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities
NewBridge Large Cap Growth Fund
Common Stocks	$30,800	$—	$—	$30,800
Total	30,800	—	—	30,800
Special Value Fund
Common Stocks	82,785	—	—	82,785
Exchange-Traded Funds	672	—	—	672
Collateral for Securities Loaned	829	—	—	829
Total	84,286	—	—	84,286
Sycamore Established Value Fund
Common Stocks	10,073,571	—	—	10,073,571
Exchange-Traded Funds	171,203	—	—	171,203
Collateral for Securities Loaned	157,667	—	—	157,667
Total	10,402,441	—	—	10,402,441
Sycamore Small Company Opportunity Fund
Common Stocks	4,755,265	—	—	4,755,265
Exchange-Traded Funds	99,928	—	—	99,928
Collateral for Securities Loaned	4,699	—	—	4,699
Total	4,859,892	—	—	4,859,892

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017
	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs	LEVEL 3 — Other Significant Unobservable Inputs	Total
	Investments in Securities		Investments in Securities	Investments in Securities	Investments in Securities
Expedition Emerging Markets Small Cap Fund
Common Stocks	$2,752	(a)	$22,368	$210 (b)	$25,330
Collateral for Securities Loaned	1,156		—	—	1,156
Total	3,908		22,368	210	26,486
INCORE Fund for Income
Government National Mortgage Association	—		746,380	—	746,380
U.S. Treasury Obligations	—		173,615	—	173,615
Investment Companies	100		—	—	100
Total	100		919,995	—	920,095
National Municipal Bond Fund
Municipal Bonds	—		17,967	—	17,967
Total	—		17,967	—	17,967
Ohio Municipal Bond Fund
Municipal Bonds	—		27,270	—	27,270
Total	—		27,270	—	27,270
Strategic Allocation Fund
Affiliated Exchange-Traded Funds	7,185		—	—	7,185
Affiliated Mutual Funds	27,546		—	—	27,546
Total	34,731		—	—	34,731
INCORE Investment Grade Convertible Fund
Convertible Corporate Bonds	—		80,249	—	80,249
Convertible Preferred Stocks	18,121	(c)	9,871 (d)	—	27,992
Collateral for Securities Loaned	3,663		—	—	3,663
Total	$21,784		$90,120	$—	$111,904

(a)  All securities categorized as Brazil and Mexico.

(b  Consists of holdings: China Animal Healthcare Ltd. and Vitzrocell Co. Ltd. categorized as Health Care and Industrials, respectively.

(c)  Consists of holdings: Dominion Resources, Inc., DTE Energy Co. and NextEra Energy, Inc. categorized as Utilities.

(d)  Consists of holdings: CenterPoint Energy, Inc. categorized as Utilities.

The following are transfers between Level 1 and Level 2 as of October 31, 2017:

Transfers from Level 1 to Level 2
INCORE Investment Grade Convertible Fund
Convertible Preferred Stocks	$1,554
Transfers from Level 2 to Level 1
INCORE Investment Grade Convertible Fund
Convertible Preferred Stocks	$1,685

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment In Securities	Expedition Emerging Markets Small Cap Fund	INCORE Fund for Income
Balance as of October 31, 2016	$22	$1,785
Accrued discount/(premium)	—	(14)
Realized Gain (Loss)	10	(57)
Change in Unrealized Appreciation (Depreciation)	(62)	(72)
Purchases	788	1,761
Sales Proceeds	(548)	(2,002)
Transfer into Level 3	—	—
Transfer out of Level 3	—	(1,401)
Balance as of October 31, 2017	$210	$—

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of October 31, 2017, the Funds had no outstanding when-issued purchase commitments covered by the segregated assets as identified in the Schedules of Portfolio Investments.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End & Closed-End Funds:

The Funds may invest in portfolios of open-end or closed-end investment companies (the "underlying funds"). The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Foreign Currency Contracts:

The Expedition Emerging Markets Small Cap Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Expedition Emerging Markets Small Cap Fund enters into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of October 31, 2017, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposit with broker for futures contracts. As of October 31, 2017, the Fund had no open futures contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of October 31, 2017:

Fund	Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Value of Non-cash Collateral Received (000)	Net Amount (000)
Special Value Fund	$827	$829	$—	$2
Sycamore Established Value Fund	161,037	157,667	3,370	—
Sycamore Small Company Opportunity Fund	4,833	4,699	134	—
Expedition Emerging Markets Small Cap Fund	1,149	1,156	—	7
INCORE Investment Grade Convertible Fund	3,761	3,663	98	—

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statements of Operations.

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the INCORE Fund for Income, National Municipal Bond Fund, Ohio Municipal Bond Fund and Strategic Allocation Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Sycamore Established Value Fund and INCORE Investment Grade Convertible Fund. Dividends from net investment income, if any, are declared and paid annually for the NewBridge Large Cap Growth Fund, Special Value Fund, Sycamore Small Company Opportunity Fund and Expedition Emerging Markets Small Cap Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of October 31.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended October 31, 2017, the Funds did not engage in any Rule 17a-7 transactions under the 1940 Act.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2017 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
NewBridge Large Cap Growth Fund	$21,906	$50,319	$—	$—
Special Value Fund	110,366	125,763	—	—
Sycamore Established Value Fund	6,095,672	2,615,095	—	—
Sycamore Small Company Opportunity Fund	2,079,954	1,480,092	—	—
Expedition Emerging Markets Small Cap Fund	32,420	37,431	—	—
NewBridge Global Equity Fund	15,631	32,426	—	—
INCORE Fund for Income	—	—	295,099	430,679
National Municipal Bond Fund	21,288	66,126	—	—
Ohio Municipal Bond Fund	7,631	16,425	—	—
Strategic Allocation Fund	20,524	15,883	—	—
INCORE Investment Grade Convertible Fund	54,093	31,709	—	—

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier Rate
	Up to $100 million	$100 million — $200 million	over $200 million
Sycamore Established Value Fund	0.65%	0.55%	0.45%
	Up to $400 million	$400 million — $800 million	over $800 million
NewBridge Large Cap Growth Fund	0.75%	0.65%	0.60%
Special Value Fund	0.75%	0.65%	0.60%
INCORE Fund for Income	0.50%	0.45%	0.40%
National Municipal Bond Fund	0.55%	0.50%	0.45%
Ohio Municipal Bond Fund	0.55%	0.50%	0.45%
INCORE Investment Grade Convertible Fund	0.75%	0.65%	0.60%
	Up to $500 million	over $500 million
Sycamore Small Company Opportunity Fund	0.85%	0.75%
	Flat Rate
Expedition Emerging Markets Small Cap Fund	1.25%
Strategic Allocation Fund	0.10%

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement effective November 7, 2016, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Under the Administration and Fund Accounting Agreement prior to November 7, 2016, VCM was paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trusts, 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220 thousand annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Morrison & Foerster LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds, except for INCORE Fund for Income, and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of INCORE Fund for Income. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended October 31, 2017, the Distributor received approximately $801 thousand from commissions earned on sales of Class A Shares and the transfer agent received $49 thousand from redemptions of Class C Shares of the Funds.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2017, the expense limits (excluding voluntary waivers) are as follows:

Fund	Class	Expense Limit
NewBridge Large Cap Growth Fund	Class A Shares	1.36	%(a)
NewBridge Large Cap Growth Fund	Class C Shares	2.10	%(b)
NewBridge Large Cap Growth Fund	Class I Shares	0.95	%(b)
NewBridge Large Cap Growth Fund	Class R Shares	1.65	%(b)
NewBridge Large Cap Growth Fund	Class Y Shares	1.02	%(b)
Special Value Fund	Class C Shares	2.20	%(b)
Special Value Fund	Class Y Shares	1.03	%(b)
Sycamore Established Value Fund	Class C Shares	1.84	%(c)
Sycamore Small Company Opportunity Fund	Class R6 Shares	0.98	%(b)
Sycamore Small Company Opportunity Fund	Class Y Shares	1.15	%(b)
Expedition Emerging Markets Small Cap Fund	Class C Shares	2.55	%(b)
Expedition Emerging Markets Small Cap Fund	Class I Shares	1.50	%(b)
INCORE Fund for Income	Class R6 Shares	0.63	%(b)
INCORE Fund for Income	Class Y Shares	0.71	%(b)
National Municipal Bond Fund	Class A Shares	0.99	%(b)
National Municipal Bond Fund	Class Y Shares	0.72	%(b)
Strategic Allocation Fund	Class A Shares	0.40	%(b)
Strategic Allocation Fund	Class C Shares	1.15	%(b)
Strategic Allocation Fund	Class I Shares	0.15	%(b)
Strategic Allocation Fund	Class R Shares	0.65	%(b)
INCORE Investment Grade Convertible Fund	Class A Shares	1.39	%(b)
INCORE Investment Grade Convertible Fund	Class I Shares	1.00	%(b)

(a) As of September 1, 2017 and in effect until at least February 28, 2019.

(b)  In effect until at least February 28, 2018.

(c)  In effect until at least March 28, 2019.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of November 11, 2010, the Strategic Allocation Fund is no longer subject to repaying waived or reimbursed fees to the Adviser. As of October 31, 2017, the following amounts are available to be repaid to the Adviser (in thousands). Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Fund	Expires 10/31/2018	Expires 10/31/2019	Expires 10/31/2020	Total
NewBridge Large Cap Growth Fund	$113	$19	$43	$175
Special Value Fund	10	10	12	32
Sycamore Established Value Fund	19	—	—	19
Sycamore Small Company Opportunity Fund	146	231	79	456
Expedition Emerging Markets Small Cap Fund	185	143	165	493

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017
Fund	Expires 10/31/2018	Expires 10/31/2019	Expires 10/31/2020	Total
INCORE Fund for Income	$20	$29	$8	$57
National Municipal Bond Fund	61	44	52	157
INCORE Investment Grade Convertible Fund	2	—	—	2

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. The Adviser voluntarily waived $83 thousand for the year ended October 31, 2017 for the Special Value Fund.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

5.  Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Ohio Municipal Bond Fund invests primarily in municipal debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. This Fund is more susceptible to economic and political factors, which might adversely affect municipalities and companies within Ohio than are other types of funds which are not geographically concentrated to the same extent.

The Expedition Emerging Markets Small Cap Fund invests in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended October 31, 2017, Citibank earned approximately $150 thousand in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed.

The average loans for the days outstanding and average interest rate for each Fund for the year ended October 31, 2017 were as follows:

Fund	Amount Outstanding at October 31, 2017 (000s)	Average Borrowing* (000s)	Days Borrowing Outstanding	Average Interest Rate
NewBridge Large Cap Growth Fund	$—	$2,000	5	1.74%
Expedition Emerging Markets Small Cap Fund	—	1,769	32	2.23%
INCORE Fund for Income	—	10,400	1	1.77%
National Municipal Bond Fund	—	4,483	29	2.22%

*  For the year ended October 31, 2017, based on the number of days borrowings were outstanding.

As of October 31, 2017, the Funds had no loans outstanding.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Funds to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

As of October 31, 2017, the Facility was not yet in operation and the Funds had no outstanding loans to or from another fund under this Facility.

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended October 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Large Cap Growth Fund	$—	$15,648	$15,648	$—	$15,648
Special Value Fund	797	—	797	—	797

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017
	Year Ended October 31, 2017
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
Sycamore Established Value Fund	$61,437	$67,010	$128,447	$—	$128,447
Sycamore Small Company Opportunity Fund	62,305	129,446	191,751	—	191,751
Expedition Emerging Markets Small Cap Fund	55	—	55	—	55
INCORE Fund for Income	53,031	—	53,031	—	53,031
National Municipal Bond Fund	499	542	1,041	1,221	2,262
Ohio Municipal Bond Fund	302	341	643	1,118	1,761
Strategic Allocation Fund	777	—	777	—	777
INCORE Investment Grade Convertible Fund	1,668	—	1,668	—	1,668
	Year Ended October 31, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid
NewBridge Large Cap Growth Fund	$—	$29,053	$29,053	$—	$29,053
Special Value Fund	214	—	214	—	214
Sycamore Established Value Fund	60,968	218,206	279,174	—	279,174
Sycamore Small Company Opportunity Fund	59,981	192,956	252,937	—	252,937
Expedition Emerging Markets Small Cap Fund	—	—	—	—	—
INCORE Fund for Income	51,464	—	51,464	—	51,464
National Municipal Bond Fund	358	847	1,205	1,505	2,710
Ohio Municipal Bond Fund	49	407	456	1,140	1,596
Strategic Allocation Fund	201	—	201	—	201
INCORE Investment Grade Convertible Fund	1,426	—	1,426	—	1,426

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
NewBridge Large Cap Growth Fund	$—	$—	$8,952	$8,952	$—	$(245)	$13,604	$22,311
Special Value Fund	—	258	—	258	—	—	10,375	10,633
Sycamore Established Value Fund	—	63,044	200,910	263,954	—	—	1,729,999	1,993,953

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017
	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Sycamore Small Company Opportunity Fund	$—	$58,005	$190,068	$248,073	$—	$—	$1,032,670	$1,280,743
Expedition Emerging Markets Small Cap Fund	—	128	—	128	(4,481)	—	4,544	191
INCORE Fund for Income	—	1,725	—	1,725	(246,613)	—	(28,707)	(273,595)
National Municipal Bond Fund	14	18	1,203	1,235	—	—	1,015	2,250
Ohio Municipal Bond Fund	25	—	667	692	—	—	1,932	2,624
Strategic Allocation Fund	—	209	445	654	—	—	1,137	1,791
INCORE Investment Grade Convertible Fund	—	1,959	633	2,592	—	—	13,742	16,334

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2017, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2016 and specified losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of their tax year ended October 31, 2017, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration (in thousands):

	Expiration Year
	2018	2019	Total
INCORE Fund for Income	$3,563	$10,878	$14,441

During the tax year ended October 31, 2017, the Special Value Fund, Strategic Allocation Fund, and INCORE Investment Grade Convertible Bond Fund utilized $7,524, $834, and $3,082, respectively, (in thousands) of capital loss carryforwards.

CLCFs not subject to expiration (in thousands):

	Short-Term Amount	Long-Term Amount	Total
Expedition Emerging Markets Small Cap Fund	$4,481	$—	$4,481
INCORE Fund for Income	92,201	139,971	232,172

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

At October 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
NewBridge Large Cap Growth Fund	$17,196	$13,870	$(266)	$13,604
Special Value Fund	73,911	10,992	(617)	10,375
Sycamore Established Value Fund	8,672,442	1,928,529	(198,530)	1,729,999
Sycamore Small Company Opportunity Fund	3,827,222	1,086,861	(54,191)	1,032,670
Expedition Emerging Markets Small Cap Fund	21,909	5,383	(806)	4,577
INCORE Fund for Income	948,802	5,134	(33,841)	(28,707)
National Municipal Bond Fund	16,952	1,026	(11)	1,015
Ohio Municipal Bond Fund	25,338	1,935	(3)	1,932
Strategic Allocation Fund	33,594	1,506	(369)	1,137
INCORE Investment Grade Convertible Fund	98,162	17,438	(3,696)	13,742

8.  Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of October 31, 2017, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
Hartford Life Insurance Company	Special Value Fund	34.5%
Wells Fargo Bank N.A.	Sycamore Small Company Opportunity Fund	25.7%
Charles Schwab & Co., Inc.	Expedition Emerging Markets Small Cap Fund	67.8%
UBS Financial Services Inc.	Ohio Municipal Bond Fund	38.6%
Morgan Stanley Smith Barney LLC	Investment Grade Convertible Fund	38.6%

9.  Affiliated Securities:

An affiliated security is a security in which the Fund has ownership of at least 5% of the security's outstanding voting shares or a fund managed by VCM. Transactions in affiliated securities during the year ended October 31, 2017 were as follows:

Fund	Fair Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2017	Dividend Income
Sycamore Small Company Opportunity Fund
ADTRAN, Inc.	$34,305	$18,499	$(2,367)	$(172)	$4,418	$54,683	$984
The Andersons, Inc.	55,069	23,338	—	—	484	78,891	1,103
Culp, Inc.	18,220	7,529	—	—	2,578	28,327	369
Encore Wire Corp.	33,477	10,477	(5,816)	(7)	11,041	49,172	88
Total	141,071	59,843	(8,183)	(179)	18,521	211,073	2,544
Strategic Allocation Fund
Victory CEMP Commodity Volatility Wtd Index Strategy Fund, Class I	2,092	100	(55)	4	(1)	2,140	—

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017
Fund	Fair Value 10/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 10/31/2017	Dividend Income
Victory CEMP Emerging Market Volatility Wtd Index ETF	$1,668	$297	$(57)	$(1)	$213	$2,120	$47
Victory CEMP International Volatility Wtd Index ETF	—	1,630	—	—	359	1,989	40
Victory CEMP International Volatility Wtd Index Fund, Class I	1,505	1	(1,475)	(166)	135	—	—
Victory CEMP Long/Short Strategy Fund, Class I	1,913	308	(251)	15	218	2,203	11
Victory CEMP Market Neutral Income Fund, Class I	6,207	1,111	(557)	(17)	294	7,038	200
Victory CEMP US Small Cap Volatility Wtd Index ETF	1,168	158	(480)	60	215	1,121	15
Victory Expedition Emerging Markets Small Cap Fund, Class I	948	930	(243)	32	139	1,806	3
Victory INCORE Total Return Bond Fund, Class R6	3,844	825	(523)	8	(72)	4,082	142
Victory Integrity Discovery Fund, Class Y	1,421	196	(839)	170	151	1,099	—
Victory NewBridge Global Equity Fund, Class I	8,258	2,270	(9,844)	(743)	59	—	463
Victory RS Global Fund, Class Y	—	10,792	(1,559)	43	(98)	9,178	207
Victory US Multi-Factor Minimum Volatility ETF	—	1,906	—	—	49	1,955	9
Total	$29,024	$20,524	$(15,883)	$(595)	$1,661	$34,731	$1,137

10.  Fund Reorganization:

On July 22, 2016, the Strategic Allocation Fund acquired all of the net assets of the Victory CEMP Multi-Asset Balanced Fund (the "Balanced Fund"), a diversified series of Victory Portfolios II, an open-end investment company, pursuant to a Plan of Reorganization (the "Plan"), approved by Balanced Fund shareholders at a meeting held on June 10, 2016. The purpose of the Plan was to combine the two funds managed by the Adviser with similar objectives and policies. The acquisition was accomplished by a tax free exchange of 816 Class A shares of the Strategic Allocation Fund for the 1,119 Class A shares valued at $12,140 of the Balanced Fund outstanding on July 22, 2016, and 589 Class C shares of the Strategic Allocation Fund for the 817 Class C shares valued at $8,690 of the Balanced Fund outstanding on July 22, 2016. The principal asset of the Balanced Fund acquired by the Strategic Allocation Fund was the investment portfolio, with a fair value of $20,844 and identified cost of $21,024. For financial reporting purposes, assets received and shares issued by the Strategic Allocation Fund were recorded at fair value, however, the cost basis of the investments received from the Balanced Fund was carried forward to align ongoing reporting of the Strategic Allocation Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. At the time of the acquisition, the net assets of the Balanced Fund, which included portfolio capital of $23,769, accumulated net investment income of $254 accumulated realized losses of $(3,014) and unrealized losses of $(179), combined with the Strategic Allocation Fund were $33,364. The undistributed net investment income of the Balanced Fund may be distributed by the Strategic Allocation Fund in future periods. Immediately prior to the acquisition,

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

the net assets of the Balanced Fund and the Strategic Allocation Fund were $20,830 and $12,534, respectively. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Balanced Fund that have been included in the Strategic Allocation Fund's Statement of Operations since July 22, 2016.

11.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds' adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds' net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

12.  Subsequent Events:

Pursuant to Plans of Liquidation approved by the Board on October 9, 2017, each of the National Municipal Fund and Ohio Municipal Fund were liquidated at the close of business on December 15, 2017.

Pursuant to Plan of Liquidation approved by the Board on December 19, 2017, Expedition Emerging Markets Small Cap Fund will liquidate on or about February 27, 2018.

The Funds have evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory NewBridge Large Cap Growth Fund, Victory Special Value Fund, Victory Sycamore Established Value Fund, Victory Sycamore Small Company Opportunity Fund, Victory Expedition Emerging Markets Small Cap Fund, Victory INCORE Fund for Income, Victory National Municipal Bond Fund, Victory Ohio Municipal Bond Fund, Victory Strategic Allocation Fund, and Victory INCORE Investment Grade Convertible Fund, (ten of the portfolios constituting the Victory Portfolios (collectively, the "Funds")) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting the portfolios within Victory Portfolios at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
December 22, 2017

Victory Portfolios	Supplemental Information October 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (since December 2016).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired (since May 2010); Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016 to September 2017); Adviser, Endgate Commodities LLC (January 2016 to April 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief
Operating Officer, Liquidnet
			Holdings, Inc. (2011-2014).	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 73	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Net Expense Ratio During Period 5/1/17-10/31/17
NewBridge Large Cap Growth
Class A Shares	$1,000.00	$1,095.30	$7.29	1.38%
Class C Shares	1,000.00	1,092.10	11.07	2.10%
Class I Shares	1,000.00	1,098.50	5.02	0.95%
Class R Shares	1,000.00	1,093.60	8.71	1.65%
Class Y Shares	1,000.00	1,097.40	5.39	1.02%
Special Value
Class A Shares	1,000.00	1,126.30	6.22	1.16%
Class C Shares	1,000.00	1,120.80	11.23	2.10%
Class I Shares	1,000.00	1,126.10	6.38	1.19%
Class R Shares	1,000.00	1,124.30	7.87	1.47%
Class Y Shares	1,000.00	1,127.30	4.99	0.93%
Sycamore Established Value
Class A Shares	1,000.00	1,061.20	4.88	0.94%
Class C Shares	1,000.00	1,056.90	9.12	1.76%
Class I Shares	1,000.00	1,063.00	3.33	0.64%
Class R Shares	1,000.00	1,060.10	5.82	1.12%
Class R6 Shares	1,000.00	1,063.40	2.86	0.55%
Class Y Shares	1,000.00	1,063.20	3.07	0.59%

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Net Expense Ratio During Period 5/1/17-10/31/17
Sycamore Small Company Opportunity
Class A Shares	$1,000.00	$1,086.50	$6.57	1.25%
Class I Shares	1,000.00	1,088.40	4.74	0.90%
Class R Shares	1,000.00	1,085.20	7.78	1.48%
Class R6 Shares	1,000.00	1,088.50	4.79	0.91%
Class Y Shares	1,000.00	1,087.00	6.05	1.15%
Expedition Emerging Markets Small Cap
Class C Shares	1,000.00	1,064.60	13.27	6.46%
Class I Shares	1,000.00	1,070.30	7.83	1.50%
INCORE Fund for Income
Class A Shares	1,000.00	1,000.70	4.44	0.88%
Class C Shares	1,000.00	995.50	8.45	1.68%
Class I Shares	1,000.00	1,001.00	3.13	0.62%
Class R Shares	1,000.00	999.60	4.44	0.88%
Class R6 Shares	1,000.00	1,000.90	3.18	0.63%
Class Y Shares	1,000.00	1,000.60	3.38	0.67%
National Municipal
Class A Shares	1,000.00	1,015.30	5.03	0.99%
Class Y Shares	1,000.00	1,017.20	3.66	0.72%
Ohio Municipal
Class A Shares	1,000.00	1,020.70	5.20	1.02%
Strategic Allocation
Class A Shares	1,000.00	1,061.50	1.97	0.38%
Class C Shares	1,000.00	1,056.90	5.86	1.13%
Class I Shares	1,000.00	1,062.60	0.62	0.12%
Class R Shares	1,000.00	1,059.30	3.27	0.63%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	1,112.10	7.08	1.33%
Class I Shares	1,000.00	1,115.00	5.01	0.94%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Expense Ratio During Period 5/1/17-10/31/17
NewBridge Large Cap Growth
Class A Shares	$1,000.00	$1,018.25	$7.02	1.38%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class I Shares	1,000.00	1,020.42	4.84	0.95%
Class R Shares	1,000.00	1,016.89	8.39	1.65%
Class Y Shares	1,000.00	1,020.06	5.19	1.02%
Special Value
Class A Shares	1,000.00	1,019.36	5.90	1.16%
Class C Shares	1,000.00	1,014.62	10.66	2.10%
Class I Shares	1,000.00	1,019.21	6.06	1.19%
Class R Shares	1,000.00	1,017.80	7.48	1.47%
Class Y Shares	1,000.00	1,020.52	4.74	0.93%
Sycamore Established Value
Class A Shares	1,000.00	1,020.47	4.79	0.94%
Class C Shares	1,000.00	1,016.33	8.94	1.76%
Class I Shares	1,000.00	1,021.98	3.26	0.64%
Class R Shares	1,000.00	1,019.56	5.70	1.12%
Class R6 Shares	1,000.00	1,022.43	2.80	0.55%
Class Y Shares	1,000.00	1,022.23	3.01	0.59%
Sycamore Small Company Opportunity
Class A Shares	1,000.00	1,018.90	6.36	1.25%
Class I Shares	1,000.00	1,020.67	4.58	0.90%
Class R Shares	1,000.00	1,017.74	7.53	1.48%
Class R6 Shares	1,000.00	1,020.62	4.63	0.91%
Class Y Shares	1,000.00	1,019.41	5.85	1.15%
Expedition Emerging Markets Small Cap
Class C Shares	1,000.00	1,011.98	13.02	2.55%
Class I Shares	1,000.00	1,017.64	7.63	1.50%
INCORE Fund for Income
Class A Shares	1,000.00	1,020.77	4.48	0.88%
Class C Shares	1,000.00	1,016.74	8.54	1.68%
Class I Shares	1,000.00	1,022.08	3.16	0.62%
Class R Shares	1,000.00	1,020.77	4.48	0.88%
Class R6 Shares	1,000.00	1,022.03	3.21	0.63%
Class Y Shares	1,000.00	1,021.83	3.41	0.67%
National Municipal
Class A Shares	1,000.00	1,020.21	5.04	0.99%
Class Y Shares	1,000.00	1,021.58	3.67	0.72%

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Expense Ratio During Period 5/1/17-10/31/17
Ohio Municipal
Class A Shares	$1,000.00	$1,020.06	$5.19	1.02%
Strategic Allocation
Class A Shares	1,000.00	1,023.29	1.94	0.38%
Class C Shares	1,000.00	1,019.51	5.75	1.13%
Class I Shares	1,000.00	1,024.60	0.61	0.12%
Class R Shares	1,000.00	1,022.03	3.21	0.63%
INCORE Investment Grade Convertible Fund
Class A Shares	1,000.00	1,018.50	6.77	1.33%
Class I Shares	1,000.00	1,020.47	4.79	0.94%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Additional Federal Income Tax Information

For the year ended October 31, 2017, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Amount
Special Value Fund	100%
Sycamore Established Value Fund	91%
Sycamore Small Company Opportunity Fund	65%
Expedition Emerging Markets Small Cap Fund	66%
Strategic Allocation Fund	100%

Dividends qualified for corporate dividends received deductions of:

Amount
Special Value Fund	100%
Sycamore Established Value Fund	89%
Sycamore Small Company Opportunity Fund	62%
Strategic Allocation Fund	47%

For the year ended October 31, 2017, the following dividends paid by the Funds were designated as qualified interest income that may be exempt from U.S. withholding tax on accounts of foreign investors:

Amount
INCORE Fund for Income	99%

For the year ended October 31, 2017, the Funds designated tax-exempt income distributions (in thousands):

Amount
National Municipal Bond Fund	$1,221
Ohio Municipal Bond Fund	1,118

For the year ended October 31, 2017, the Funds designated short-term capital gain distributions (in thousands):

Amount
Sycamore Small Company Opportunity Fund	$51,836
National Municipal Bond Fund	506
Ohio Municipal Bond Fund	302

For the year ended October 31, 2017, the following Funds designated long-term capital gain distributions (in thousands):

Amount
NewBridge Large Cap Growth Fund	$19,447
Sycamore Established Value Fund	67,010
Sycamore Small Company Opportunity Fund	154,380
National Municipal Bond Fund	1,041
Ohio Municipal Bond Fund	341

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2017 were as follows:

	Foreign Source Income	Foreign Tax Expense
Expedition Emerging Markets Small Cap Fund	0.20	0.04

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-ANN  (10/17)

October 31, 2017

Annual Report

Victory Diversified Stock Fund

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (Unaudited)	3
Fund Review and Commentary	5
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	15
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	30
Supplemental Information
Trustee and Officer Information	31
Proxy Voting and Form N-Q Information	34
Expense Examples	34
Additional Federal Income tax Information	35

The Fund is distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Fund.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Fund, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE
• MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

1

This page is intentionally left blank.

2

Victory Funds Letter to Shareholders

Dear Shareholder,

It's on — risk, that is. At least that's the signal that the markets have been sending over the past year. Equities, by and large, have continued their steady march higher both domestically and globally.

Oddly enough the news flow has been anything but cheery. For starters, extreme levels of partisanship continue to be the norm in Washington, D.C., and there have been no substantive legislative accomplishments or fiscal stimulus. Geopolitical tensions remain elevated globally. We continue to hear strong rhetoric for anti-globalization policies and protectionism. Devastating hurricanes and floods wreaked havoc across the Southeastern U.S. and Puerto Rico. And the Federal Reserve continues to ratchet up short-term interest rates, albeit it slowly.

At first glance these factors typically might be considered less-than-ideal, but for now the markets seem unfazed. For the 12 months ended October 31, 2017, the S&P 500 Index® increased more than 23.63 percent. Investors appear to be squarely focused on the positive economic news and robust corporate profits, while discounting the normalization of interest rates and still unfulfilled regulatory, fiscal, and tax reforms. According to statistics from the U.S. Bureau of Economic Analysis, real gross domestic product (GDP) increased 3.0 percent in the third quarter of 2017 (according to the advance estimate). That's a continuation of a strong report from the second quarter of 2017, when real GDP increased 3.1 percent. Clearly, the strong economic underpinnings have kept pessimists at bay.

Investor optimism appears to be contagious, and both global developed and emerging market stocks have enjoyed strong performance. The MSCI Emerging Markets Index was up more than 20.72 percent for the 12 months ended October 31, 2017, while the MSCI World Index was up more than 23.20 percent for the same period.

While the market has been shrugging off the bad news to date, we believe it's vital to acknowledge the risks. For starters, equities may have priced in the prospect of large corporate tax cuts and a "repatriation holiday" that would allow them to reinvest or distribute cash currently held in overseas entities without incurring significant tax liabilities. But if no such legislation is enacted, will stock prices falter?

Moreover, the Federal Reserve has clearly communicated its intentions to continue gradually raising the federal funds target rate in 2018, while also reducing the size of its balance sheet by not reinvesting all principal payments and maturing securities associated with its bond-buying program. To date, prospects for tighter monetary policy have barely tempered the strength of domestic stocks, but if the trajectory of rate increases were to steepen, that might raise the cost of capital enough to spook investors.

There are also geopolitical tensions that need to be monitored on the Korean Peninsula, Russian-U.S. relations, credit risks in China, and countless other potential headwinds. As always, our independent investment franchises at Victory

3

Capital are committed to evaluating and managing risks and offering products to help investors achieve their objectives at all points of the market cycle.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

4

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund

Portfolio Holdings

As a Percentage of Total Investments

Commentary

The Victory Diversified Stock Fund ("Fund") returned 24.85% (Class A Shares at net asset value), outperforming the S&P 500® Index (the "Index") benchmark, which returned 23.63% for the year ended October 31, 2017. Within the Fund, Information Technology, Financials and Materials were the strongest performing sectors, while Energy was the only sector to post negative total returns over the last twelve months. Relative to the Index, the Fund's style exposures, sector allocation and stock selection all contributed to the Fund's outperformance. With regards to style, our exposures to momentum, earnings yield and (less) dividend yield more than offset the drag we experienced from our smaller assets under management and higher beta.

The Fund generated excess return in 5 of 11 sectors, with Consumer Discretionary and Technology making the strongest contributions to relative performance. In Consumer Discretionary we avoided much of the weakness in retail and found stocks with strong fundamental momentum (Thor Industries, D.R. Horton), which more than offset the negative effect from our underweight sector allocation. In Technology, our internet holdings (YY, Inc. and Weibo Corp.) drove our outperformance, partially offset by our underweight in Apple and our position in IT Distributor Tech Data. Financials was our weakest sector on a relative basis. Most of the underperformance was centered in Money Center Banks where we did not fully participate due to our underweight exposure.

Positively, the continued decline in stock price correlations over the last twelve months suggests a more favorable environment for our investment discipline, as lower correlations imply that stock prices are reacting more to company specific news and data, which we believe should result in better performance for skilled stock pickers looking to profit from that information. Indeed, correlations are now trending below the levels experienced during that last great stock picker's market in the mid-2000s, but we believe this decline will be more durable if macro conditions continue to normalize at the margin. Specifically, ending zero interest rate monetary policy may remove a key pillar of support for higher correlations (indiscriminate downward pressure on the cost of capital), while we also see potential for a stronger business cycle if regulation is relaxed (greater economic variability may create greater dispersion between winners and losers).

5

Victory Equity Funds (Unaudited)

Victory Diversified Stock Fund (continued)

Average Annual Total Return

Year Ended October 31, 2017

	Class A		Class C		Class I	Class R	Class R6	Class Y
INCEPTION DATE	10/28/89		3/1/02		8/31/07	3/26/99	3/3/14	1/28/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Net Asset Value	S&P 500 Index(1)
One Year	24.85%	17.66%	23.82%	22.82%	25.21%	24.56%	25.24%	25.11%	23.63%
Three Year	7.83%	5.72%	6.95%	6.95%	8.14%	7.53%	8.17%	8.06%	10.77%
Five Year	13.03%	11.70%	12.10%	12.10%	13.32%	12.70%	N/A	N/A	15.18%
Ten Year	5.37%	4.75%	4.52%	4.52%	5.66%	5.08%	N/A	N/A	7.51%
Since Inception	10.14%	9.90%	5.98%	5.98%	6.29%	6.32%	8.98%	11.90%	N/A
Expense Ratios
Gross	1.07%		1.90%		0.80%	1.36%	0.92%	0.96%
With Applicable Waivers	1.07%		1.90%		0.80%	1.36%	0.78%	0.86%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated March 1, 2017. Additional information pertaining to the Fund's expense ratios as of October 31, 2017 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. Class C Shares are not subject to an initial sales charge, but are subject to a deferred sales charge of 1.00% on shares redeemed within one year of purchase. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Diversified Stock Fund — Growth of $10,000

(1)The S&P 500 Index is an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.6%)
Consumer Discretionary (18.4%):
Best Buy Co., Inc.	113,200	$6,337
Burlington Stores, Inc. (a)	74,645	7,009
Comcast Corp., Class A	80,875	2,914
D.R. Horton, Inc.	185,400	8,196
LCI Industries	46,965	5,814
Lear Corp.	42,260	7,421
Magna International, Inc., ADR	130,860	7,138
Nutrisystem, Inc.	85,440	4,268
PulteGroup, Inc.	269,485	8,147
Ross Stores, Inc.	110,090	6,990
Royal Caribbean Cruises Ltd.	26,720	3,307
The Children's Place, Inc.	41,970	4,566
The Home Depot, Inc.	28,810	4,776
Thor Industries, Inc.	57,440	7,824
Toll Brothers, Inc.	153,865	7,084
		91,791
Consumer Staples (5.1%):
Altria Group, Inc.	103,800	6,666
Costco Wholesale Corp.	34,065	5,487
Tyson Foods, Inc., Class A	97,620	7,117
Wal-Mart Stores, Inc.	68,530	5,984
		25,254
Electronic Equipment, Instruments & Components (2.0%):
SYNNEX Corp.	50,370	6,794
Tech Data Corp. (a)	32,860	3,048
		9,842
Energy (2.9%):
EOG Resources, Inc.	33,640	3,360
Exxon Mobil Corp.	98,355	8,198
Valero Energy Corp.	39,095	3,084
		14,642
Financials (20.7%):
Ameriprise Financial, Inc.	46,825	7,331
Bank of America Corp.	451,775	12,374
Berkshire Hathaway, Inc., Class B (a)	55,110	10,302
Citizens Financial Group, Inc.	176,980	6,727
Credit Acceptance Corp. (a) (b)	17,575	5,039
Essent Group Ltd. (a)	136,775	5,829
Fcb Financial Holdings, Inc. (a)	105,220	4,914
JPMorgan Chase & Co.	98,015	9,861
Morgan Stanley	48,855	2,443
Northern Trust Corp.	48,725	4,557
Primerica, Inc.	39,290	3,477
Raymond James Financial, Inc.	81,215	6,885
SVB Financial Group (a)	26,645	5,843
See notes to financial statements.

7

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Bank of New York Mellon Corp.	63,445	$3,264
Western Alliance BanCorp (a)	129,240	7,212
Zions BanCorp	152,840	7,101
		103,159
Health Care (10.4%):
Baxter International, Inc.	73,925	4,766
Bristol-Myers Squibb Co.	96,910	5,975
Celgene Corp. (a)	28,925	2,921
Gilead Sciences, Inc.	35,810	2,684
ICON PLC (a)	54,820	6,516
Johnson & Johnson	77,475	10,801
Medtronic PLC	52,105	4,195
Mylan NV (a)	78,795	2,814
UnitedHealth Group, Inc.	52,890	11,119
		51,791
Industrials (9.6%):
Alaska Air Group, Inc.	35,835	2,366
FedEx Corp.	21,285	4,806
Insperity, Inc.	34,850	3,307
ManpowerGroup, Inc.	55,490	6,841
Masco Corp.	98,305	3,915
Old Dominion Freight Line, Inc.	27,730	3,359
Patrick Industries, Inc. (a)	61,700	5,738
SkyWest, Inc.	76,770	3,616
United Rentals, Inc. (a)	51,285	7,256
Universal Forest Products, Inc.	59,955	6,769
		47,973
Internet Software & Services (5.8%):
Alphabet, Inc., Class C (a)	12,496	12,704
Facebook, Inc., Class A (a)	72,695	13,090
YY, Inc., ADR (a)	37,000	3,344
		29,138
Materials (2.9%):
Avery Dennison Corp.	72,730	7,722
Berry Global Group, Inc. (a)	112,635	6,696
		14,418
Real Estate (0.6%):
American Tower Corp.	22,385	3,216
Semiconductors & Semiconductor Equipment (9.8%):
Analog Devices, Inc.	33,635	3,071
Broadcom Ltd.	35,570	9,386
Entegris, Inc.	163,570	5,357
Intel Corp.	179,980	8,187
MKS Instruments, Inc.	38,695	4,204
Skyworks Solutions, Inc.	57,225	6,516

See notes to financial statements.

8

Victory Portfolios Victory Diversified Stock Fund	Schedule of Portfolio Investments — continued October 31, 2017

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	84,020	$3,557
Texas Instruments, Inc.	93,700	9,060
		49,338
Software (4.5%):
Microsoft Corp.	213,965	17,798
Oracle Corp.	92,165	4,691
		22,489
Technology Hardware, Storage & Peripherals (4.9%):
Apple, Inc.	143,660	24,284
Total Common Stocks (Cost $412,638)		487,335
Exchange-Traded Funds (2.0%)
SPDR S&P 500 ETF Trust	38,955	10,017
Total Exchange-Traded Funds (Cost $9,806)		10,017
Collateral for Securities Loaned (0.9%)
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.96% (c)	1,449,938	1,450
Fidelity Investments Money Market Prime Money Market Portfolio, Institutional Class, 0.60% (c)	2,624,724	2,625
JPMorgan U.S. Government Money Market Fund, Institutional Class, 0.91% (c)	515,967	516
Total Collateral for Securities Loaned (Cost $4,591)		4,591
Total Investments (Cost $427,035) — 100.5%		501,943
Liabilities in excess of other assets — (0.5)%		(2,641)
NET ASSETS — 100.00%		$499,302

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate periodically changes. Rate disclosed is the daily yield on October 31, 2017.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Company

See notes to financial statements.

9

Victory Portfolios	Statement of Assets and Liabilities October 31, 2017

(Amounts in Thousands, Except Per Share Amounts)

	Victory Diversified Stock Fund
ASSETS:
Investments, at value (Cost $427,035)	$501,943	(a)
Cash and cash equivalents	11,810
Interest and dividend receivable	230
Receivable for capital shares issued	123
Receivable from Adviser	3
Prepaid expenses	25
Total Assets	514,134
LIABILITIES:
Collateral for securities loaned	4,591
Payable for investments purchased	6,541
Payable for capital shares redeemed	3,197
Accrued expenses and other payables:
Investment advisory fees	275
Administration fees	25
Custodian fees	7
Transfer agent fees	89
Chief Compliance Officer fees	—	(b)
Trustees' fees	1
12b-1 fees	64
Other accrued expenses	42
Total Liabilities	14,832
NET ASSETS:
Capital	329,359
Accumulated net investment loss	(133)
Accumulated net realized gains from investments	95,168
Net unrealized appreciation on investments	74,908
Net Assets	$499,302
Net Assets
Class A Shares	$311,255
Class C Shares	36,001
Class I Shares	74,466
Class R Shares	66,310
Class R6 Shares	2,427
Class Y Shares	8,843
Total	$499,302
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	14,129
Class C Shares	1,705
Class I Shares	3,385
Class R Shares	3,054
Class R6 Shares	110
Class Y Shares	402
Total	22,785
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$22.03
Class C Shares (d)	$21.12
Class I Shares	$22.00
Class R Shares	$21.71
Class R6 Shares	$22.00
Class Y Shares	$22.02
Maximum Sales Charge — Class A Shares	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$23.37

(a)  Includes $4,562 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

10

Victory Portfolios	Statement of Operations For the Year Ended October 31, 2017

(Amounts in Thousands)

	Victory Diversified Stock Fund
Investment Income:
Dividend income	$9,302
Interest income	52
Securities lending income	29
Total Income	9,383
Expenses:
Investment advisory fees	3,519
Administration fees	331
12b-1 fees — Class A Shares	787
12b-1 fees — Class C Shares	426
12b-1 fees — Class R Shares	331
Custodian fees	21
Transfer agent fees — Class A Shares	139
Transfer agent fees — Class C Shares	40
Transfer agent fees — Class I Shares	31
Transfer agent fees — Class R Shares	46
Transfer agent fees — Class R6 Shares	—	(a)
Transfer agent fees — Class Y Shares	9
Trustees' fees	45
Chief Compliance Officer fees	4
Legal and audit fees	15
State registration and filing fees	99
Other expenses	121
Total Expenses	5,964
Expenses waived/reimbursed by Adviser	(20)
Net Expenses	5,944
Net Investment Income	3,439
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	114,672
Net change in unrealized appreciation/depreciation on investments	1,911
Net realized/unrealized gains on investments	116,583
Change in net assets resulting from operations	$120,022

(a)  Rounds to less than $1.

See notes to financial statements.

11

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
From Investment Activities:
Operations:
Net investment income	$3,439	$8,662
Net realized gains from investment transactions	114,672	10,764
Net change in unrealized appreciation/depreciation on investments	1,911	(60,287)
Change in net assets resulting from operations	120,022	(40,861)
Distributions to Shareholders:
From net investment income:
Class A Shares	(2,827)	(4,143)
Class C Shares	(102)	(161)
Class I Shares	(1,267)	(2,947)
Class R Shares	(435)	(559)
Class R6 Shares	(29)	(84)
Class Y Shares	(119)	(171)
From net realized gains:
Class A Shares	(3,851)	(42,984)
Class C Shares	(582)	(5,903)
Class I Shares	(1,639)	(23,646)
Class R Shares	(808)	(7,550)
Class R6 Shares	(34)	(457)
Class Y Shares	(138)	(1,485)
Change in net assets resulting from distributions to shareholders	(11,831)	(90,090)
Change in net assets resulting from capital transactions	(258,763)	(246,756)
Change in net assets	(150,572)	(377,707)
Net Assets:
Beginning of period	649,874	1,027,581
End of period	$499,302	$649,874
Accumulated net investment income (loss)	$(133)	$1,226

See notes to financial statements.

12

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Diversified Stock Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Capital Transactions:
Class A Shares
Proceeds from shares issued	$24,929	$25,331
Distributions reinvested	5,995	42,999
Cost of shares redeemed	(135,984)	(177,644)
Total Class A Shares	$(105,060)	$(109,314)
Class C Shares
Proceeds from shares issued	$767	$2,824
Distributions reinvested	486	4,286
Cost of shares redeemed	(23,735)	(15,424)
Total Class C Shares	$(22,482)	$(8,314)
Class I Shares
Proceeds from shares issued	$23,557	$37,325
Distributions reinvested	2,386	21,351
Cost of shares redeemed	(134,934)	(173,113)
Total Class I Shares	$(108,991)	$(114,437)
Class R Shares
Proceeds from shares issued	$3,551	$4,105
Distributions reinvested	1,178	7,694
Cost of shares redeemed	(21,457)	(19,895)
Total Class R Shares	$(16,728)	$(8,096)
Class R6 Shares
Proceeds from shares issued	$861	$2,280
Distributions reinvested	63	541
Cost of shares redeemed	(1,318)	(5,239)
Total Class R6 Shares	$(394)	$(2,418)
Class Y Shares
Proceeds from shares issued	$2,918	$2,459
Distributions reinvested	10	52
Cost of shares redeemed	(8,036)	(6,688)
Total Class Y Shares	$(5,108)	$(4,177)
Change in net assets resulting from capital transactions	$(258,763)	$(246,756)

(continues on next page)

See notes to financial statements.

13

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Diversified Stock Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
Share Transactions:
Class A Shares
Issued	1,281	1,387
Reinvested	320	2,329
Redeemed	(7,062)	(9,716)
Total Class A Shares	(5,461)	(6,000)
Class C Shares
Issued	43	157
Reinvested	27	241
Redeemed	(1,268)	(884)
Total Class C Shares	(1,198)	(486)
Class I Shares
Issued	1,227	2,073
Reinvested	127	1,160
Redeemed	(7,031)	(9,265)
Total Class I Shares	(5,677)	(6,032)
Class R Shares
Issued	185	228
Reinvested	64	422
Redeemed	(1,124)	(1,102)
Total Class R Shares	(875)	(452)
Class R6 Shares
Issued	45	128
Reinvested	3	29
Redeemed	(68)	(289)
Total Class R6 Shares	(20)	(132)
Class Y Shares
Issued	150	133
Reinvested	1	3
Redeemed	(410)	(365)
Total Class Y Shares	(259)	(229)
Change in Shares	(13,490)	(13,331)

See notes to financial statements.

14

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class A Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$18.01		$20.80	$23.04	$21.10	$16.26
Investment Activities:
Net investment income (loss)	0.13	(a)	0.20 (a)	0.15	0.21	0.21
Net realized and unrealized gains (losses) on investments	4.28		(1.04)	0.97	2.32	4.83
Total from Investment Activities	4.41		(0.84)	1.12	2.53	5.04
Distributions to Shareholders:
Net investment income	(0.17)		(0.19)	(0.15)	(0.20)	(0.20)
Net realized gains from investments	(0.22)		(1.76)	(3.21)	(0.39)	—
Total Distributions to Shareholders	(0.39)		(1.95)	(3.36)	(0.59)	(0.20)
Net Asset Value, End of Period	$22.03		$18.01	$20.80	$23.04	$21.10
Total Return	24.85%		(4.21)%	4.85%	12.13%	31.19%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$311,255		$352,748	$532,180	$810,011	$920,589
Ratio of net expenses to average net assets	1.05%		1.07%	1.09%	1.10%	1.08%
Ratio of net investment income to average net assets	0.66%		1.06%	0.68%	0.93%	1.12%
Portfolio turnover (b)	133	% (c)	74%	74%	70%	89%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

15

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class C Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$17.30		$20.07	$22.38	$20.53	$15.83
Investment Activities:
Net investment income (loss)	(0.02	)(a)	0.04 (a)	(0.03)	0.02	0.04
Net realized and unrealized gains (losses) on investments	4.10		(1.00)	0.95	2.25	4.72
Total from Investment Activities	4.08		(0.96)	0.92	2.27	4.76
Distributions to Shareholders:
Net investment income	(0.04)		(0.05)	(0.02)	(0.03)	(0.06)
Net realized gains from investments	(0.22)		(1.76)	(3.21)	(0.39)	—
Total Distributions to Shareholders	(0.26)		(1.81)	(3.23)	(0.42)	(0.06)
Net Asset Value, End of Period	$21.12		$17.30	$20.07	$22.38	$20.53
Total Return	23.82%		(5.01)%	4.01%	11.18%	30.16%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$36,001		$50,213	$67,997	$76,697	$82,069
Ratio of net expenses to average net assets	1.87%		1.90%	1.91%	1.89%	1.90%
Ratio of net investment income (loss) to average net assets	(0.12)%		0.23%	(0.16)%	0.13%	0.25%
Portfolio turnover (b)	133	%(c)	74%	74%	70%	89%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

16

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class I Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$17.98		$20.77	$23.01	$21.08	$16.25
Investment Activities:
Net investment income (loss)	0.19	(a)	0.24 (a)	0.20	0.27	0.25
Net realized and unrealized gains (losses) on investments	4.27		(1.03)	0.98	2.31	4.83
Total from Investment Activities	4.46		(0.79)	1.18	2.58	5.08
Distributions to Shareholders:
Net investment income	(0.22)		(0.24)	(0.21)	(0.26)	(0.25)
Net realized gains from investments	(0.22)		(1.76)	(3.21)	(0.39)	—
Total Distributions to Shareholders	(0.44)		(2.00)	(3.42)	(0.65)	(0.25)
Net Asset Value, End of Period	$22.00		$17.98	$20.77	$23.01	$21.08
Total Return	25.21%		(3.96)%	5.16%	12.39%	31.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$74,466		$162,923	$313,482	$362,936	$394,394
Ratio of net expenses to average net assets	0.80%		0.80%	0.81%	0.82%	0.82%
Ratio of net investment income to average net assets	0.99%		1.33%	0.94%	1.20%	1.38%
Portfolio turnover (b)	133	%(c)	74%	74%	70%	89%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

17

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class R Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$17.75		$20.54	$22.79	$20.89	$16.10
Investment Activities:
Net investment income (loss)	0.07	(a)	0.14 (a)	0.08	0.14	0.14
Net realized and unrealized gains (losses) on investments	4.23		(1.04)	0.97	2.29	4.80
Total from Investment Activities	4.30		(0.90)	1.05	2.43	4.94
Distributions to Shareholders:
Net investment income	(0.12)		(0.13)	(0.09)	(0.14)	(0.15)
Net realized gains from investments	(0.22)		(1.76)	(3.21)	(0.39)	—
Total Distributions to Shareholders	(0.34)		(1.89)	(3.30)	(0.53)	(0.15)
Net Asset Value, End of Period	$21.71		$17.75	$20.54	$22.79	$20.89
Total Return	24.56%		(4.55)%	4.57%	11.77%	30.82%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$66,310		$69,751	$89,949	$107,486	$125,974
Ratio of net expenses to average net assets	1.33%		1.36%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets	0.38%		0.77%	0.38%	0.66%	0.77%
Portfolio turnover (b)	133	%(c)	74%	74%	70%	89%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

18

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class R6 Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Period Ended October 31, 2014(a)
Net Asset Value, Beginning of Period	$17.98		$20.77	$23.01	$21.45
Investment Activities:
Net investment income (loss)	0.18	(b)	0.26 (b)	0.19	0.19
Net realized and unrealized gains (losses) on investments	4.29		(1.05)	0.99	1.58
Total from Investment Activities	4.47		(0.79)	1.18	1.77
Distributions to Shareholders:
Net investment income	(0.23)		(0.24)	(0.21)	(0.21)
Net realized gains from investments	(0.22)		(1.76)	(3.21)	—
Total Distributions to Shareholders	(0.45)		(2.00)	(3.42)	(0.21)
Net Asset Value, End of Period	$22.00		$17.98	$20.77	$23.01
Total Return (c)	25.24%		(3.93)%	5.19%	8.27%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,427		$2,332	$5,447	$54
Ratio of net expenses to average net assets (d)	0.78%		0.78%	0.78%	0.78%
Ratio of net investment income to average net assets (d)	0.94%		1.40%	0.78%	1.25%
Ratio of gross expenses to average net assets (d) (e)	1.29%		0.92%	2.01%	29.23%
Portfolio turnover (c) (f)	133	%(g)	74%	74%	70%

(a)  Class R6 Shares commenced operations on March 3, 2014.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

19

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Victory Diversified Stock Fund
	Class Y Shares
	Year Ended October 31, 2017		Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013(a)
Net Asset Value, Beginning of Period	$18.00		$20.79	$23.04	$21.10	$17.66
Investment Activities:
Net investment income (loss)	0.17	(b)	0.23 (b)	0.19	0.26	0.16
Net realized and unrealized gains (losses) on investments	4.28		(1.03)	0.97	2.32	3.43
Total from Investment Activities	4.45		(0.80)	1.16	2.58	3.59
Distributions to Shareholders:
Net investment income	(0.21)		(0.23)	(0.20)	(0.25)	(0.15)
Net realized gains from investments	(0.22)		(1.76)	(3.21)	(0.39)	—
Total Distributions to Shareholders	(0.43)		(1.99)	(3.41)	(0.64)	(0.15)
Net Asset Value, End of Period	$22.02		$18.00	$20.79	$23.04	$21.10
Total Return (c)	25.11%		(4.01)%	5.06%	12.39%	20.41%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,843		$11,907	$18,526	$23,001	$25,233
Ratio of net expenses to average net assets (d)	0.86%		0.86%	0.86%	0.86%	0.86%
Ratio of net investment income to average net assets (d)	0.88%		1.27%	0.90%	1.17%	1.06%
Ratio of gross expenses to average net assets (d) (e)	0.94%		0.96%	0.98%	0.95%	1.01%
Portfolio turnover (c) (f)	133	%(g)	74%	74%	70%	89%

(a)  Class Y Shares commenced operations on January 28, 2013.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increase due to a change within the portfolio holdings during the year.

See notes to financial statements.

20

Victory Portfolios	Notes to Financial Statements October 31, 2017

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 46 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The accompanying financial statements are those of the Victory Diversified Stock Fund (the "Fund"), which seeks to provide long-term growth of capital.

The Fund is authorized to issue six classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, Class R6 Shares and Class Y Shares. Each class of shares has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies (Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies).

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

21

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds, American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

For the year ended October 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of October 31, 2017, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices	Total
	Investments in Securities	Investments in Securities
Common Stocks	$487,335	$487,335
Exchange-Traded Funds	10,017	10,017
Collateral for Securities Loaned	4,591	4,591
Total	$501,943	$501,943

There were no transfers among any levels during the year ended October 31, 2017.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of index fund, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

22

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

Open-End & Closed-End Funds:

The Fund may invest in portfolios of open-end or closed-end investment companies (the "Underlying Funds"). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Open-end funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Fund's Schedule of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Fund's Schedule of Portfolio Investments. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Fund's Statement of Operations. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by the Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

23

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

The following table is a summary of the Fund's securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity, which are subject to offset under the MSLA as of October 31, 2017:

Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Net Amount (000)
$4,562	$4,591	$29

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of October 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Affiliated Securities Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price.

24

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

For the year ended October 31, 2017, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2017 were as follows for the Fund (in thousands):

Purchases	Sales
$708,705	$957,637

For the year ended October 31, 2017, there were no purchases or sales of U.S. Government Securities.

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the Fund's average daily net assets. The rate at which the Adviser is paid decreases at various levels as the Fund's assets grow. The investment advisory fees of the Fund are computed at a rate of 0.65% of the first $800 million in average daily net assets, 0.60% of the average daily net assets above $800 million to $2.4 billion and 0.55% of the average daily net assets above $2.4 billion of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Portfolios II and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Trusts and 0.04% of the average daily net assets over $30 billion of the Trusts.

Under the Administration and Fund Accounting Agreement prior to November 7, 2016, VCM was paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trusts, 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services, LLC ("FIS") serves as the Fund's transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Effective July 1, 2017, Colin Kinney serves as the Trust's Chief Compliance Officer ("CCO"). The CCO is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to Provide Compliance Services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services. Prior to July 1, 2017, EJV Financial Services

25

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

LLC served as the Trust's CCO. Under the terms of the agreement, the Funds within the Trust, Victory Portfolios II, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), paid EJV Financial Services LLC $220 thousand annually for CCO consulting services.

The Victory Trusts pay an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Trusts and are presented in the Statements of Operations.

Morrison & Foerster LLP provides legal services to the Trust.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of 0.50% of the average daily net assets of Class R Shares of the Fund and 1.00% of the average daily net assets of Class C Shares of the Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R and Class C Shares of the Fund.

In addition, the Distributor and FIS are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Fund. For the year ended October 31, 2017, the Distributor received approximately $5 thousand from commissions earned on sales of Class A Shares and the transfer agent received $1 thousand from redemptions of Class C Shares of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund until at least February 28, 2018. Under the terms of the agreement, to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund, such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of October 31, 2017, the expense limits were as follows:

Class	Expense Limit
Class R6 Shares	0.78%
Class Y Shares	0.86%

The Fund has agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. As of October 31, 2017, the following amounts are available to be repaid to the Adviser (in thousands). The amount repaid to the Adviser during the year, if any, is reflected on the Statement of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser."

Expires 10/31/2018	Expires 10/31/2019	Expires 10/31/2020	Total
$38	$23	$20	$81

The Adviser, Citi or other service providers may voluntarily waive or reimburse additional fees to assist the Fund in maintaining a competitive expense ratio. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended October 31, 2017.

Certain officers and/or interested trustees of the Fund are also officers of the Adviser, Administrator and Fund Accountant, Legal and CCO.

26

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

5.  Risks:

The Fund may be subject to other risks in addition to these identified risks.

An investment in the Fund's shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund's shares. An investment in the Fund's shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund's distributions.

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Borrowing and Interfund Lending:

Line of Credit:

The Victory Trusts participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank as of July 29, 2016, the Victory Trusts may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted. $40 million of the line of credit is reserved for use by the Victory RS Floating Rate Fund, another series of the Victory Trusts, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15% on $100 million for providing the Line of Credit. The agreement was subsequently amended on July 28, 2017 with a new termination date of July 27, 2018. For the year ended October 31, 2017, Citibank earned approximately $150 thousand in commitment fees from the Victory Trusts. Each fund in the Victory Trusts pays a pro-rata portion of the commitment fees plus any interest on amounts borrowed.

The Fund did not utilize the Line of Credit during the year ended October 31, 2017.

Interfund Lending:

The Trust and Adviser received an exemptive order granted by the SEC on March 28, 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Board approved the Interfund Lending Policy and Procedures relating to the Facility on May 24, 2017. The Facility allows the Fund to directly lend and borrow money to or from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

As of October 31, 2017, the Facility was not yet in operation and the Fund had no outstanding loans to or from another fund under this Facility.

27

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

7.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Year Ended October 31, 2017
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$4,738	$7,093	$11,831
Year Ended October 31, 2016
Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$20,615	$69,475	$90,090

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
$32,275	$63,180	$95,455	$—	$74,619	$170,074

*Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2017, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2017 and specified losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund's next taxable year.

**The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of October 31, 2017, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$427,324	$77,209	$(2,590)	$74,619

8.  Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the "Rules"). The Rules introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Fund's adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Fund's net assets or results of operations.

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call

28

Victory Portfolios	Notes to Financial Statements — continued October 31, 2017

date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

9.  Subsequent Events:

The Fund has evaluated the need for additional disclosures or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Fund's financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of the Victory Portfolios:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Victory Diversified Stock Fund, (one of the portfolios constituting the Victory Portfolios (the "Fund")), as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Victory Diversified Stock Fund (one of the portfolios constituting the Victory Portfolios) at October 31, 2017, the results of its operations for the year then ended, the change in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
December 22, 2017

30

Victory Portfolios	Supplemental Information October 31, 2017

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 46 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 23 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 66	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012); Chairman, Board of Trustees, Turner Funds (since December 2016).
Nigel D. T. Andrews, 70	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 66*	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	None.
Dennis M. Bushe, 73	Trustee	July 2016	Retired (since May 2010); Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 63	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

31

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 64	Trustee	February 2015

Partner, McCarvill Capital Partners (September 2016 to September 2017); Adviser, Endgate Commodities LLC (January 2016 to April 2016); Managing Partner, Endgate Commodities LLC (August 2014 to January 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 60*	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 56	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, 72	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown, 45**	Trustee	May 2008

Chairman and Chief Executive Officer (since August 2013), Co-Chief Executive Officer (2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

* The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

** Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

32

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 55	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 48	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 43	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013); Associate, Dechert LLP (2001-2010).
Christopher E. Sabato, 48	Treasurer**	May 2006-May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Allan Shaer, 52	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Edward J. Veilleux, 74	Chief Compliance Officer***	October 2005-July 2017	President of EJV Financial Services (mutual fund consulting).
Colin Kinney, 44	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, 57	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 63	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP.

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

**  On May 24, 2017, Mr. Sabato resigned his position with the Trust.

***  On July 1, 2017, Mr. Veilleux resigned his position with the Trust.

33

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Net Expense Ratio During Period 5/1/17-10/31/17
Class A Shares	$1,000.00	$1,126.80	$5.58	1.04%
Class C Shares	1,000.00	1,122.40	9.79	1.83
Class I Shares	1,000.00	1,129.00	4.24	0.79
Class R Shares	1,000.00	1,125.80	7.07	1.32
Class R6 Shares	1,000.00	1,128.60	4.18	0.78
Class Y Shares	1,000.00	1,127.90	4.61	0.86

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

34

Victory Portfolios	Supplemental Information — continued October 31, 2017

  (Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17-10/31/17*	Annualized Expense Ratio During Period 5/1/17-10/31/17
Class A Shares	$1,000.00	$1,019.96	$5.30	1.04%
Class C Shares	1,000.00	1,015.98	9.30	1.83
Class I Shares	1,000.00	1,021.22	4.02	0.79
Class R Shares	1,000.00	1,018.55	6.72	1.32
Class R6 Shares	1,000.00	1,021.27	3.97	0.78
Class Y Shares	1,000.00	1,020.87	4.38	0.86

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 184/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Additional Federal Income Tax Information

For the year ended October 31, 2017, the Fund paid qualified dividend income for purposes of reduced individual federal income tax rates of 42%.

Dividends qualifying for corporate dividends received a deduction of 40%.

For the year ended October 31, 2017, the Fund designated short-term capital gain distributions in the amount of $5,734 thousand.

For the year ended October 31, 2017, the Fund designated long-term capital gain distributions in the amount of $18,172 thousand.

35

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VF-DSTK-ANN  (10/17)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2017	2016
(a) Audit Fees (1)	$163,255	$196,000
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	57,992	60,290
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended October 31, 2017 and October 31, 2016, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2017 and 2016 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2017	$613,289
2016	$367,890

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)      Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	December 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	December 22, 2017

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	December 22, 2017